As filed with the Securities and Exchange Commission on July 18, 2006


                                                Securities Act File No. 33-20827
                                        Investment Company Act File No. 811-5518
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      |X|
           Pre-Effective Amendment No.  __                      |_|
           Post-Effective Amendment No. 103                     |X|


                                       and


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              |X|
           Amendment No. 105                                    |X|


                              --------------------

                               THE RBB FUND, INC.

               (Exact Name of Registrant as Specified in Charter)
                         Bellevue Park Corporate Center
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: (302) 792-2555

                                   Copies to:
              JAMES SHAW                          MICHAEL P. MALLOY, ESQUIRE
               PFPC Inc.                          Drinker Biddle & Reath LLP
         400 Bellevue Parkway                          One Logan Square
         Wilmington, DE 19809                        18th & Cherry Streets
(Name and Address of Agent for Service)           Philadelphia, PA 19103-6996

It is proposed that this filing will become effective (check appropriate box)

      |_|   immediately upon filing pursuant to paragraph (b)


      |_|   on ________________ pursuant to paragraph (b)


      |_|   60 days after filing pursuant to paragraph (a)(1)

      |_|   on (date) pursuant to paragraph (a)(1)


      |_|   75 days after filing pursuant to paragraph (a)(2)

      |X|   on October 2, 2006 pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

      |_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered..................Shares of Common Stock

                              SUBJECT TO COMPLETION
                   PRELIMINARY PROSPECTUS DATED JULY 18, 2006

INFORMATION CONTAINED HEREIN PERTAINING TO THE BEAR STEARNS CUFS MLP MORTGAGE PORTFOLIO OF THE RBB FUND, INC. IS SUBJECT TO COMPLETION OR AMENDMENT. A POST-EFFECTIVE AMENDMENT TO THE RBB FUND, INC. REGISTRATION STATEMENT RELATING TO SHARES OF THE BEAR STEARNS CUFS MLP MORTGAGE PORTFOLIO HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SHARES OF THE BEAR STEARNS CUFS MLP MORTGAGE PORTFOLIO MAY NOT BE SOLD NOR MAY OFFERS TO BUY SHARES OF SUCH FUND BE ACCEPTED PRIOR TO THE TIME THE POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF SHARES OF THE BEAR STEARNS CUFS MLP MORTGAGE PORTFOLIO IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO THE REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                    BEAR STEARNS CUFS MLP MORTGAGE PORTFOLIO
                                       OF
                               THE RBB FUND, INC.

                                   PROSPECTUS

                              ______________, 2006

      The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Anyone who tells you otherwise is committing a criminal offense.

      An investment in the Portfolio is not a credit union deposit and is not insured or guaranteed by the National Credit Union Share Insurance Fund, the National Credit Union Administration ("NCUA") or any other government agency. An investment in the Portfolio involves investment risks, including possible loss of principal.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INTRODUCTION...................................................................3

BEAR STEARNS CUFS MLP MORTGAGE PORTFOLIO.......................................4

MORE ABOUT THE PORTFOLIO'S INVESTMENTS AND RISKS..............................10

MANAGEMENT OF THE PORTFOLIO

           Investment Adviser.................................................17

           Portfolio Manager..................................................17

           Management Fees....................................................17

OTHER SERVICE PROVIDERS.......................................................18

SHAREHOLDER INFORMATION

           Pricing of Portfolio Shares........................................19

           Market Timing......................................................19

           Purchase of Portfolio Shares.......................................20

           Redemption of Portfolio Shares.....................................22

           Dividends and Distributions........................................24

           Taxes..............................................................24

FOR MORE INFORMATION..................................................Back Cover

INTRODUCTION
--------------------------------------------------------------------------------

      The Bear Stearns CUFS MLP Mortgage Portfolio (the "Portfolio") is an open-end, non- diversified investment portfolio of The RBB Fund, Inc. (the "Company"). This Prospectus and the Statement of Additional Information (the "SAI") incorporated herein relate solely to the Portfolio.

      Bear Stearns Asset Management Inc. ("BSAM" or the "Adviser") provides investment advisory services to the Portfolio.

      Credit Union Financial Services(R) and CUFS(R) are both registered trademarks of Wade Charles Barnett and represents the group generally responsible for counseling the Adviser on all things related to the credit unions, including and not limited to shareholder services and marketing.

      MLP stands for "Managed Leverage Program" which, for the purposes of this Prospectus, refers to leverage, if any, used within the Portfolio in accordance with the Investment Company Act of 1940 Act, as amended (the "1940 Act").

      The Portfolio is offered solely to eligible state and federally chartered credit unions. See "Shareholder Information - Purchase of Portfolio Shares". Shares of the Portfolio ("Shares") are designed to qualify as eligible investments for federally chartered credit unions pursuant to Part 1757, Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act and Part 703 of the NCUA Rules and Regulations. The Adviser has obtained a waiver with respect to the Portfolio from the following provisions of the NCUA Rules and
Regulations: Section 703.13(a)-Permissible Investment Activities: Regular way settlement and delivery versus payment; Section 703.15-Prohibited Investment
Activities:  Adjusted  trading  or  short  sales;  Section  703.16(a)-Prohibited
Investments: Derivatives; and Section 703.16(e)-Prohibited Investments: Other Prohibited Investments (including stripped mortgage-backed securities).

      Shares of the Portfolio may or may not qualify as eligible investments for particular state chartered credit unions. You should consult qualified legal counsel to determine whether an investment in Shares of the Portfolio by a particular credit union qualifies as an eligible investment under applicable law.

BEAR STEARNS CUFS MLP MORTGAGE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

      The Portfolio seeks high total return consistent with preservation of capital. The Portfolio's investment objective is not fundamental and may be changed without shareholder approval by the Company's Board of Directors upon prior written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

      INVESTMENTS

      The Portfolio intends to invest all of its assets in obligations authorized by the Federal Credit Union Act ("FCUA") or otherwise permitted pursuant to a waiver granted by the NCUA with respect to certain FCUA rules and regulations.

      MORTGAGE-RELATED SECURITIES. Under normal circumstances, the Portfolio will invest at least 80% of its net assets (including any borrowings for investment purposes) in mortgage-related securities, including:

            o privately-issued mortgage-related securities, rated at the time of purchase in one of the two highest rating categories by a nationally recognized statistical ratings organization ("NRSRO"); and

            o     mortgage-related  securities  issued or guaranteed by the U.S.
                  government,  its  agencies,   instrumentalities  or  sponsored
                  enterprises ("U.S. Government securities").

      TYPES OF MORTGAGE-RELATED SECURITIES. The Portfolio may hold various types of mortgage-related securities, including:

            o     adjustable   rate  and  fixed   rate   mortgage   pass-through
                  securities;

            o     collateralized   mortgage   obligations   ("CMOs")  and  other
                  multiclass mortgage-related securities;

            o other securities that are collateralized by or represent direct or indirect interests in mortgage-related securities or mortgage loans;

            o     mortgage dollar rolls; and

            o stripped mortgage-backed securities ("SMBS"), including interest only ("IO") SMBS, inverse floating IO SMBS, and principal only ("PO") SMBS, as well as other floating rate and inverse floating rate debt instruments.

      The Portfolio will notify shareholders in writing at least 60 days prior to any change in its policy to invest at least 80% of its net assets in mortgage-related securities.

      The Portfolio may also invest in:

      DERIVATIVE INSTRUMENTS. The Portfolio may use these derivative instruments to hedge risks, or to seek to generate additional returns, which may be considered speculative. The Portfolio may invest in derivative instruments including:

            o     interest rate swaps and total return swaps;

            o     futures  (Treasury,  Eurodollar and Federal Funds) and options
                  (including   put  and  call  options  on   financial   futures
                  contracts, interest rate swaps and total return swaps);

            o     interest rate caps;

            o     interest rate floors; and

            o     interest rate collars.

      OTHER  INVESTMENTS.   The  Portfolio  may  invest  in  other  instruments,
including

            o     other  U.S.   Government   securities  and  related  custodial
                  receipts;

            o U.S. dollar-denominated obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (but only to the extent permitted under the Federal Credit Union Act and the rules, regulations and interpretations thereunder); and

            o repurchase agreements (to gain investment return) and reverse repurchase agreements (to effectively borrow money).

      INVESTMENT STRATEGY

      The Adviser seeks high total return consistent with preservation of capital. The Adviser intends to utilize a wide spectrum of mortgage-related securities, subject to the limitations outlined herein, in conjunction with hedging instruments and strategies to minimize risk. In particular, the Adviser seeks to minimize the sensitivity of the Portfolio to localized changes in interest rates.

      DURATION. "Duration" refers to the sensitivity of an instrument or portfolio to parallel movements in interest rates. That is, the higher the duration, the greater the sensitivity an instrument or portfolio has to movements in interest rates. "Effective duration" is a measure of duration that incorporates cash flow variability into the analysis and considers the likelihood that a particular security will be called or prepaid prior to maturity based on prevailing interest rates. The longer the effective duration of a security, the more the security is affected by movements in interest rates.

      Theoretically, for each 1% parallel increase in interest rates, a security declines in principal value equal to its effective duration with all other factors unchanged. For example, if the effective duration of the Portfolio is two years and interest rates rise 1%, the principal value of the Portfolio could be expected to decrease by approximately 2%. If the effective duration of the portfolio is -2 years and interest rates rise 1%, the principal value of the Portfolio could be expected to increase by approximately 2%.

      Generally, the Adviser expects that under normal circumstances, the overall "effective" duration of the Portfolio will be between -2 and +2 years as calculated using the Adviser's mortgage risk models. The Adviser generally intends to minimize the Portfolio's sensitivity to movements in interest rates, and corresponding fluctuation in the Portfolio's net asset value. There is no guarantee that the Adviser can successfully protect the Portfolio's principal value.

      Calculating effective duration requires estimates of possible future interest rates, historical and estimated prepayment rates, call options, and other cash flow variables. Estimates of these factors are used in pricing models to calculate effective duration. In computing effective portfolio duration, the Adviser will estimate the duration of obligations that are subject to repayment or redemption by the issuer, taking into account the influence of interest rates on prepayments of mortgages that make up the Portfolio's holdings. There can be no assurance that estimates will be correct or that models calculating effective duration will be applied or implemented correctly.

      There also can be no assurance that the Adviser's estimation of duration will be accurate or that the duration of the Portfolio will always remain within its maximum target duration.

      CONVEXITY. Particularly for securities with embedded options (E.G., most mortgage-related securities), there are limitations in relying solely on effective duration as the measure of interest rate risk. Because effective duration is calculated as an average across numerous potential interest rate scenarios, it does not fully describe how that duration can change under certain conditions. For securities with negative convexity (E.G., many mortgage-related and callable securities), duration tends to underestimate a bond's price fall for a rise in interest rates, and overestimate a bond's price rise for a fall in interest rates. "Effective convexity" is a statistic used to help describe the expected sensitivity of a bond's duration to interest rate changes. For bonds that have greater degrees of negative convexity, model estimates of effective duration tend to be less reliable as a measure of interest rate risk. The Portfolio's convexity will generally be greater than or equal to -5. As with model estimates of effective duration, there can be no assurance that models will provide accurate estimates of effective convexity or that they will be applied or implemented correctly.

      MATURITY. Maturity measures the time until final payment is due. The Portfolio has no restrictions as to the minimum or maximum maturity of any particular security it holds, but intends to maintain the duration range noted above.

      VALUE OPPORTUNITIES. While the Adviser expects that the Portfolio's overall interest rate sensitivity will typically be very low, the Portfolio is structured to take advantage of value opportunities throughout the universe of mortgage-related securities. The Adviser may identify value in asset classes that have interest-rate sensitivity greater than would ordinarily be acceptable to the Portfolio. The Portfolio may invest in these instruments in conjunction with hedging instruments or with other mortgage securities designed to offset these additional risks.

      SHORT SALES. The Portfolio may engage in short-sales of securities.

PRINCIPAL RISKS

      You may lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit of any credit union and is not insured or guaranteed by the National Credit Union Share Insurance Fund, the National Credit Union Administration or any other governmental agency. The net asset value of the Portfolio will fluctuate and may decline for extended periods with no guarantee that the Portfolio's net asset value will return to its prior level. The Portfolio could underperform other possible investments or benchmarks.

      The Portfolio's principal risks include:

o FIXED INCOME SECURITIES RISK - The mortgage-related and fixed income securities held by the Portfolio may experience a drop in price that affects the Portfolio's net asset value. One reason that this may occur is due to changes in interest rates. Other factors may affect the value of fixed income securities and the Portfolio's share price, such as financial conditions of a particular issuer and general economic conditions. The Portfolio is also subject to the risk that investment grade fixed income securities in which it invests may underperform particular segments of the fixed income markets or the fixed income markets generally.

            MORTGAGE RISK - The risk that prepayment of principal on the mortgages underlying a particular security may be faster or slower than estimated and may be sensitive to changes in mortgage interest rates. When underlying interest rates are rising, prepayment of principal tends to slow and will tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Portfolio may exhibit additional volatility. This has the tendency to delay the Portfolio's ability to reinvest principal in higher yielding securities and is known as EXTENSION RISK. When interest rates decline, borrowers may pay-off their mortgages sooner than expected and will tend to shorten the duration of mortgage related securities. This can reduce the returns of the Portfolio because the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities. This is known as PREPAYMENT RISK.

            INTEREST RATE RISK - The risk that during periods of rising interest rates, the Portfolio's yield (and the market value of its mortgage-related and other fixed-income securities) will tend to be lower than prevailing market rates. In periods of falling interest rates, the Portfolio's yield (and the market value of its mortgage-related and other fixed income securities) will tend to be higher.

            CREDIT/DEFAULT RISK - The risk that an issuer or guarantor of a security, the counterparty to a derivatives contract or a repurchase agreement may default on its payment obligations.

o DERIVATIVES RISK - The risk that loss may result from the Portfolio's investments in swaps, futures and options and other derivative instruments. These instruments may be leveraged so that small changes in value may produce disproportionate losses to the Portfolio. The Portfolio intends to use derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate risk, or to generate additional returns. The Portfolio's use of derivative instruments may involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The Portfolio's investment in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in these transactions to reduce exposure to other risks when they would be beneficial. Certain derivative mortgage-related securities, such as PO, IO or inverse floating rate securities, are particularly exposed to call and extension risk. Small changes in mortgage prepayments can significantly impact the cash flow and mortgage value of these securities. The value of POs and IOs may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. An increase in mortgage prepayments of principal may result in significant losses to an IO security. Slower than anticipated prepayments generally adversely affects PO securities. The
      Portfolio's share price may be adversely impacted because of its investment in these IO and PO securities.

o LEVERAGE RISK - The risk that loss may result from the Portfolio's investments in certain leveraged mortgage-related securities and derivative instruments. These instruments may be leveraged so that small changes in value may produce disproportionate losses to the Portfolio. Leverage may also arise from the Portfolio's use of borrowed money for leveraging purposes which may affect adversely the value of its share price. The use of leverage in a declining market may cause a greater decline in the value of the Portfolio's Share price than if the Portfolio were not leveraged. Fluctuations in interest rates on borrowings may reduce the Portfolio's return or dividends it may pay.

o REPURCHASE AND REVERSE REPURCHASE AGREEMENTS RISK - The risk that the other party to a repurchase or reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio. Reverse purchase transactions are a form of leverage that may also increase the volatility of the Portfolio's share price.

o SHORT SELLING - The risk that the Portfolio's use of short sales will result in losses. A short sale involves the sale of a security that the Portfolio does not own in order to hedge related risks. A short sale creates the risk of a theoretically unlimited loss, in that the price of the underlying security could theoretically increase without limits, thus increasing the cost to the Portfolio of buying those securities to cover the short position. There can be no assurance that the Portfolio will be able to maintain the ability to borrow securities sold short. There also can be no assurance that the securities necessary to cover a short position will be available for purchase at or near prices quoted in the market. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

o LIQUIDITY RISK - Liquidity risk exists when particular investments are difficult to purchase or sell. The Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that include derivatives or securities with substantial market and/or credit risk may have a greater exposure to liquidity risk.

o MARKET RISK - The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably depending solely on the market conditions of supply and demand. In such a market, the value of such securities and the Portfolio's share price may change dramatically. The value of a security may decline due to general market conditions that are not specifically related to a particular issuer such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest rates or adverse investor sentiment generally. The value of a security also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The Portfolio's share price or yield may be adversely impacted by market risk.

o MARKET SECTOR RISK - The risk that the Portfolio's risk level will depend on the market sectors in which the Portfolio is invested. The Portfolio may overweight or underweight certain market sectors, which may cause the Portfolio's performance to be more or less sensitive to developments affecting those sectors.

o MANAGEMENT RISK - The risk that a strategy used by the Adviser may fail to produce the intended results.

o U.S. GOVERNMENT SECURITIES RISK - The risk that the U.S. Government will not provide financial support to U.S. Government instrumentalities or sponsored enterprises if it is not obligated to do so by law. Some U.S. Government securities are backed by the full faith and credit of the U.S. Treasury. Other issuers, however, may be chartered or sponsored by Acts of Congress, although their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States.

o NON-DIVERSIFICATION RISK - The Portfolio is non-diversified, meaning that it is permitted to invest more of its assets in fewer issuers than "diversified" mutual funds. Thus, the Portfolio may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

o MODEL RISK - the risk that the models used by the Adviser will not accurately predict the price movements or the total return for certain securities or for the Portfolio under certain future market conditions even if those market conditions were accurately predicted ahead of time. This risk may arise because they are applied to tasks for which they are inappropriate, because the market conditions that were used for calibration of such models are no longer useful for predicting future market environments, because assumptions used to generate model output are not robust or accurate, or other reasons associated with the inappropriate or incorrect implementation of such models. Even with the proper use of models, it should be understood that models generally provide estimated risk characteristics (such as duration and convexity) over a broad range of market scenarios, and may not be appropriate for particular scenarios that may transpire. There can be no assurance that estimates will be accurate or that the models calculating effective duration or effective convexity will be applied or implemented correctly. Additionally, there can be no assurance that the effective duration of the Portfolio will always remain within its allowable duration range. There can be no assurance that the Portfolio's convexity generally will be within the parameters stated above.

PERFORMANCE INFORMATION

      The Portfolio has not commenced investment operations as of the date of this Prospectus.

Therefore, no performance information is available.

EXPENSES AND FEES

      As a shareholder, you pay certain fees and expenses. Total annual Portfolio operating expenses are paid out of Portfolio assets and are reflected in the Portfolio's price. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES* (expenses that are deducted from Portfolio assets)

Management fees                                               0.48%
Distribution (12b-1) fees                                      None
Other Expenses (1)                                            0.12%
                                                              -----
Total annual Portfolio operating expenses(2)                  0.60%

* Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

(1) Other expenses for the Portfolio are based on estimated amounts for the current fiscal year. Other expenses include audit, administration, custody, legal, registration, transfer agency, and miscellaneous other charges.

(1) The Adviser is voluntarily waiving a portion of its advisory fee and/or reimbursing certain expenses in order to limit total annual Portfolio operating expenses to 0.60% of the Portfolio's average daily net assets. THESE WAIVERS AND/OR REIMBURSEMENTS MAY BE TERMINATED BY THE ADVISER AT ANY TIME.

EXAMPLE

      This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your Shares at the end of the period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Portfolio remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              1 YEAR             3 YEARS
                              ------             -------

                               $61                $192

MORE ABOUT THE PORTFOLIO'S INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

      The Risk/Return Summary describes the Portfolio's investment objective and its principal investment strategies and risks. This section provides some additional information about the Portfolio's investments and certain portfolio management techniques that the Portfolio may use. More information about the Portfolio's investments and portfolio management techniques, some of which entail risks, is included in the SAI.

MORE ABOUT THE PORTFOLIO'S INVESTMENTS

      MORTGAGE-RELATED SECURITIES. Mortgage-related securities may be issued by private companies or by government sponsored entities or agencies of the U.S. Government, such as the Government National Mortgage Association ("Ginnie Mae"), Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks. Mortgage-related securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Ginnie Mae is a wholly-owned corporation of the U.S. Government.

      Mortgage-related securities may include multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-related securities. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs may exhibit more or less price volatility and interest rate sensitivity than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, the Portfolio may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

      Stripped mortgage-backed securities ("SMBS") represent the right to receive payments of interest ("IOs") or payments of principal ("POs") on underlying pools of mortgage securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. IOs are particularly subject to prepayment risk. The Portfolio may obtain a below market yield or incur a loss on such instruments. POs are particularly subject to extension risk.

      Mortgage derivatives, such as SMBS, often employ features that have the effect of leverage. As a result, small changes in interest rates may cause large and sudden price movements, especially compared to an investment in a security that is not leveraged. Mortgage derivatives can also become illiquid and hard to value in declining markets.

      The Portfolio seeks to invest in floating rate debt instruments ("floaters"). While floaters provide a certain degree of protection against rises in interest rates, their yields fall in a decline in interest rates as well. The Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Portfolio may also invest in inverse floating IOs, which are IO securities related to inverse floaters. The Portfolio generally may invest no more than 50% of its total assets at the time of purchase in IO, inverse floating interest only, or PO securities in the aggregate. Within this 50% limit, IO, inverse floating IO and PO securities each will generally be no more than 20% of the Portfolio's total assets at the time of purchase.

      MORTGAGE DOLLAR ROLLS. The Portfolio may enter into mortgage dollar rolls to finance the purchase of additional investments. Dollar rolls expose the Portfolio to the risk that it will lose money if the additional investments do not produce enough income to cover the Portfolio's dollar roll obligations.

In addition, if the Adviser's prepayment assumptions are incorrect, the Portfolio may have performed better had the Portfolio not entered into the mortgage dollar roll.

      U.S. GOVERNMENT SECURITIES. U.S. Government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. U.S. Treasury obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

      U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

      CUSTODIAL RECEIPTS. Interests in U.S. Government securities may be purchased in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. Government.

      LEVERAGE. The Portfolio's investments in mortgage-related securities may involve the use of leverage. The Portfolio may make margin purchases of securities and, in connection with the purchases, borrow money from banks and other financial institutions for investment purposes. The Portfolio may also engage in selling securities short, which is a form of leverage. This practice of leveraging is speculative and involves certain risks.

      REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. The Portfolio may enter into repurchase agreements with securities dealers and banks that furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

      If the other party or "seller" defaults, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Portfolio are less than the repurchase price and the Portfolio's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Portfolio could suffer additional losses if a court determines that the Portfolio's interest in the collateral is not enforceable.

      BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Portfolio can borrow money from banks and other financial institutions, and the Portfolio may enter into reverse repurchase agreements as permitted by law for leverage provided there is asset coverage of at least 300% of the amount borrowed, or for temporary or emergency purposes. Reverse repurchase agreements involve the sale of securities held by the Portfolio subject to the Portfolio's agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Portfolio decline in value while these transactions are outstanding, the net asset value of the Portfolio's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the investment return earned by the Portfolio (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Portfolio will decline below the price the Portfolio is obligated to pay to repurchase the securities, and that the securities may not be returned to the Portfolio.

      OTHER INVESTMENT COMPANIES. The Portfolio may invest in securities of other investment companies subject to the limitations prescribed by 1940 Act. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and/or restrictions that fall within the criteria set forth in the FCUA and subject to the waiver granted by the NCUA with respect to its rules and regulations.

      INVERSE FLOATING RATE SECURITIES. The Portfolio may invest in inverse floating rate debt securities ("inverse floaters"). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value. Inverse floaters may present a greater degree of market risk than many types of securities, and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

      BANK OBLIGATIONS. The Portfolio may invest in U.S. dollar-denominated obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (including obligations issued by foreign branches of such banks) but only to the extent permitted under the Federal Credit Union Act and the rules and regulations thereunder. Bank obligations may include certificates of deposit, bankers' acceptances, bank notes, deposit notes, and other obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

      FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolio may purchase and sell Federal Funds, Treasury and Eurodollar futures contracts and may purchase and write put and call options on such futures contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, securities indices and other financial instruments and indices. The Portfolio may engage in futures transactions on U.S. exchanges.

      The Portfolio may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices, or to otherwise manage its term structure, sector selections and duration in accordance with its investment objective and policies. The Portfolio may also enter into closing purchase and sale transactions with respect to such contracts and options.

      OPTIONS ON SECURITIES. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Portfolio may write (sell) call and put options and purchase put and call options on any securities in which the Portfolio may invest.

      The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Portfolio, the Portfolio may incur losses that it would not otherwise incur. The use of options can also increase the Portfolio's transaction costs. Options written or purchased by the Portfolio may be traded on U.S. exchanges or over-the-counter. Over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risk. The Portfolio may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the counter options.

      WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Portfolio may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are purchased after the announcement of the offering but before the issue date of the securities in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

      The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the securities to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Portfolio may purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Portfolio may dispose of when-issued securities or forward commitments prior to settlement if the Adviser deems it appropriate.

      INTEREST RATE SWAPS, TOTAL RETURN SWAPS, OPTIONS ON SWAPS AND INTEREST RATE CAPS, FLOORS AND COLLARS.

            o INTEREST RATE SWAPS involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments.

            o TOTAL RETURN SWAPS are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component.

            o OPTIONS ON SWAPS ("SWAPTIONS") The Portfolio may also purchase and write (sell) options on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

            o LIMITS ON SWAPS. The total notional amount of swaps will not exceed 300% of the Portfolio's net assets .

            o INTEREST RATE CAPS entitle the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap.

            o INTEREST RATE FLOORS entitle the purchaser to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.

            o INTEREST RATE COLLARS combine a cap and a floor that are designed to preserve a certain return within a predetermined range of interest rates.

      The Portfolio may enter into the transactions described above for hedging purposes or to seek to increase total return. The use of swaps, swaptions, and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different form those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values and interest rates, the investment performance of the Portfolio would be less favorable than it would have been if these investment techniques were not used.

      SHORT SALES. The Portfolio may engage in short-sales of securities. This is a sale by the Portfolio of a security which has been borrowed from a third party on the expectation that the market price will decline. If the price of the security drops, the Portfolio will make a profit by purchasing the security in the market at a lower price than the price at which it sold the security. If the price of the security rises, the Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss to the Portfolio.

      TEMPORARY INVESTMENTS. The Portfolio may depart from its principal investment strategy in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the Portfolio were to take a temporary defensive position, it may be unable for a time to achieve its investment objective.

INVESTMENT RISKS

      The following provides additional information about the principal risks of investing in the Portfolio.

      RISKS OF FIXED INCOME SECURITIES. These risks include interest rate risk and credit risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer could default on its obligations, and the Portfolio will not recover its investment.

      RISKS OF MORTGAGE AND RELATED INVESTMENTS. Mortgage-related securities are particularly exposed to prepayment and extension risks. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (prepayment risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of mortgage-related securities. A change in the prepayment rate can result in losses to investors. In addition, particular securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

      CALL RISK. The risk that an issuer or borrower will exercise its right to pay principal on an obligation held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. The Portfolio may receive unscheduled prepayments of principal before the security's maturity date due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. To the Portfolio this means a loss of anticipated interest, and a portion of its principal investment represented by any premium that the Portfolio may have paid. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities. For mortgage-related securities, the early prepayment of principal by all or a portion of the borrowers underlying a mortgage security is functionally equivalent to a full or partial call of the security.

      RISKS OF DERIVATIVE INVESTMENTS. The Portfolio's transactions, if any, in options, futures, options on futures, options on swaps, swaps and interest rate caps, floors and collars, involve risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. Markets for derivatives are highly volatile and the use of derivatives may increase the volatility of the Portfolio's net asset value and may result in substantial losses to the Portfolio. Certain derivative investments may be illiquid. The Portfolio may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

      The yields on structured mortgage-backed securities that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-related securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. The market value of structured mortgage-backed securities consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. Total return may fluctuate in rising interest rate environments and create greater price volatility. The yield to maturity on an interest only security is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities.

      The Portfolio may invest in floating rate debt instruments ("floaters"). While floaters provide a certain degree of protection against rises in interest rates, the Portfolio will participate in any declines in interest rates as well. The Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

      CREDIT/DEFAULT RISKS. The Portfolio expects to purchase securities rated in one of the two highest rating categories by an NRSRO (e.g., Aaa or Aa as rated by Moody's Investors Service, Inc. or AAA or AA as rated by Standard & Poor's Rating Group). A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one NRSRO even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Adviser to be of comparable credit quality. A security satisfies the Portfolio's minimum rating requirement regardless of its relative rating (for example, plus or minus) within a designated major rating category. If a security satisfies the Portfolio's minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Portfolio will not be required to dispose of the security. If a downgrade occurs, the Adviser will consider which action, including the sale of the security, is in the best interest of the Portfolio and its shareholders. Debt securities purchased by the Portfolio may include securities issued by the U.S. Government (and its agencies, instrumentalities and sponsored enterprises), banks and other issuers.

      LEVERAGING RISKS. The use of leverage by the Adviser may increase the volatility of the Portfolio. Mortgage-related securities in which the Portfolio invests may be leveraged. These leveraged instruments may result in losses to the Portfolio or may adversely affect the Portfolio's net asset value or total return. The Portfolio may also use borrowed funds to create leverage. Although leverage will increase investment return if the Portfolio earns a greater return on the investments purchased with borrowed funds than it pays for use of those funds, the use of leverage will decrease the Portfolio's return if it fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. In the event that the Portfolio's instruments decline in value, the Portfolio could be subject to a "margin call" under which the Portfolio must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities. In the event of a sudden, precipitous drop in value of the Portfolio's assets, the Portfolio may not be able to liquidate assets quickly enough to pay off its borrowing. Short sales of securities also involve the use of leverage. Use of this investment technique may adversely affect the Portfolio's net asset value or total return.

      RISKS OF ILLIQUID SECURITIES. The Portfolio generally may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

      o     Securities that are not readily marketable

      o Repurchase agreements with a notice or demand period of more than seven days

      o     Certain over-the-counter options

      o     Certain structured securities and certain swap transactions

      o Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities").

      Investing in 144A Securities may decrease the liquidity of the Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

DISCLOSURE OF PORTFOLIO HOLDINGS

      A description of the Company's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the SAI.

MANAGEMENT OF THE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER

      BSAM, located at 383 Madison Avenue, New York, New York 10179, serves as the Portfolio's investment adviser. BSAM, a wholly owned subsidiary of The Bear Stearns Companies Inc., was established in 1985. The Bear Stearns Companies Inc. is a holding company that, through its subsidiaries (including its principal subsidiary, Bear, Stearns & Co. Inc.), is a leading United States investment banking, securities trading and brokerage firm serving U.S. and foreign corporations, governments and institutional and individual investors. BSAM is a registered investment adviser and provides investment advisory and sub-advisory services to open-end investment portfolios, U.S. equity and fixed income separate accounts, alternative investment vehicles such as hedge funds, private equity funds and fund of funds. As of March 31, 2006, BSAM has approximately $ 36 billion in assets under management.

      Subject to the general supervision of the Company's Board of Directors, the Adviser manages the Portfolio's investment portfolio and is responsible for the selection and management of all investments of the Portfolio in accordance with the Portfolio's investment objective and policies.

PORTFOLIO MANAGER

      The Portfolio is managed by a team that is led by Andrew Headley. Mr. Headley, Managing Director at BSAM, is primarily responsible for the day-to-day management of the Portfolio's investments. Mr. Headley joined BSAM in 2005 as a Portfolio Manager. In this capacity, Mr. Headley oversees all strategy and security selection for the mortgage and asset-backed sectors. Mr. Headley came to BSAM from Fischer Francis Trees & Watts ("FFTW"), where he worked since 1994. As a portfolio manager for FFTW's mortgage and broad-market portfolios, Mr. Headley's responsibilities included asset allocation, portfolio construction and risk management. Mr. Headley was also responsible for security selection within the commercial and residential mortgage-backed securities markets. Mr. Headley graduated summa cum laude from the Wharton School of the University of Pennsylvania with a B.S. in Economics and is a CFA Charterholder.

      The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

MANAGEMENT FEES

      Pursuant to an investment advisory agreement with the Company, the Adviser is entitled to an advisory fee at the annual rate of 0.48% of the Portfolio's average daily net assets, computed daily and payable monthly. A discussion regarding the Board of Directors' basis for approving the investment advisory agreement with respect to the Portfolio will be available in the Portfolio's semi-annual report for the period ended February 28, 2007 when prepared.

      The Adviser is voluntarily waiving a portion of its advisory fee and/or reimbursing expenses to the extent necessary to limit total annual Portfolio operating expenses to 0.60% of the Portfolio's average daily net assets. These waivers and/or reimbursements can be terminated at any time.

OTHER SERVICE PROVIDERS
--------------------------------------------------------------------------------

                                                ===========================================
                                                                SHAREHOLDERS
                                                ===========================================
                 ============================================        |         ===========================================
Distribution                PRINCIPAL DISTRIBUTOR                    |           TRANSFER AGENT AND DIVIDEND DISBURSING
and                                                                  |                           AGENT
Shareholder                PFPC DISTRIBUTORS, INC.                   |
Services                       760 MOORE ROAD                        |                          PFPC INC.
                          KING OF PRUSSIA, PA 19406                  |                     301 BELLEVUE PARKWAY
                                                                     |                    WILMINGTON, DE 19809*
                                                                     |
                       Distributes Shares and provides        ------ | -----     Handles shareholder services, including
                 administrative services to the Portfolio's          |                recordkeeping and statements,
                          beneficial shareholders.                   |           distribution of dividends and processing
                                                                     |             of buy, sell and exchange requests.
                                                                     |
                                                                     |            *Do not use this address for purchases
                                                                     |           and redemptions. Please see "Purchase of
                                                                     |             Portfolio Shares" and "Redemption of
                                                                     |            Portfolio Shares" sections for further
                                                                     |                        instructions.
                 ============================================        |          ===========================================
                                                                     |
                 ============================================        |          ===========================================
Asset                        INVESTMENT ADVISER                      |                          CUSTODIAN
Management                                                           |
                             BEAR STEARNS ASSET                      |                            PFPC
                               MANAGEMENT INC.                       |                        TRUST COMPANY
                             383 MADISON AVENUE               ------ |-----              8800 TINICUM BOULEVARD
                             NEW YORK, NY 10179                      |                          SUITE 200
                                                                     |                   PHILADELPHIA, PA 19153
                     Manages the Portfolio's investment              |
                                 activities.                         |            Holds the Portfolio's assets, settles all
                                                                     |            portfolio trades and collects most of the
                                                                     |             valuation data required for calculating
                                                                     |                  the Portfolio's net asset value.
                  ==========================================         |          ============================================
                                                                     |
                  ==========================================         |
Portfolio                 ADMINISTRATOR AND PORTFOLIO                |
Operations                     ACCOUNTING AGENT                      |
                                                                     |
                                  PFPC INC.                          |
                            301 BELLEVUE PARKWAY                     |
                            WILMINGTON, DE 19809                     |
                                                                     |
                     Provides facilities, equipment and              |
                    personnel to carry out administrative            |
                       services for the Portfolio and                |
                    calculates the Portfolio's net asset             |
                     value, dividends and distributions.             |
                  ==========================================         |

                                               ===========================================
                                                          BOARD OF DIRECTORS
                                                 Supervises the Portfolio's activities.
                                               ===========================================

SHAREHOLDER INFORMATION
-------------------------------------------------------------------------------

PRICING OF PORTFOLIO SHARES

      Shares of the Portfolio are priced at their net asset value ("NAV"). The Portfolio's NAV per Share is calculated as follows:

                        Value of Assets Attributable to the Portfolio
        NAV     =    -  Value of Liabilities Attributable to the Portfolio
                        --------------------------------------------------
                        Number of Outstanding Shares of the Portfolio

      The Portfolio's NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open (a "Business Day"). The NYSE is generally open Monday through Friday, except national holidays. The Portfolio will effect purchases or redemptions of shares at the next NAV calculated after receipt of your order in proper form.

      Certain securities are valued using the closing price or the last sale price on the national securities exchange or the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") market system where they are primarily traded. If there were no sales on that day or the securities are traded on the over-the-counter markets, the mean of the last bid and ask price prior to the market close is used.

      Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value.

      Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characterics. If market quotations are unavailable or deemed unreliable, securities will be valued using fair valuation by the Portfolio's Valuation Committee following procedures adopted by the Company's Board of Directors. The use of fair valuation involves the risk that the values used by the Portfolio to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

MARKET TIMING

      Market timing is defined as effecting frequent trades into or out of a Portfolio in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser to invest assets in an orderly, long-term manner, which, in turn, may adversely impact the performance of the Portfolio. In addition, such activity also may result in dilution in the value of Portfolio shares held by long-term shareholders, adverse tax consequences to shareholders and increased brokerage and administrative costs. There is no assurance that the Portfolio will be able to identify market timers, particularly if they are investing through intermediaries.

      The Board of Directors of the Company has adopted policies and procedures with respect to frequent trading of Portfolio shares by shareholders. The Company reserves the right, in its sole discretion, to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Portfolio and its shareholders.

PURCHASE OF PORTFOLIO SHARES

      Shares representing interests in the Portfolio are offered continuously for sale at NAV by PFPC Distributors, Inc. (the "Distributor").

      The minimum initial investment in the Portfolio is $20 million and the minimum subsequent investment is $1 million. The minimum initial and subsequent investment requirement may be reduced or waived from time to time. You can only purchase Shares of the Portfolio on days the NYSE is open.

      For purchase information, contact Wade Barnett at CUFS(R) or call 1-800-519-CUFS (2837).

      SERVICE ORGANIZATIONS. Shares of the Portfolio may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company's pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received in good order, PFPC will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the Portfolio's NAV next computed after they are deemed to have been received by the Service Organization or its authorized designee.

      For purchase information, call 1-800-519-CUFS (2837).

      The Company relies upon the integrity of Service Organizations to ensure that orders are timely and properly submitted. The Portfolio cannot assure you that Service Organizations properly submitted to it all purchase and redemption orders received from the Service Organization's customers before the time for determination of the Portfolio's NAV in order to obtain that day's price.

      GENERAL. You may also purchase Shares of the Portfolio at the NAV per share next calculated after your order is received by PFPC Inc. (the "Transfer Agent") in proper form as described below. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records.

      INITIAL INVESTMENT BY MAIL. An account may be opened by completing and signing the application included with this Prospectus and mailing it to the Transfer Agent at the address noted below, together with a check payable to __________. Third party checks will not be accepted.

           Regular Mail:                       Overnight Mail:

           --------------------------          -----------------------

           c/o PFPC Inc.                       c/o PFPC Inc.
           P.O. Box 9806                       101 Sabin Street
           Providence, RI 02940                Pawtucket, RI 02860-1427

      Payment for the purchase of Shares received by mail will be credited to a shareholder's account at the NAV per Share of the Portfolio next determined after receipt of payment in good order.

      INITIAL INVESTMENT BY WIRE. Shares of the Portfolio may be purchased by wiring federal funds to _____________. (see instructions below). A completed application must be forwarded to the Transfer Agent at the address noted above under "Initial Investment by Mail" in advance of the wire. Notification must be given to the Transfer Agent at (800) ____-____ prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from investors with existing accounts.) Request account information and routing instructions by calling the Transfer Agent at (800) ____-____. Funds should be wired to:

      ---------------------------

      ---------------------------
          Ref. (Account Number)
      Shareholder or Account Name

      Federal funds purchases will be accepted only on a day on which the NYSE and _______________________ are open for business.

      SUBSEQUENT INVESTMENTS. Subsequent investments may be made at any time by purchasing Shares of the Portfolio at its NAV per Share by mailing a check to the Transfer Agent at the address noted under "Initial Investment by Mail" (payable to _______________________ or by wiring monies to _______________________ as outlined under "Initial Investment by Wire." Notification must be given to the Transfer Agent at (800) ____-____ prior to 4:00 p.m., Eastern time, on the wire date. Initial and subsequent purchases made by check cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days.

      OTHER PURCHASE INFORMATION. The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Portfolio. Subject to Board approval, the Adviser will monitor the Portfolio's total assets and may decide to close the Portfolio at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Portfolio may adversely affect the implementation of the Portfolio's strategy. Subject to Board approval, the Adviser may also choose to reopen a closed Portfolio to new investments at any time, and may subsequently close the Portfolio again should concerns regarding the Portfolio's size recur. If the Portfolio closes to new investments, generally the closed
Portfolio would be offered only to certain existing shareholders of the Portfolio and certain other persons, who are generally subject to cumulative, maximum purchase amounts, as follows:

      a. persons who already hold Shares of the Portfolio directly or through accounts maintained by brokers by arrangement with the Company, and

      b. existing and future clients of financial advisers and planners whose clients already hold shares of the Portfolio.

      Other persons who are shareholders of other funds of the Company are not permitted to acquire shares of the Portfolio by exchange. Distributions to all shareholders of the Portfolio will continue to be reinvested unless a shareholder elects otherwise. The Adviser reserves the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

      Purchases of the Portfolio's Shares will be made in full and fractional shares of the Portfolio calculated to three decimal places.

      CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. For business entities, partnerships, trusts, or other organizations, the Company may request additional documentation including, but not limited to, certified copies of the corporate resolution, partnership agreement, or trust document, which established the entity's identity. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or
(b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

      GOOD ORDER. You must include complete and accurate required information on your purchase request. Purchase requests not in good order may be rejected.

      REDEMPTION OF PORTFOLIO SHARES

      You may redeem Shares of the Portfolio at the next NAV calculated after a redemption request is received by the Transfer Agent in proper form. You can only redeem Shares on days the NYSE is open and through the means described below.

      See "Purchase of Portfolio Shares - Services Organizations" for additional information about redemptions effected through Service Organizations.

      For redemption information, call 1-800-519-CUFS (2837).

      You may redeem Shares of the Portfolio by mail, or, if you are authorized, by telephone. The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Portfolio. There is generally no charge for a redemption.

      REDEMPTION BY MAIL. Your redemption requests should be addressed to ___________________, c/o PFPC Inc., P.O. Box 9806, Providence, RI 02940; for
overnight delivery, requests should be addressed to ____________________, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427 and must include:

      a.    Name of the Portfolio;

      b.    Account Number;

      c. Your share certificates, if any, properly endorsed or with proper powers of attorney;

      d. a letter of instruction specifying the number of Shares or dollar amount to be redeemed, signed by all registered owners of the Shares in the exact names in which they are registered;

      e. medallion signature guarantees are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s) or (ii) the redemption request is for $10,000 or more. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

      f.    other  supporting  legal  documents,  if  required,  in the  case of
            estates,  trusts,   guardianships,   custodianships,   corporations,
            pension and profit sharing plans and other organizations.

      REDEMPTION BY TELEPHONE. In order to request a telephone redemption, you must have returned your account application containing a telephone election. To add a telephone redemption option to an existing account, contact the Transfer Agent by calling (800) ____-______. For organizations, the Portfolio requests that a list of authorized telephone traders be provided with the application during the initial account set-up. If a list of authorized signors is not presented at account set-up or if there is a change to the list of signors, organizations may supply a copy of the corporate resolution, or other applicable documentation, which must be certified within the last 6 months. There is no minimum or maximum amount that may be redeemed by phone.

      Once you are authorized to utilize the telephone redemption option, a redemption of Shares may be requested by calling the Transfer Agent at (800) ____-____ and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the telephone redemption option is authorized, the Company and the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Company and the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, not the Company or the Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Company or the Transfer Agent to be genuine. The Company and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Company and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

      OTHER REDEMPTION INFORMATION. Redemption proceeds for Portfolio Shares recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

      Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC.

      If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Portfolio instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the Act, so that the Portfolio is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Portfolio.

      PROPER FORM. You must include complete and accurate required information on your redemption request. Redemption requests not in proper form may be delayed.

DIVIDENDS AND DISTRIBUTIONS

      The Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Portfolio unless a shareholder elects otherwise.

      The Portfolio will declare dividends from net investment income daily and pay such dividends monthly. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Portfolio at least annually.

      The Portfolio may pay additional distributions and dividends at other times if necessary to avoid U.S. federal tax. The Portfolio's distributions and dividends, whether received in cash or reinvested in additional Portfolio shares, are subject to U.S. federal income tax.

TAXES

      Shares of the Portfolio are available only to state and federally chartered credit unions, which, it is contemplated, are generally exempt from federal and state income taxes. Accordingly, it is not anticipated that shareholders of the Portfolio will be taxed on Portfolio distributions or on gain on disposition of Shares. Information regarding tax rules affecting the Portfolio is available in the SAI.

      NO  PERSON  HAS  BEEN  AUTHORIZED  TO GIVE  ANY  INFORMATION  OR MAKE  ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

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                                                                              25

         BEAR STEARNS CUFS MLP MORTGAGE PORTFOLIO OF THE RBB FUND, INC.

FOR MORE INFORMATION:

      This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Bear Stearns CUFS MLP Mortgage Portfolio is available free of charge, upon request, including:

ANNUAL/SEMI-ANNUAL REPORTS

      These reports contain additional information about the Portfolio's investments, describe the Portfolio's performance, list portfolio holdings, and discuss recent market conditions and economic trends. The Annual Report includes the Portfolio's strategies that significantly affected the Portfolio's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

      An SAI has been filed with the SEC. The SAI, which includes additional information about the Bear Stearns CUFS MLP Mortgage Portfolio, may be obtained free of charge, along with the annual and semi-annual reports, by calling (800) _________. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus (and is legally part of the Prospectus).

SHAREHOLDER INQUIRIES

      Representatives are available to discuss account balance information, mutual Portfolio prospectuses, literature programs and services available.
Hours: ___ a.m. to ___ p.m. (Eastern time) Monday-Friday. Call (800) ________. The Portfolio makes copies of its SAI and Annual/Semi-Annual Reports to shareholders available on the Adviser's website at www.bearstearns.com. The SAI and annual and semi-annual reports are available by email request at WWW.BEARSTEARNS.COM.

PURCHASES AND REDEMPTIONS

      Call (800) ______________.

WRITTEN CORRESPONDENCE

      Street Address:

            Bear Stearns CUFS MLP Mortgage Portfolio, c/o PFPC Inc., 760 Moore Road, King of Prussia, PA 19406.

      P.O. Box Address:

            Bear Stearns CUFS MLP Mortgage Portfolio, c/o PFPC Inc., P.O. Box 9806, Providence, RI 02940.

SECURITIES AND EXCHANGE COMMISSION

      You may also view and copy information about the Company and the Portfolios, including the SAI, by visiting the SEC's Public Reference Room in Washington, DC or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of Portfolio documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at 1-202-942-8090.

Investment Company Act File number 811-05518

                              SUBJECT TO COMPLETION
       PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED JULY 18, 2006

INFORMATION CONTAINED HEREIN PERTAINING TO THE BEAR STEARNS CUFS MLP MORTGAGE PORTFOLIO OF THE RBB FUND, INC. IS SUBJECT TO COMPLETION OR AMENDMENT. A POST-EFFECTIVE AMENDMENT TO THE RBB FUND, INC. REGISTRATION STATEMENT RELATING TO SHARES OF THE BEAR STEARNS CUFS MLP MORTGAGE PORTFOLIO HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SHARES OF THE BEAR STEARNS CUFS MLP MORTGAGE PORTFOLIO MAY NOT BE SOLD NOR MAY OFFERS TO BUY SHARES OF SUCH FUND BE ACCEPTED PRIOR TO THE TIME THE POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF SHARES OF THE BEAR STEARNS CUFS MLP MORTGAGE PORTFOLIO IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO THE REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                             BEAR STEARNS CUFS MLP
                               MORTGAGE PORTFOLIO
                                       OF
                               THE RBB FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                               _____________, 2006

      This Statement of Additional Information (the "SAI") is not a prospectus, but should be read in conjunction with the current prospectus dated ________________, 2006 (the "Prospectus") pursuant to which shares ("Shares") of the Bear Stearns CUFS MLP Mortgage Portfolio (the "Portfolio"), a series of The RBB Fund, Inc. (the "Company") are offered. This SAI is incorporated by reference in its entirety into the Prospectus. Please retain this SAI for future reference.

      For a free copy of the Prospectus, please call toll-free 1-800-___-____.

                                TABLE OF CONTENTS

GENERAL INFORMATION............................................................1

INVESTMENT INSTRUMENTS AND POLICIES............................................1

INVESTMENT LIMITATIONS........................................................26

DISCLOSURE OF PORTFOLIO HOLDINGS..............................................28

MANAGEMENT OF THE COMPANY.....................................................29

CODE OF ETHICS................................................................34

PROXY VOTING..................................................................35

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................35

INVESTMENT ADVISORY AND OTHER SERVICES........................................35

   INVESTMENT ADVISER.........................................................35
   PORTFOLIO MANAGER..........................................................36
   CUSTODIAN AGREEMENT........................................................38
   TRANSFER AGENCY AGREEMENT..................................................38
   ADMINISTRATION AND ACCOUNTING AGREEMENT....................................39

DISTRIBUTION ARRANGEMENTS.....................................................39

   DISTRIBUTION AGREEMENT.....................................................39
   ADMINISTRATIVE SERVICES AGENT..............................................40

PORTFOLIO TRANSACTIONS........................................................40

PURCHASE AND REDEMPTION INFORMATION...........................................40

TELEPHONE TRANSACTION PROCEDURES..............................................41

VALUATION OF SHARES...........................................................42

TAXES.........................................................................43

MISCELLANEOUS.................................................................47

   COUNSEL....................................................................47
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..............................47

APPENDIX A...................................................................A-1

APPENDIX B...................................................................B-1

                               GENERAL INFORMATION

      The Company is an open-end management investment company currently operating or proposing to operate twenty-one separate portfolios, two of which have not yet commenced operations as of the date of this SAI. The Company is registered under the Investment Company Act of 1940 (the "1940 Act") and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to one class of shares representing interests in one non-diversified portfolio of the Company, which is offered by the Prospectus. Bear Stearns Asset Management Inc. ("BSAM" or the "Adviser") serves as the investment adviser to the Portfolio.

                       INVESTMENT INSTRUMENTS AND POLICIES

      The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Portfolio.

      The Portfolio seeks high total return consistent with preservation of capital. Under normal circumstances, the Portfolio will invest at least 80% of its net assets (including any borrowings for investment purposes) in mortgage-related securities, including privately-issued mortgage-related securities, rated at the time of purchase in one of the two highest rating categories by a nationally recognized statistical ratings organization
("NRSRO"), and mortgage-related securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises ("U.S. Government securities"). The Portfolio will notify shareholders in writing at least 60 days prior to changing its policy to invest at least 80% of its net assets in mortgage-related securities.

      The Adviser might not invest in all of the instruments or use all of the investment techniques permitted by the Portfolio's Prospectus and this SAI or invest in such instruments or engage in such techniques to the full extent permitted by the Portfolio's investment policies and limitations.

      MORTGAGE-RELATED SECURITIES GENERALLY. The Portfolio may invest in mortgage pass-through securities and multiple-class pass-through securities, such as collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates as well as other securities collateralized by or representing a direct or indirect interest in mortgage-related securities or mortgage loans. The Portfolio may also invest in certain stripped mortgage-backed securities.

      A description of the types of mortgage-related securities in which the Portfolio may invest, and certain risks associated with these securities, is provided below. The descriptions are general in nature, and do not detail every possible variation in the types of securities that the Portfolio may acquire.

      MORTGAGE PASS-THROUGH SECURITIES. The Portfolio may invest in both government guaranteed and privately issued mortgage pass-through securities that are fixed or adjustable rate. These securities "pass through" the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, not including any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate holders about certain characteristics of the mortgage loans and the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. If there is a breach of any representation or warranty that materially and adversely affects the interests of the related certificate holders in a mortgage loan, the seller or servicer generally may be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.

      U.S. Government guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the
Government National Mortgage Association ("Ginnie Mae"), Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks. Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. Fannie Mae, Freddie Mac and Federal Home Loan Bank certificates are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac certificates are guaranteed by Fannie Mae and Freddie Mac, respectively, each a stockholder-owned corporation chartered by Congress, for full and timely payment of principal and interest on the certificates. Both Fannie Mae and Freddie Mac have a limited ability to borrow from the U.S. Treasury to meet its obligations. Periodically, proposals are introduced in Congress to restrict or eliminate federal sponsorship for Fannie Mae and Freddie Mac with respect to guaranteed mortgage-related securities. The Company cannot predict whether legislation may be proposed or enacted in the future. If such a proposal is enacted, it would likely materially and adversely affect the availability of U.S. Government guaranteed mortgage-related securities and the Portfolio's liquidity and value.

      There is always a risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. The Portfolio may purchase U.S. Government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae, Freddie Mac and Federal Home Loan Banks. The maximum potential liability of the issuers of some U.S. Government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is therefore possible that these issuers will not have the funds to meet their payment obligations in the future.

      CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or the mortgage assets underlying the CMOs or REMIC certificates may cause some or all of the classes of CMOs or REMIC certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

      Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

      A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986 (the "Code"), and which invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts although the Portfolio does not intend to invest in residual interests.

      The principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificate in various ways. In certain structures (known as "sequential pay" CMOs or REMIC certificates), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs or REMIC certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC certificates until all other classes having an earlier final distribution date have been paid in full.

      Additional structures of CMOs and REMIC certificates include, among others, "parallel pay" CMOs and REMIC certificates. Parallel pay CMOs or REMIC certificates are those which are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

      A wide variety of REMIC certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches (often referred to as "companion" or "support" tranches) tend to have market prices and yields that are much more volatile than other PAC classes.

      PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES. The Portfolio may invest in mortgage-related securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other non-governmental entities (or representing custodial arrangements administered by such institutions). These private originators and institutions include savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

      Privately issued mortgage-related securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans secured by mortgages or deeds of trust creating a first lien on certain residential properties. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate holders in a mortgage loan, the seller or servicer generally may be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.

      Because such mortgage-related securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating from an NRSRO (e.g., S&P's or Moody's), such securities often are structured with one or more types of "credit enhancement." Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the payment of cash advances to holders of mortgage-related securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the securities or through a combination of such approaches.

      Examples of credit enhancement that arise out of a transaction's structure include "senior subordinated securities" (multiple class securities with one or more classes entitled to receive payment before other classes, with the result that defaults on the underlying mortgages are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on the underlying mortgages in a pool exceed the amount required to be paid on the mortgage-related securities). The degree of credit enhancement for a particular issue of mortgage-related securities is based on the level of credit risk associated with the particular mortgages in the related pool. Losses on a pool in excess of anticipated levels could nevertheless result in losses to security holders because credit enhancement rarely covers every dollar owed on a pool.

      NRSROs are an additional way of measuring some of the risk of investing in privately issued mortgage-related securities. The ratings assigned by an NRSRO to mortgage-related securities address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate holders under the agreements pursuant to which such certificates are issued. An NRSRO's ratings normally take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. An NRSRO's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by an NRSRO to a certificate may not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

      In order to achieve ratings on one or more classes of mortgage-related securities, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-
holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans may have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

      A reserve fund related to the senior certificates is another way to minimize the risk of those privately issued mortgage-related securities. The reserve fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate- holders or by excess servicing fees until the reserve fund reaches a specified amount.

      The subordination feature, and a reserve fund, are intended to enhance the likelihood that senior certificate holders will receive the full amount of scheduled monthly payments of principal and interest due to them on a timely basis, and will protect the senior certificate- holders against certain losses. In certain circumstances, however, the reserve fund could be depleted and temporary shortfalls could result. If the reserve fund is depleted before the subordinated amount is reduced to zero, senior certificate- holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the reserve fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated PRO RATA among all certificate holders in proportion to their respective outstanding interests in the mortgage pool.

      As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for mortgage-related securities may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

      Generally, in the event of delinquencies in payments on the mortgage loans underlying the mortgage-related securities, the servicer may agree to make advances of cash for the benefit of certificate- holders, but generally will do so only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

      Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time if the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

      STRIPPED MORTGAGE-BACKED SECURITIES. The Portfolio may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or non-governmental originators. SMBS are structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. One class of SMBS receiving all of the interest from the mortgage assets is the interest-only, or "IO" class, while the other class receives all of the principal and is known as the principal-only, or "PO" class. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates.

      Certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Portfolio's limitation on investments in illiquid securities. The Adviser may determine that SMBS which are U.S. Government securities are liquid for purposes of the Portfolio's limitation on investments in illiquid securities. The yields on a class of SMBS that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-related securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

      FLOATING RATE AND INVERSE FLOATING RATE SECURITIES. The Portfolio may invest in floaters, which are fixed income securities with a floating or variable interest rate that changes when the specified market rate or index, such as the prime rate, changes, or at specified intervals of time. The Portfolio may also invest in inverse floaters, which are fixed income securities that have a coupon rate that varies inversely at a multiple of a designated floating rate. If the designated floating rate rises (typically because interest rates rise), the coupon rate of the inverse floater goes down. Conversely, if the designated floating rate goes down, the coupon rate of the inverse floater increases. Inverse floaters may reflect greater price volatility than fixed rate obligations having similar credit quality and redemption and maturity provisions. Some inverse floater CMOs are extremely sensitive to changes in prepayment rates on the underlying mortgage assets. An inverse floater may be considered "leveraged" if its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value. Certain inverse floaters may be deemed to be illiquid securities.

      Furthermore, certain floaters and inverse floaters have additional risk characteristics that may add to their complexity. Some floaters and inverse floaters may have reference rates or indices that lag current interest rates, giving them unique risks. Particularly when other interest rate indices are rising, the coupons on securities that reference lagging rates or indices may pay below market interest rates for some period of time until such a lagging rates catch up with market rates. Additionally, some floating rate securities have caps that prevent the coupon rate from moving in unison with a reference index. As interest rates rise, securities that have lower interest rate caps will tend to depreciate in value relative to similar floating rate securities that have higher caps or no caps.

      The Portfolio generally may invest no more than 50% of its total assets at the time of purchase in IO, inverse floating IO or PO securities in the aggregate. Within this 50% limit, IO, inverse floating IO and PO securities each will generally be no more than 20% of the Portfolio's total assets at the time of purchase.

      A number of indices, used alone or in combination, provide the basis for rate adjustments on floating rate securities. Commonly utilized indices include the One-Year, Three-Year and Five-Year Constant Maturity Treasury rates, the 11th District Federal Home Loan Bank Cost of Funds, the One-Month, Three-Month, Six-Month or One-Year LIBOR, the Three-Month, Six Month or One-Year Treasury Bill rate, the National Median Cost of Funds, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year Constant Maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds Index ("COFI"), tend to lag behind changes in market rate levels. The degree of volatility in the market value of the Portfolio will be influenced by the length of the interest rate reset periods and the degree of volatility in the applicable indices, and whether the instrument moves with or inversely to the applicable index.

     CERTAIN RISKS ASSOCIATED WITH INVESTING IN MORTGAGE-RELATED SECURITIES.

      The risks of investing in mortgage-related securities (such as those described above) include the failure of a counter party to meet its commitments, volatility, adverse interest rate changes and the effects of prepayments on mortgage cash flows.

      There is also a difference in the yield characteristics of mortgage-related securities from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates. This can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.

      VOLATILITY AND PREPAYMENT. As a result of the potentially greater volatility, if the Portfolio purchases mortgage-related securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if the Portfolio purchases mortgage-related securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity and market values. The Adviser may seek to manage these potential risks by investing in a variety of mortgage-related securities and by using certain hedging techniques.

      The timing and level of prepayments on a pool of mortgage loans cannot always be accurately predicted. Prepayments are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors (such as changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' equity in the mortgaged properties and servicing decisions). A predominant factor affecting the prepayment rate is the difference between the interest rates on outstanding mortgage loans and prevailing mortgage loan interest rates (factoring in the cost of refinancing). Generally, prepayments on mortgage loans increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by the Portfolio are likely to be greater during a period of declining mortgage interest rates for both adjustable rate mortgage loans and fixed rate mortgage loans. If general interest rates decline, such prepayments are likely to be reinvested at lower interest rates than the Portfolio was earning on the mortgage-backed securities that were prepaid or lower than the rate on existing adjustable rate mortgage pass-through securities. Under certain interest rate and prepayment rate scenarios, the Portfolio may fail to recoup fully its investment in mortgage-related securities notwithstanding any direct or indirect governmental or agency guarantee. Due to these factors, there is a risk that mortgage-backed securities can be less effective than U.S. Treasury and other types of debt securities of similar maturity at maintaining yields during periods of declining interest rates.

      INTEREST RATES AND PREPAYMENT. Under certain interest rate and prepayment rate scenarios, the Portfolio may fail to recoup fully its investment in mortgage-related securities notwithstanding any direct or indirect governmental or agency guarantee. When the Portfolio reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-related securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

      Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-related securities. This possibility is often referred to as extension risk. Extending the average life of a mortgage-related security increases the risk of depreciation due to future increases in market interest rates. The market for certain types of mortgage-related securities (i.e., certain CMOs) may not be liquid under all interest rate scenarios, which may prevent the Portfolio from selling such securities it holds at times or prices that it desires.

      As the Portfolio's investments are interest-rate sensitive, the Portfolio's performance will depend in part upon the Adviser's ability to anticipate and respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns to the Portfolio, while attempting to minimize the associated risks to the Portfolio's investment capital. Prepayments may have a disproportionate effect on certain mortgage-backed securities and other multiple class pass-through securities, which are discussed below.

      The rate of interest on mortgage-related securities is normally lower than the interest rates paid on the mortgages included in the underlying pool. There are causes for this. There are annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor. Another cause is the yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-related securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-related securities and this delay reduces the effective yield to the holder of such securities.

      DERIVATIVE DEBT SECURITIES. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged mortgage-related securities.

      PAC AND TARGETED AMORTIZATION CLASS ("TAC") CMO BONDS. PAC and TAC CMO bonds involve less exposure to prepayment, extension and interest rate risk than other mortgage-related securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment extension and interest rate risk associated with the underlying mortgage assets.

THE NATURE OF ADJUSTABLE AND FIXED RATE MORTGAGE LOANS

      The following is a general description of the adjustable and fixed rate mortgage loans which may be expected to underlie the mortgage-related securities in which the Portfolio may invest. The actual mortgage loans underlying any particular issue of mortgage-related securities may differ materially from those described below.

      ADJUSTABLE RATE MORTGAGE LOANS ("ARMS"). The Portfolio may invest in ARMs. ARMs included in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

      Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage
Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments that are more or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. If a monthly payment is insufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to accumulate equity and may increase the likelihood of default by such borrowers. If a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increase, but may result in increased credit exposure and prepayment risks for lenders.

      ARMs also have prepayment risk associated with them. The rate of principal prepayments with respect to ARMs has fluctuated in the past. The value of mortgage-related securities that are structured as pass-through mortgage securities that are collateralized by ARMs are less likely to rise during periods of declining interest rates to the same extent as fixed-rate securities. Accordingly, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment resulting in lower yields to the Portfolio. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates

(than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to "lock-in" a fixed-rate mortgage. On the other hand, during periods of rising interest rates, the value of ARMs will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of the Portfolio's investment in ARMs may fluctuate more substantially because these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments.

      There are a number of indices that provide the basis for rate adjustments on ARMs. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the Three-Month Treasury Bill rate, the 180-Day Treasury Bill rate, rates of longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the One-Month, Three-Month, Six-Month or One-Year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds Index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Portfolio will be influenced by the length of the interest rate reset periods and the degree of volatility in the applicable indices.

      FIXED RATE MORTGAGE LOANS. The Portfolio may invest in fixed rate mortgage loans. Generally, fixed rate mortgage loans eligible for inclusion in a mortgage pool (the "Fixed Rate Mortgage Loans") will bear simple interest at fixed annual rates and typically have terms of 15 or 30 years, but may be shorter or longer as new products may appear from time to time and be included for investment. Fixed Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the contractual term of the mortgage note in sufficient amounts to amortize fully principal by maturity, although certain Fixed Rate Mortgage Loans provide for a large final "balloon" payment upon maturity.

      MORTGAGE DOLLAR ROLL TRANSACTIONS. The Portfolio may enter into mortgage dollar roll transactions in which the Portfolio sells securities for delivery on a specified date and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date.

      During the roll period, the Portfolio loses the right to receive principal and interest paid on the securities sold. However, the Portfolio receives the benefit of the "drop" which is the difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest on the cash proceeds of the securities sold until the settlement date of the forward purchase. So long as the benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, then the Portfolio's performance will be improved by using mortgage dollar rolls. Until the settlement date, the Portfolio will maintain in a segregated account, either with the Portfolio's custodian or on the books of the Adviser, cash or liquid, high-grade debt securities in an amount equal to the forward purchase price. The Portfolio does not treat mortgage dollar rolls as borrowings. Successful use of mortgage dollar rolls depends on the Adviser's ability to predict correctly interest rates and mortgage prepayments. If the Adviser is incorrect, the Portfolio may lose money by using mortgage dollar rolls. There is no assurance that mortgage dollar rolls can be successfully employed.

      U.S. GOVERNMENT OBLIGATIONS. The Portfolio may purchase U.S. Government securities. Some U.S. Government securities (such as U.S. Treasury bills, notes and bonds) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises, are supported by (a) the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury; (b) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer; or (c) only the credit of the agency or instrumentality issuing the obligation. Such guarantees of U.S. Government securities held by the Portfolio do not, however, guarantee the market value of the shares of the Portfolio. There is no guarantee that the U.S. Government will continue to provide support to its agencies or instrumentalities in the future. U.S. Government securities that are not backed by the full faith and credit of the U.S. Government are subject to greater risks than those that are backed by the full faith and credit of the U.S. government. All U.S. Government securities are subject to interest rate risk.

      U.S. Treasury securities include the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program ("STRIPS").

      CUSTODIAL RECEIPTS. The Portfolio may invest in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, sponsored enterprises, political subdivisions or authorities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, sponsored enterprises, political subdivisions or authorities. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATs"). For certain securities law purposes, custodial receipts are not considered U.S. Government securities.

      REPURCHASE AGREEMENTS. The Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided the repurchase agreement itself matures in less than 13 months.

      The repurchase price under the repurchase agreements described above generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with whom the Portfolio may enter into repurchase agreements will be banks which the Adviser considers creditworthy pursuant to criteria approved by the Board of

Directors and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers. The Adviser will consider the creditworthiness of a seller in determining whether to have the Portfolio enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price plus accrued interest. The Adviser will mark to market daily the value of the securities, and will, if necessary, require the seller to maintain additional securities, to ensure that the value is not less than the repurchase price.

      Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

      REVERSE REPURCHASE AGREEMENTS. The Portfolio may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, the Portfolio will sell portfolio securities to dealers in U.S. Government securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Portfolio relinquishes may decline below the price the Portfolio must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Portfolio's outstanding shares.

      When the Portfolio enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other high grade debt securities that have a value equal to or greater than the repurchase price. The account is monitored to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

      INVESTMENT COMPANY SECURITIES. The Portfolio may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. Under the 1940 Act, the Portfolio's investments in such securities currently are limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio's total assets with respect to any one investment company and (iii) 10% of the Portfolio's total assets with respect to investment companies in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses. Such other investment companies will have investment objectives, policies or restrictions that limit their investments to those authorized for federally chartered credit unions under the Federal Credit Union Act.

      BANK OBLIGATIONS. The Portfolio may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers' acceptances, bank notes, or deposit notes issued by U.S. banks or savings institutions having total assets at the time of purchase in excess of $1 billion (including obligations issued by foreign branches of such banks) to the extent permitted by the Federal Credit Union Act and the Rules and Regulations thereunder.

      Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

      WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. To the extent consistent with its investment objective, the Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. When the Portfolio agrees to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis, the custodian will set aside cash, U.S. Government securities or other liquid assets equal to the amount of the purchase or the commitment in a separate account. The market value of the separate account will be monitored and if such market value declines, the Portfolio will subsequently be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitments.

      The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the Portfolio's net asset value ("NAV") starting on the day that the Portfolio agrees to purchase the securities. The Portfolio does not earn interest on the securities committed to purchase until the securities are paid for and delivered on the settlement date. When the Portfolio makes a forward commitment to sell securities, the proceeds to be received upon settlement are included in the Portfolio's assets, and fluctuations in the value of the underlying securities are not reflected in the Portfolio's NAV as long as the commitment remains in effect.

      BORROWING. The Adviser intends to borrow for leverage or for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities, or to facilitate settlement transactions on portfolio securities. The Portfolio must maintain asset coverage of at least 300% of the amounts borrowed. Although the principal of such borrowings will be fixed, the Portfolio's assets may change in value during the time the borrowing is outstanding. The Portfolio expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender. If the securities held by the Portfolio should decline in value while borrowings are outstanding, the NAV of the Portfolio's outstanding shares will decline in value by proportionately more than the decline in value suffered by the Portfolio's securities. As a result, the Portfolio's share price may be subject to greater fluctuation until the borrowing is paid off. The Portfolio's short sales against the box and related borrowing are not subject to the restrictions outlined above.

      RESTRICTED AND ILLIQUID SECURITIES. The Portfolio does not intend to invest more than 15% of its net assets in illiquid securities, which are securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include: securities that are not readily marketable; repurchase agreements and other agreements with a notice or demand period of more than seven days; securities for which there is no secondary market; certain SMBS; structured securities; swap transactions; interest rate caps, floors and collars; certain restricted securities, such as privately placed securities, unless the Adviser determines, based upon a review of the trading markets for a specific restricted security, that the restricted security is liquid; and certain over-the-counter options. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

      The Portfolio may purchase securities which are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which may be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). These Rule 144A Securities will not be considered illiquid if the Adviser determines that an adequate trading market exists for the securities. As a result, the Portfolio could hold more illiquid securities during any period in which qualified institutional buyers become uninterested in purchasing Rule 144A Securities.

      Normally, Rule 144A Securities are purchase and valued at a discount from the price at which such securities trade when they are not restricted, because the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Rule 144A Securities and prevailing supply and demand conditions.

      Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may adversely affect the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      The Board of Directors has delegated to the Adviser the daily function of determining and monitoring the liquidity of the Portfolio's securities in accordance with procedures adopted by the Board. The Board exercises its oversight responsibility for liquidity and remains responsible for liquidity determinations.

      SECURITIES LENDING. The Portfolio may lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the Adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Portfolio's securities will be fully collateralized and marked to market daily.

      MARKET FLUCTUATION. The market value of the Portfolio's investments, and thus its net asset value, will change in response to market conditions affecting the value of its portfolio securities. For most fixed income securities, when interest rates decline, the value of fixed rate obligations normally can be expected to rise. Conversely, when interest rates rise, the value of fixed rate obligations normally can be expected to decline. Other securities in which the Portfolio may invest do not change inverse to interest rates. Certain securities, for structural reasons, behave in the opposite manner and are expected to move in parallel with interest rates. By contrast, as interest rates on adjustable rate loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. Because the investment alternatives available to the Portfolio may be limited by its objective, investors should be aware that an investment in the Portfolio may be subject to greater market fluctuation than an investment in a portfolio of securities representing a broader range of investment alternatives. In view of the specialized nature of the investment activities of the Portfolio, an investment in the Portfolio should not be considered a complete investment program.

      MONEY MARKET INSTRUMENTS. The Portfolio may invest a portion of its assets in short-term, high-quality instruments for temporary defensive purposes which may include, among other things, U.S. Government securities and bank obligations. See "U.S. Government Obligations" and "Bank Obligations" above. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities.

      FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract not calling for physical delivery at the end of trading in the contract). When interest rates are rising or securities prices are falling, the Portfolio can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Portfolio, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

      The Portfolio may purchase and sell Federal Funds, Eurodollar and Treasury futures contracts, and purchase and write call and put options on any of such futures contracts to seek to increase total return or to hedge against changes in interest rates, securities prices or to otherwise manage its term structure, sector selections and duration. The Portfolio may also enter into closing purchase and sale transactions with respect to any of such contracts and options. Federal Funds futures contracts are futures contracts based on the simple average of the daily effective federal funds rate during the month of the contract. The effective federal funds rate is a weighted average of all federal funds transactions for a group of federal funds brokers who report to the Federal Reserve Bank of New York each day. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward LIBOR of a three-month deposit. Treasury futures are futures contracts to buy or sell the underlying Treasury securities of various maturities. The Portfolio will engage in futures and related options transactions for bona fide hedging purposes as described below or for purposes of seeking to increase total return, in each case, only to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). All futures contracts entered into by the Portfolio are traded on U.S. exchanges.

      Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions, which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Portfolio may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

      Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Portfolio proposes to acquire. The Portfolio may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Portfolio's securities. Such futures contracts may include contracts for the future delivery of securities held by the Portfolio or securities with characteristics similar to those of the Portfolio's securities. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Portfolio's securities and futures contracts based on other financial instruments, securities indices or other indices, the Portfolio may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities the Portfolio owns may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Portfolio enter into a greater or lesser number of futures contracts or by seeking to achieve only a partial hedge against price changes affecting the Portfolio's securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Portfolio's securities would be substantially offset by a decline in the value of the futures position.

      On other occasions, the Portfolio may take a "long" position by purchasing futures contracts. This would be done, for example, when the Portfolio anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. Additionally, long positions in futures contracts may be used to hedge certain parts of the Portfolio which might be adversely affected by a drop in interest rates.

      The acquisition of put and call options on futures contracts will give the Portfolio the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Portfolio obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

      The writing of a call option on a futures contract generates a premium, which may partially offset a decline in the value of the Portfolio's assets. By writing a call option, the Portfolio becomes obligated, in exchange for the premium, (upon exercise of the option), to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Portfolio intends to purchase. However, the Portfolio becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by the Portfolio in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Portfolio will incur transaction costs in connection with the writing of options on futures.

      The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be affected. The Portfolio's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

      The Portfolio will engage in futures and related options transactions for bona fide hedging and to seek to increase total return as permitted by the CFTC regulations, which permit principals of an investment company, registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The Portfolio will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Portfolio or securities or instruments which it expects to purchase. Except as stated below, the Portfolio's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities that the Portfolio owns or securities purchased to protect the Portfolio against an increase in the price of securities it intends to purchase.

      The Portfolio will engage in transactions in futures contracts and options only to the extent such transactions are consistent with the requirements of the Code, for maintaining its qualification as a regulated investment company for federal income tax purposes.

      Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in some cases, may require the Portfolio to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

      The use of futures contracts entails certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of the Portfolio's income due to the use of hedging; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contract and the securities being hedged; and potential losses in excess of the amount initially invested in the futures contracts themselves. If the expectations of the Adviser regarding movements in securities prices or interest rates are incorrect, the Portfolio may have experienced better investment results without hedging. The use of futures contracts and options on futures contracts requires special skills in addition to those needed to select portfolio securities.

      While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Portfolio may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Portfolio than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolio may be exposed to risk of loss.

      Perfect correlation between the Portfolio's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government securities. Other futures contracts available to hedge the Portfolio's portfolio investments generally are limited to futures on various financial indices.

      OPTIONS ON SECURITIES. The Portfolio may write call and put options on any securities in which it may invest. The Portfolio may purchase and write such options on securities that are listed on national domestic securities exchanges or traded in the over-the-counter market. A call option written by the Portfolio obligates it to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date, regardless of the market price of the security. The purpose of writing call options is to realize greater income than would be realized in portfolio securities transactions alone. However, in writing call options for additional income, the Portfolio may forego the opportunity to profit from an increase in the market price of the underlying security.

      A put option written by the Portfolio obligates it to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date, regardless of the market price for the security. The purpose of writing such options is to generate additional income. However, in return for the option premium, the Portfolio accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

      A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account noted on the Portfolio's records or maintained by the Portfolio's custodian with a value at least equal to the Portfolio's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Portfolio's net exposure on its written option position.

      The Portfolio may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option or with a third party by assignment. Such purchases are referred to as "closing purchase transactions" and do not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Portfolio will have incurred a loss in the transaction.

      The Portfolio would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Portfolio, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Portfolio would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Portfolio would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Portfolio's securities. Put options may also be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

      Transactions by the Portfolio in options on securities will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options that the Portfolio may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

      Although the Portfolio may use option transactions to seek to generate additional income and to seek to reduce the effect of any adverse price movement in the securities subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar mutual funds that do not engage in such activities. These risks include the following: for writing call options, the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above the exercise price; for writing put options, the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities at prices which may not reflect current market values; and for purchasing call and put options, the possible loss of the entire premium paid.

      There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If the Portfolio is unable to effect a closing purchase transaction with respect to options it has written, the Portfolio will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

      Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

      The Portfolio's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will monitor the liquidity of over-the-counter options and, if it determines that such options are not readily marketable, the Portfolio's ability to enter such options will be subject to the Portfolio's limitation on investments on illiquid securities.

      The writing and purchase of options is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options for hedging purposes depends in part on the Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets. If the Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments on which options are written and purchased and the instruments in the Portfolio's investment portfolio, the Portfolio may incur losses that it would not otherwise incur. The use of options can also increase the Portfolio's transaction costs.

      INTEREST RATE SWAPS, TOTAL RETURN SWAPS, OPTIONS ON SWAPS AND INTEREST RATE CAPS, FLOORS AND COLLARS

      The Portfolio may enter into interest rate and total return swaps and interest rate caps, floors and collars. The Portfolio may also purchase and write (sell) options on swaps, commonly referred to as swaptions.

      The Portfolio may enter into swap transactions for hedging purposes or to seek to increase total return. As examples, the Portfolio may enter into swap transactions for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets as a duration management technique, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in an economical way.

      Swap agreements are two party contracts entered into primarily by institutional investors. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular security, or in a "basket" of securities representing a particular index. As examples, interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component.

      A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

      A great deal of flexibility is possible in the way swap transactions are structured. However, generally the Portfolio will enter into interest rate and total return, swaps on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and total return swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and total return swaps is normally limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to an interest rate or total return swap defaults, the Portfolio's risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any.

      To the extent that the Portfolio's exposure in a transaction involving a swap, swaption or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets, or is covered by other means in accordance with SEC guidance, the Portfolio and the Adviser believe that the transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions.

      The Portfolio will not enter into any interest rate or total return swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A or A-1 or better by Standard & Poor's or A or P-1 or better by Moody's or their equivalent ratings, or, if unrated by such rating organization, determined to be of comparable quality by the Adviser.

      The use of interest rate and total return swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If the Adviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if these investment instruments were not used.

      In addition, these transactions can involve greater risks than if the Portfolio had invested in the reference obligation directly because, in addition to general market risks, swaps are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because they are two party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and often valued subjectively. Swaps may be subject to pricing or "basis" risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to imitate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

      The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The Adviser, under the supervision of the Board of Directors, is responsible for determining and monitoring the liquidity of the Portfolio's transactions in swaps, swaptions, caps, floors and collars.

      ZERO COUPON BONDS. To the extent consistent with its investment objective, the Portfolio generally may invest in zero coupon bonds, which are debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. Zero coupon bonds are used to manage cash flow.

      Zero coupon bonds involve the additional risk that, unlike securities that periodically pay interest to maturity, the Portfolio will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Portfolio may obtain no return at all on its investment. In addition, even though such securities may not provide for the payment of current interest in cash, the Portfolio is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, the Portfolio may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Portfolio. Additionally, the market prices of zero coupon bonds generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

      PORTFOLIO TURNOVER. There are no limitations on the length of time that securities must be held by the Portfolio and the Portfolio's annual portfolio turnover rate may vary significantly from year to year. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs, which would be borne by the Portfolio and its shareholders.

      In determining such portfolio turnover, U.S. Government securities and all other securities (including options) which have maturities at the time of acquisition of one year or less ("short-term securities") are excluded. The annual portfolio turnover rate is calculated by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned by the Portfolio during the year. The monthly average is calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the year and as of the end of the succeeding 11 months and dividing the sum by 13. A turnover rate of 100% would occur if all of the Portfolio's securities (other than short-term securities) were replaced once in a period of one year. It should be noted that if the Portfolio were to write a substantial number of options, which are exercised, the portfolio turnover rate would increase.

      SECURITIES OF UNSEASONED ISSUERS. The Portfolio may invest in securities of unseasoned issuers, including fixed income securities of unseasoned issuers which are not readily marketable, provided the aggregate investment in such securities generally would not exceed 15% of the Portfolio's net assets. The term "unseasoned" refers to issuers which, together with their predecessors, have been in operation for less than three years.

      SHORT SALES. The Portfolio may enter into short sales. Short sales are transactions in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

      Until the Portfolio replaces a borrowed security in connection with a short sale, the Portfolio will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position in accordance with positions taken by the staff of the Securities and Exchange Commission (the "SEC").

      The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Portfolio may be required to pay in connection with a short sale. The Portfolio may purchase call options to provide a hedge against an increase in the price of a security sold short by the Portfolio.

      The Portfolio anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be invested in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 100% of the value of the Portfolio's net assets.

      LEVERAGE. Under the 1940 Act, the Portfolio may borrow an amount up to 33-1/3% of its total assets (including the amount borrowed) less all liabilities other than borrowings. Although the use of leverage by the Portfolio may create an opportunity for increased return, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and instruments purchased with leverage proceeds are greater than the cost of the leverage, the Portfolio's return will be greater than if leverage had not been used. Conversely, if the income or gains from the securities and investments purchased with such proceeds does not cover the cost of leverage, the Portfolio's return will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for the Portfolio including:

      o the likelihood of greater volatility of the Portfolio's NAV than a comparable portfolio without leverage;

      o the risk that fluctuations in interest rates on borrowings and short-term debt will reduce the Portfolio's return and

      o the effect of leverage in a declining market, which is likely to cause a greater decline in the Portfolio's NAV than if the Portfolio were not leveraged.

      The Portfolio nevertheless may determine to continue to use leverage if the benefits to the Portfolio's shareholders of maintaining the leveraged position are expected to outweigh the current reduced return.

      NON-DIVERSIFIED STATUS. Since the Portfolio is "non-diversified" under the 1940 Act, it is subject only to certain federal tax diversification requirements. Under federal tax laws, with respect to 50% of its total assets, the Portfolio may invest up to 25% of its total assets in the securities of any issuer. With respect to the remaining 50% of the Portfolio's total assets, (i) the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, and (ii) the Portfolio may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of the taxable year and are subject to certain conditions and limitations under the Code. These tests do not apply to investments in United States Government securities and regulated investment companies.

                             INVESTMENT LIMITATIONS

      The Portfolio has adopted the following fundamental investment limitations which may not be changed without the affirmative vote of the holders of a majority of the Portfolio's outstanding shares (as defined in Section 2(a)(42) of the 1940 Act). As used in this SAI and in the Prospectus, "shareholder approval" and a "majority of the outstanding shares" of the Portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Portfolio. The Portfolio may not:

      1. Borrow money, except the Portfolio may (a) borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements in amounts up to 33 1/3% of the value of its total assets (including the amount borrowed), provided that there is at least 300% asset coverage for all borrowings by the Portfolio; (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; (c) obtain such credit as may be necessary for the clearance of purchases and sales of portfolio securities; and (d) engage in dollar roll transactions which are accounted for as financings. The Portfolio may not mortgage, pledge or hypothecate any assets, except in connection with any permitted borrowing and then in amounts not in excess of the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Portfolio's total assets at the time of such borrowing, provided that: (a) short sales and related borrowings of securities are not subject to this restriction; and (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, futures, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to swaps and other derivatives are not deemed to be a pledge or other encumbrance of assets, and provided that any collateral arrangements with respect to the writing of options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets. The Portfolio will not purchase securities while aggregate borrowings for temporary purposes exceed 5% of the Portfolio's total assets. Securities held in escrow or separate accounts in connection with the Portfolio's investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation. To the extent the
            Portfolio covers its commitment under a reverse repurchase transaction (or economically similar transaction) by segregating assets determined to be liquid equal in value to the amount of the Portfolio's commitment to repurchase, such an agreement would not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Portfolio.

      2. Issue senior securities, except as described above in number 1 or as permitted under the 1940 Act;

      3. Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities;

      4. Purchase or sell real estate (including real estate limited partnership interests), provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

      5. Purchase or sell commodities or commodity contracts, except that the Portfolio may purchase, sell or enter into options, futures contracts, options on futures contracts, swap agreements and other derivative instruments;

      6. Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in U.S. Government obligations, loan participations and assignments, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan;

      7. Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities); provided that the Portfolio intends to invest at least 80% of the value of its net assets (including any borrowings) in mortgage-related securities.

      The Portfolio's investment objective and strategies described in the Prospectus are not fundamental and may be changed by the Company's Board of Directors without the approval of the Portfolio's shareholders upon 60 days' notice to shareholders.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Company has adopted, on behalf of the Portfolio, a policy relating to the disclosure of the Portfolio's securities. The policies relating to the disclosure of the Portfolio's securities are designed to allow disclosure of portfolio holdings information where necessary to the Portfolio's operation without compromising the integrity or performance of the Portfolio. It is the policy of the Company that disclosure of the Portfolio's securities holdings to a select person or persons prior to the release of such holdings to the public ("selective disclosure") is prohibited, unless there are legitimate business purposes for selective disclosure.

      The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Portfolio's holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require. In addition to the 1940 Act requirements, the National Credit Union Administration ("NCUA") requires the Adviser to provide to existing shareholders current non-public portfolio holdings information on a monthly basis, with a [30] day lag time. Such portfolio holdings information will be available on a password protected website in a monthly report to be mailed to existing shareholders. The Adviser reserves the right to refuse to fulfill the request for portfolio data from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Portfolio.

      The Adviser currently makes the Portfolio's complete portfolio holdings, top ten holdings, sector weightings and other portfolio characteristics publicly available on its web site, WWW.BEARSTEARNS.COM as disclosed in the following table:

------------------------------------------------------------------------------------------------------------------------
INFORMATION POSTING                             FREQUENCY OF DISCLOSURE       DATE OF WEB POSTING
------------------------------------------------------------------------------------------------------------------------
Complete Portfolio Holdings                     Semi-Annual                   60 calendar days following the completion
                                                                              of each fiscal semi-annual period
------------------------------------------------------------------------------------------------------------------------
Top 10 Portfolio Holdings and other portfolio   Quarterly                     30 calendar days after the end of each
characteristics                                                               calendar quarter
------------------------------------------------------------------------------------------------------------------------

      The scope of the information relating to the Portfolio that is made available on the web site may change from time to time without notice. The Adviser or its affiliates may include the Portfolio's information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the Web site.

      The Company may distribute or authorize the distribution of information about its portfolio holdings that is not publicly available to its third-party service providers of the Company, which include PFPC Trust Company, the custodian for the Portfolio; PFPC Inc., the administrator, accounting agent and transfer agent; ______________, the Portfolio's independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; GCom 2 Solutions and Bowne & Co., Inc., the financial printers; and Institutional Shareholder Services Inc. ("ISS"), the Portfolio's proxy voting service. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Portfolio. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the portfolio.

      Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Company's Chief Compliance Officer, who will determine whether the violation should be reported immediately to the Board of Directors of the Company or at its next quarterly board meeting.

                            MANAGEMENT OF THE COMPANY

      The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. Pursuant to the Director Retirement Policy, Mr. Straniere and all subsequently elected Directors are required to retire from the Company's Board of Directors by the end of the calendar year in which he or she reaches age 75 ("Mandatory Retirement Age"). Messrs. Brodsky, McKay, Reichman, Sternberg, Sablowsky and Carnall are not required to retire from the Board upon reaching the Mandatory Retirement Age and, upon reaching the Mandatory Retirement Age, may continue to serve as a Director until the later of the last day of the calendar year in which the Director reaches the Mandatory Retirement Age or until December 31, 2010. A Director may retire before the Mandatory Retirement Age. The Board reserves the right to waive the requirements of the Director Retirement Policy with respect to an individual Director by vote of the Disinterested Directors.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     NUMBER OF
                                                                                                   PORTFOLIOS IN
                                           TERM OF                                                     FUND           OTHER
                            POSITION(S)  OFFICE AND                                                   COMPLEX      DIRECTORSHIPS
  NAME, ADDRESS, AND        HELD WITH     LENGTH OF             PRINCIPAL OCCUPATION(S)             OVERSEEN BY       HELD BY
     DATE OF BIRTH            FUND      TIME SERVED 1             DURING PAST 5 YEARS                DIRECTOR *       DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Julian A. Brodsky           Director       1988 to       Since 1969, Director and Vice Chairman,         19           Director,
Comcast Corporation                        present       Comcast Corporation (cable television and                    Comcast
1500 Market Street,                                      communications); Director, NDS Group                         Corporation
35th Floor                                               PLC (provider of systems and applications
Philadelphia, PA 19102                                   for digital pay TV).
DOB: 7/16/33
------------------------------------------------------------------------------------------------------------------------------------
Francis J. McKay            Director       1988 to       Since 2000, Vice President, Fox Chase           19           None
Fox Chase Cancer Center                    present       Cancer Center (biomedical research and
333 Cottman Avenue                                       medical care).
Philadelphia, PA 19111
DOB: 12/06/35
------------------------------------------------------------------------------------------------------------------------------------
Arnold M. Reichman          Director       1991 to       Since December 2000, Director, Gabelli          19           None
106 Pierrepont Street                      present       Group Capital Partners, L.P. (an investment
Brooklyn, NY 11201                                       partnership); Chief Operating Officer and
DOB: 5/21/48                                             member of the Executive Operating
                                                         Committee of Warburg Pincus Asset
                                                         Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg         Director       1991 to       Since 1974, Chairman, Director and              19           Director,
Moyco Technologies, Inc.                   present       President, Moyco Technologies, Inc.                          Moyco
200 Commerce Drive                                       (manufacturer of precision coated and                        Technologies,
Montgomeryville, PA 18936                                industrial abrasives). Since 1999, Director,                 Inc.
DOB: 3/24/34                                             Pennsylvania Business Bank.
------------------------------------------------------------------------------------------------------------------------------------
Robert A. Straniere         Director       Since 2006    Member, New York State Assembly (1981-          19           Director,
300 East 57th Street                                     2004); Founding Partner, Straniere Law                       Reich and
New York, NY 10022                                       Firm (1980 to date); Partner, Gotham                         Tang Group;
DOB: 3/28/41                                             Strategies (consulting firm) (2005 to date);                 Director, The
                                                         Partner, The Gotham Global Group                             Sparx Japan
                                                         (consulting firm) (2005 to date); and                        Fund;
                                                         President, The New York City Hot Dog                         Director;
                                                         Company (2005 to date).                                      Weiss, Peck &
                                                                                                                      Greer Fund
                                                                                                                      Group
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS 2
------------------------------------------------------------------------------------------------------------------------------------
Robert Sablowsky            Director       1991 to       Since July 2002, Senior Vice President and      19           Director,
Oppenheimer & Company,                     present       prior thereto, Executive Vice President of                   Kensington
Inc.                                                     Oppenheimer & Co., Inc., formerly                            Funds
200 Park Avenue                                          Fahnestock & Co., Inc. (a registered broker-
New York, NY 10166                                       dealer). Since November 2004, Director of
DOB: 4/16/38                                             Kensington Funds.
------------------------------------------------------------------------------------------------------------------------------------
J. Richard Carnall          Director       2002 to       Director of PFPC Inc. from January 1987 to      19           Director,
400 Bellevue Parkway                       present       April 2002, Chairman and Chief Executive                     Cornerstone
Wilmington, DE 19809                                     Officer of PFPC Inc. until April 2002,                       Bank
DOB: 9/25/38                                             Executive Vice President of PNC Bank,
                                                         National Association from October 1981 to
                                                         April 2002, Director of PFPC International
                                                         Ltd. (financial services) from August 1993
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     NUMBER OF
                                                                                                   PORTFOLIOS IN
                                           TERM OF                                                     FUND            OTHER
                            POSITION(S)  OFFICE AND                                                   COMPLEX       DIRECTORSHIPS
  NAME, ADDRESS, AND        HELD WITH     LENGTH OF             PRINCIPAL OCCUPATION(S)             OVERSEEN BY       HELD BY
     DATE OF BIRTH            FUND      TIME SERVED 1             DURING PAST 5 YEARS                DIRECTOR *       DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                         to April 2002, Director of PFPC
                                                         International (Cayman) Ltd. (financial
                                                         services) from September 1996 to April
                                                         2002; Governor of the Investment
                                                         Company Institute (investment company
                                                         industry trade organization) from July 1996
                                                         to January 2002; Director of Haydon Bolts,
                                                         Inc. (bolt manufacturer) and Parkway Real
                                                         Estate Company (subsidiary of Haydon
                                                         Bolts, Inc.) since 1984; and Director of
                                                         Cornerstone Bank since March 2004.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Roach              President      1991 to      Certified Public Accountant; Vice                   N/A              N/A
400 Bellevue Parkway           and          present and  Chairman of the Board, Fox Chase Cancer
4th Floor                    Treasurer      1988 to      Center; Trustee Emeritus, Pennsylvania
Wilmington, DE 19809                        present      School for the Deaf; Trustee Emeritus,
DOB: 6/29/24                                             Immaculata University; Managing General
                                                         Partner, President since 2002, Treasurer
                                                         since 1981 and Chief Compliance Officer
                                                         since September 2004 of Chestnut Street
                                                         Exchange Fund.
------------------------------------------------------------------------------------------------------------------------------------
Tina M. Payne                 Secretary     2004 to      Since 2003, Vice President and Associate            N/A              N/A
301 Bellevue Parkway                        present      Counsel, PFPC Inc. (financial services
2nd Floor                                                company); Associate, Stradley, Ronon,
Wilmington, DE 19809                                     Stevens & Young, LLC (law firm) from
DOB: 5/19/74                                             2001 to 2003.
------------------------------------------------------------------------------------------------------------------------------------
Salvatore Faia, Esquire, CPA    Chief       Since 2004   President, Vigilant Compliance Services,            N/A              N/A
Vigilant Compliance          Compliance                  LLC, since 2004; Senior Legal Counsel,
Services, LLC                  Officer                   PFPC Inc. from 2002 to 2004; Chief Legal
186 Dundee Drive, Suite 700                              Counsel, Corviant Corporation (Investment
Williamstown, NJ 08094                                   Adviser, Broker-Dealer and Service
DOB: 12/25/62                                            Provider to Investment Advisers and
                                                         Separate Account Providers) from 2001 to
                                                         2002.
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees nineteen portfolios of the Company that are currently offered for sale. The Company is authorized to offer two additional portfolios that have not commenced operations as of the date of this SAI.

1. Subject to the Director Retirement Policy described above, each Director serves for an indefinite period of time until his successor is elected and qualified or until his death, resignation or removal. Each officer holds office at the pleasure of the Board of Directors until the next annual meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

2. Messrs. Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act. Mr. Carnall is an "interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation, the investment adviser to the Company's Senbanc Fund, Hilliard Lyons Research Advisors, a division of J.J.B. Hilliard, W.L. Lyons, Inc. and the Company's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "interested Director" of the Company by virtue of his position as an officer of a registered broker-dealer.

THE BOARD AND STANDING COMMITTEES

      BOARD. The Board of Directors is comprised of seven individuals, two of whom are considered "interested" Directors as defined by the 1940 Act. The remaining Directors are referred to as "Disinterested" or "Independent"
Directors. The Board meets at least quarterly to review the investment performance of each portfolio in the mutual fund family and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Currently, the Board of Directors has an Audit Committee, an Executive Committee and a Nominating Committee. The responsibilities of each committee and its members are described below.

      AUDIT  COMMITTEE.  The  Board  has an Audit  Committee  comprised  only of
Independent Directors. The current members of the Audit Committee are Messrs. McKay, Sternberg and Brodsky. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened seven times during the fiscal year ended August 31, 2005.

      EXECUTIVE COMMITTEE. The Board has an Executive Committee comprised only of Independent Directors. The current members of the Executive Committee are Messrs. Reichman and McKay. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not convene during the fiscal year ended August 31, 2005.

      NOMINATING COMMITTEE. The Board has a Nominating Committee comprised only of Independent Directors. The current members of the Nominating Committee are Messrs. McKay and Brodsky. The Nominating Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Company's Secretary. The Nominating Committee did not convene during the fiscal year ended August 31, 2005.

DIRECTOR OWNERSHIP OF SHARES OF THE COMPANY

      The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Portfolio and in all of the portfolios (which for each Director comprise all registered investment companies within the Company's family of investment companies overseen by him), as of December 31, 2005. Mr. Straniere was not a Director of the Company as of December 31, 2005.

-----------------------------------------------------------------------------------------------------------------------
                                                                                    AGGREGATE DOLLAR RANGE OF
                                                                               EQUITY SECURITIES IN ALL REGISTERED
                                         DOLLAR RANGE OF                    INVESTMENT COMPANIES OVERSEEN BY DIRECTOR
NAME OF DIRECTOR               EQUITY SECURITIES IN THE PORTFOLIO           WITHIN THE FAMILY OF INVESTMENT COMPANIES
-----------------------------------------------------------------------------------------------------------------------
                                          DISINTERESTED DIRECTORS
-----------------------------------------------------------------------------------------------------------------------
Julian A. Brodsky                             None                                            None

-----------------------------------------------------------------------------------------------------------------------
Francis J. McKay                              None                                        Over $100,000
-----------------------------------------------------------------------------------------------------------------------
Arnold M. Reichman                            None                                        Over$100,000
-----------------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg                           None                                            None
-----------------------------------------------------------------------------------------------------------------------
                                        INTERESTED DIRECTORS
-----------------------------------------------------------------------------------------------------------------------
J. Richard Carnall                            None                                            None
-----------------------------------------------------------------------------------------------------------------------
Robert Sablowsky                              None                                        Over $100,000
-----------------------------------------------------------------------------------------------------------------------

DIRECTORS' AND OFFICERS' COMPENSATION

      Since February 6, 2006, the Company pays each Director at the rate of $17,500 annually and $3,500 per meeting of the Board of Directors or any committee thereof that was not held in conjunction with a Board meeting. In addition, the Chairman of the Board receives an additional fee of $12,000 per year for his services in this capacity, and the Chairman of the Audit Committee of the Board of the Company receives an additional fee of $4,000 per year for his services. Prior to February 6, 2006, the Company paid each Director at the rate of $16,500 annually and $1,375 per meeting of the Board of Directors or any committee thereof that was not held in conjunction with a Board meeting. In addition, the Chairman of the Board received an additional fee of $6,600 per year for his services in this capacity.

      Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. The Company also compensates its President and Treasurer and Chief Compliance Officer for their respective services to the Company. For the fiscal year ended August 31, 2005, each of the following members of the Board of Directors and the President and Treasurer and Chief Compliance Officer received compensation from the Company in the following amounts:

                                                                                                             TOTAL
                                                             PENSION OR                                      COMPENSATION
                                                             RETIREMENT                ESTIMATED             FROM FUND AND
                                     AGGREGATE               BENEFITS ACCRUED          ANNUAL                FUND COMPLEX
                                     COMPENSATION            AS PART OF FUND           BENEFITS UPON         PAID TO DIRECTORS
NAME OF DIRECTOR/OFFICER             FROM REGISTRANT         EXPENSES                  RETIREMENT            OR OFFICERS
--------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:

Julian A. Brodsky, Director               $28,750                 N/A                      N/A                   $28,750

Francis J. McKay, Director                $32,875                 N/A                      N/A                   $32,875

                                                                                                             TOTAL
                                                             PENSION OR                                      COMPENSATION
                                                             RETIREMENT                ESTIMATED             FROM FUND AND
                                     AGGREGATE               BENEFITS ACCRUED          ANNUAL                FUND COMPLEX
                                     COMPENSATION            AS PART OF FUND           BENEFITS UPON         PAID TO DIRECTORS
NAME OF DIRECTOR/OFFICER             FROM REGISTRANT         EXPENSES                  RETIREMENT            OR OFFICERS
--------------------------------------------------------------------------------------------------------------------------------
Arnold M. Reichman, Director              $27,375                 N/A                      N/A                   $27,375

Marvin E. Sternberg, Director             $32,875                 N/A                      N/A                   $32,875

--------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS:

J. Richard Carnall, Director
and Chairman                              $33,975                 N/A                      N/A                   $33,975

Robert Sablowsky, Director                $27,375                 N/A                      N/A                   $27,375

--------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
--------------------------------------------------------------------------------------------------------------------------------
Salvatore Faia, Esquire, CPA
Chief Compliance Officer                  $203,374                N/A                      N/A                   $203,374

Edward J. Roach, President
and Treasurer                             $36,300                 $3,630                   N/A                   $39,930
--------------------------------------------------------------------------------------------------------------------------------

      As of December 31, 2005, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company's investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

      On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach), pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by the Company's investment advisers, custodians, administrators and distributor, the Company itself requires only one part-time employee. No officer, Director or employee of the Advisers or the distributor currently receives any compensation from the Company.

                                 CODE OF ETHICS

      The Company, the Adviser and PFPC Distributors, Inc. ("PFPC Distributors") have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

                                  PROXY VOTING

      The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Portfolio to the Adviser, subject to the Board's continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Portfolio. The Adviser will consider factors affecting the value of the Portfolio's investments and the rights of shareholders in its determination on voting portfolio securities.

      The Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Portfolio. The Adviser employs ISS, a third party service provider, to assist in the voting of proxies. These procedures have been provided to ISS, who analyzes the proxies and makes recommendations, based on the Adviser's policy, as to how to vote such proxies. A copy of the Adviser's Proxy Voting Policy is included with this SAI. Please see Appendix B to this SAI for further information.

      Information regarding how the Portfolio voted proxies relating to portfolio securities for its first 12-month period ended June 30, 2007 will be available, without charge, upon request, by calling _______________ and by visiting the SEC website at http://www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      Prior to the date of this Statement of Additional Information, Bear Stearns Asset Management Inc. held all of the Portfolio's outstanding shares.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

      BSAM, a wholly-owned subsidiary of The Bear Stearns Companies Inc. ("Bear Stearns"), serves as investment adviser to the Portfolio pursuant to an investment advisory agreement with the Company (the "Advisory Agreement"). Under the Advisory Agreement, BSAM will provide for the overall management of the Portfolio including (i) the provision of a continuous investment program for the Portfolio, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolio, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold by the Portfolio, and (iii) the placement from time to time of orders for all purchases and sales made for the Portfolio. The
Adviser will provide the services rendered by it in accordance with the Portfolio's investment objectives, restrictions and policies stated in the prospectus and Statement of Additional Information. BSAM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Company in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BSAM in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

      For its services to the Portfolio, BSAM is entitled to receive a monthly advisory fee under the Advisory Agreement computed at an annual rate of 0.48% of the Portfolio's average daily net assets. BSAM is voluntarily waiving a portion of its advisory fee and reimbursing certain expenses in order to limit the Portfolio's total annual Portfolio operating expenses to 0.60% of the
Portfolio's average daily net assets. These waivers or reimbursements can be terminated at any time.

      The Portfolio bears its own expenses not specifically assumed by BSAM. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company's Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by the Portfolio include, but are not limited to the expenses listed in the Prospectus and the following (or the Portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Portfolio by BSAM; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or the Portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its Directors and officers; (g) organizational costs; (h) fees to the Adviser and PFPC Inc. ("PFPC"); (i) fees and expenses of officers and Directors who are not affiliated with the Portfolio's Adviser or PFPC Distributors; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the Portfolio and its shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular portfolio or class of shares of the Company; (r) the expense of reports to shareholders, shareholders' meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors' and officers' liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by the Adviser under its advisory agreement with the Portfolio.

      The Advisory Agreement was initially approved on May 25, 2006 for a term ended August 16, 2007 by a vote of the Company's Board of Directors, including a majority of those Directors who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of such parties. The Advisory Agreement was approved by the sole shareholder of the Portfolio. The Advisory Agreement is terminable by vote of the Company's Board of Directors or by the holders of a majority of the outstanding voting securities of the Portfolio, at any time without penalty, on 90 days' written notice to BSAM. The Advisory Agreement may also be terminated by BSAM on 60 days' written notice to the Company. The Advisory Agreement terminates automatically in the event of assignment thereof.

PORTFOLIO MANAGER

      OTHER ACCOUNTS. The table below discloses accounts, other than the Portfolio, managed by a team led by Andrew Headley, who is primarily responsible for the day-to-day management of the Portfolio. This information is as of July 1, 2006. NONE OF THE ACCOUNTS IDENTIFIED BELOW REPRESENT ACCOUNTS FOR WHICH THE ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.

---------------------------------------------------------------------------------------------
              REGISTERED INVESTMENT          OTHER POOLED INVESTMENT       OTHER ACCOUNTS
                    COMPANIES                      VEHICLES
---------------------------------------------------------------------------------------------
PORTFOLIO    NUMBER OF     TOTAL            NUMBER OF     TOTAL        NUMBER OF    TOTAL
MANAGER       ACCOUNTS     ASSETS            ACCOUNTS     ASSETS        ACCOUNTS     ASSETS
---------------------------------------------------------------------------------------------
Andrew
Headley,          0          N/A                0          N/A             50        $7,570
CFA                                                                                  Million

---------------------------------------------------------------------------------------------

MATERIAL CONFLICTS OF INTEREST. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Portfolio), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Portfolio.

      DESCRIPTION OF COMPENSATION. Portfolio managers are compensated with an annual salary and incentive bonus. The salary generally accounts for less than half of their total income. In addition to product performance, they are paid based upon teamwork, asset growth and contribution to the franchise. Product performance is examined relative to the appropriate benchmarks and to the appropriate peer groups on both one-year and three-year trailing time periods. The appropriate benchmarks for this Portfolio include ________ and _______. Mr. Headley is not compensated differently based on the performance of the Portfolio as compared to the performance of Other Accounts disclosed above. All officers of BSAM who meet a total minimum compensation level participate in a restricted stock plan and a stock options plan and Mr. Headley is expected to satisfy the minimum compensation levels to participate in BSAM stock plans.

      SECURITIES OWNERSHIP. The Portfolio has not offered shares to the public as of the date of this Statement of Additional Information and, accordingly, the Portfolio Manager does not own any shares of the Portfolio as of that date; the Portfolio Manager will not likely ever purchase Shares of the Portfolio because the Portfolio is designed for credit unions, not individual investors.

CUSTODIAN AGREEMENT

      PFPC Trust  Company,  8800  Tinicum  Boulevard,  Suite 200,  Philadelphia,
Pennsylvania 19153 is the custodian of the Portfolio's assets pursuant to a Custodian Agreement dated August 16, 1988, as amended. Under the Custodian Agreement, PFPC Trust Company: (a) maintains a separate account or accounts in the name of the Portfolio; (b) holds and transfers portfolio securities on account of the Portfolio; (c) accepts receipts and makes disbursements of money on behalf of the Portfolio; (d) collects and receives all income and other payments and distributions on account of the Portfolio's securities; and (e) makes periodic reports to the Company's Board of Directors concerning the Portfolio's operations. PFPC Trust Company is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Portfolio, provided that PFPC Trust Company remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Portfolio harmless from the acts and omissions of any sub-custodian. For its services to the Portfolio under the Custodian Agreement, PFPC Trust Company receives a fee of __________ on average daily gross assets of the Portfolio calculated daily and payable monthly, or a minimum monthly fee of $______, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Portfolio.

TRANSFER AGENCY AGREEMENT

      PFPC, 301 Bellevue Parkway, Wilmington, Delaware 19809, an affiliate of PFPC Distributors, serves as the transfer and dividend disbursing agent for the Portfolio pursuant to a transfer agency agreement dated November 5, 1991, as supplemented (the "Transfer Agency Agreement"), under which PFPC: (a) issues and redeems shares of the Portfolio; (b) addresses and mails all communications by the Portfolio to record owners of the shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company's Board of Directors concerning the operations of the Portfolio. PFPC may, on 30 days' notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Portfolio under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $____ per account in the Portfolio, with a minimum monthly fee of $_____ per class payable monthly on a pro rata basis, exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.

      PFPC also provides services relating to the implementation of the Company's Anti-Money Laundering Program. The Company pays an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in each portfolio of the Company. In addition, PFPC provides services relating to the implementation of the Portfolio's Customer Identification Program, including verification of required customer information and the maintenance of records with respect to such verification. The Portfolio will pay PFPC $____ per customer verification and $.02 per month per record result maintained.

ADMINISTRATION AND ACCOUNTING AGREEMENT

      PFPC serves as administrator to the Portfolio pursuant to administration and accounting services agreements dated ____________, 2006 (the "Administration Agreement"). PFPC has agreed to furnish to the Portfolio statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Portfolio. In addition, PFPC has agreed to prepare and file various reports with the appropriate regulatory agencies and prepare materials required by the SEC or any state securities commission having jurisdiction over the Portfolio. The Administration Agreement provides that PFPC shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder. PFPC shall be responsible for failure to perform its duties under the Administration Agreement arising out of its willful misfeasance, bad faith, negligence or reckless disregard. For its services to the Portfolio, PFPC is entitled to receive a fee calculated at an annual rate of:

      o ____% of each Fund's first $____ million of average daily net assets; and

      o ____% of each Fund's average daily net assets in excess of $___ million.

      The minimum monthly fee will be $_______ for, exclusive of out-of-pocket expenses.

      The Administration Agreements provide that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Portfolio in connection with the performance of the agreement, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard by it of its duties and obligations thereunder.

      On June 1, 2003, the Company entered into a regulatory administration services agreement with PFPC. Under this agreement, PFPC has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Company's annual post-effective amendment filing and supplements to the Portfolio's registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company's regulatory administration. PFPC receives an annual fee based on the average daily net assets of the portfolios of the Company.

                            DISTRIBUTION ARRANGEMENTS

DISTRIBUTION AGREEMENT

      PFPC Distributors, whose principal business address is 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the distributor of the Portfolio pursuant to the terms of a distribution agreement, dated as of January 2, 2001, as supplemented (the "Distribution Agreement"). Pursuant to the Distribution Agreement, PFPC Distributors will use appropriate efforts to solicit orders for the sale of the Portfolio's shares. Shares of the Portfolio are continuously offered. No compensation is payable by the Company to PFPC Distributors for distribution services with respect to the Portfolio.

ADMINISTRATIVE SERVICES AGENT

      PFPC Distributors provides certain administrative services to the Portfolio that are not provided by PFPC, pursuant to an Administrative Services Agreement, dated as of January 2, 2001, as supplemented, between the Company and PFPC Distributors. These services include furnishing data processing and clerical services, acting as liaison between the Portfolio and various service providers and coordinating the preparation of annual, semi-annual and quarterly reports. As compensation for such administrative services, PFPC Distributors is entitled to receive an annual fee of $______ from the Portfolio.

                             PORTFOLIO TRANSACTIONS

      The Adviser is responsible for executing portfolio transactions for the Portfolio, subject to policies established by the Board of Directors and applicable rules. Debt and U.S. Government securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Portfolio will engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer in debt securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

      In transactions for securities not actively traded on a securities exchange, the Portfolio will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions.

      For transactions involving securities actively traded on a securities exchange, in selecting brokers or dealers, the Adviser will consider various relevant factors, including, but not limited to: the best net price available, the size and type of the transaction, the nature and character of the markets for the security to be purchased or sold, the execution efficiency, settlement capability, financial condition of the broker-dealer firm, the broker-dealer's execution services rendered on a continuing basis and the reasonableness of any commissions.

      Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

                       PURCHASE AND REDEMPTION INFORMATION

      You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Portfolio's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the

Portfolio's NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. A shareholder will also bear any market risk or tax consequences as a result of a payment in securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Portfolio. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

      Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

      Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse the Portfolio for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Company's Board of Directors, desirable in order to prevent the Company or the Portfolio from being deemed a "personal holding company" within the meaning of the Code; (3) or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company's responsibilities under the 1940 Act.

                        TELEPHONE TRANSACTION PROCEDURES

      The Company's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms;
(2) requiring the caller to provide the names of the account owners, the account social security number and name of the Portfolio, all of which must match the Company's records; (3) requiring the Company's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and
(7) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than PFPC Distributors), financial institutions,
securities  dealers,   financial  planners  and  other  industry  professionals,
additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required.

                               VALUATION OF SHARES

      Shares of the Portfolio are priced at their net asset value ("NAV"). The NAV per Share is calculated as follows:

                   Value of Assets Attributable to the Portfolio
         NAV  =  - Value of Liabilities Attributable to the Portfolio
                   --------------------------------------------------
                   Number of Outstanding Shares of the Portfolio

      The Portfolio's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Currently, the NYSE is closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday.

      Certain securities are valued at the closing price or last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") market system where they are primarily traded. If there are no sales on that day or the securities are traded in over-the-counter markets, the mean of the last bid and ask price available prior to the market close is used.

      Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Short term debt securities having a remaining maturity of 60 days or less are amortized to maturity based on their cost. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value.

      Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. If market quotations are unavailable or deemed unreliable, securities will be valued by the Portfolio's Valuation Committee as determined by procedures adopted by the Board of Directors.

      Subject to the approval of the Company's Board of Directors, the Portfolio may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on the Portfolio's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Company's Valuation Committee under the direction of its Board of Directors.

                                      TAXES

      The following summarizes certain additional tax considerations generally affecting the Portfolio that are not described in the Prospectus.

      The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code (the "Code") and the laws and regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect.

FEDERAL TAXES

      The Portfolio intends to qualify in each taxable year as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, the Portfolio generally is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. The Portfolio intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If the Portfolio were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Portfolio could be disqualified as a regulated investment company.

      In addition to satisfaction of the Distribution Requirement, the Portfolio must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from an interest in a qualified publicly traded partnership. Also, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities (including equity securities of a qualified publicly traded partnership) of such issuer), and no more than 25% of the value of the Portfolio's total assets may be invested (1) in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) in the securities of two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses or (3) in the securities of one or more qualified publicly traded partnerships. The Portfolio intends to comply with these requirements.

      If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders.

      The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

STATE AND LOCAL TAXES

      Although the Portfolio expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Portfolio may be subject to the tax laws of such states or localities.

                ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

      The Company has authorized capital of 30 billion shares of common stock at a par value of $0.001 per share. Currently, 26.573 billion shares have been classified into 104 classes as shown in the table below, however, the Company only has 26 active share classes that have begun investment operations. Under the Company's charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.

                                             NUMBER OF                                                      NUMBER OF
                                             AUTHORIZED                                                     AUTHORIZED
CLASS OF COMMON STOCK                        SHARES          CLASS OF COMMON STOCK                          SHARES
                                             (MILLIONS)                                                     (MILLIONS)
-----------------------------------------------------------  ------------------------------------------------------------------
A (Growth & Income)                          100             BBB                                            100
B                                            100             CCC                                            100
C (Balanced)                                 100             DDD (Robeco Boston Partners
                                                             Institutional Small Cap Value Fund             100
                                                             II)
D (Tax-Free)                                 100             EEE (Robeco Boston Partners
                                                             Investors Small Cap Value Fund II)             100
E (Money)                                    500             FFF                                            100
F (Municipal Money)                          500             GGG                                            100
G (Money)                                    500             HHH                                            100
H (Municipal Money)                          500             III (Robeco Boston Partners
                                                             Long/Short Equity-Institutional                100
                                                             Class)
I (Sansom Money)                             1,500           JJJ (Robeco Boston Partners
                                                             Long/Short Equity-Investor Class)              100
J (Sansom Municipal Money)                   500             KKK (Robeco Boston Partners
                                                             Funds)                                         100
K (Sansom Government Money)                  500             LLL (Robeco Boston Partners Funds)             100
L (Bedford Money)                            1,500           MMM (n/i numeric Small Cap Value)              100
M (Bedford Municipal Money)                  500             NNN (Bogle Investment
                                                             Management Small Cap Growth -                  100
                                                             Institutional Class)

                                             NUMBER OF                                                      NUMBER OF
                                             AUTHORIZED                                                     AUTHORIZED
CLASS OF COMMON STOCK                        SHARES          CLASS OF COMMON STOCK                          SHARES
                                             (MILLIONS)                                                     (MILLIONS)
-----------------------------------------------------------  ------------------------------------------------------------------
N (Bedford Government Money)                  500            OOO (Bogle Investment
                                                             Management Small Cap Growth -                  100
                                                             Investor Class)
O (Bedford N.Y. Money)                        500            PPP (Schneider Value Fund)                     100
P (RBB Government)                            100            QQQ (Institutional Liquidity Fund for          2,500
                                                             Credit Unions)
Q                                             100            RRR (Liquidity Fund for Credit                 2,500
                                                             Unions)
R (Municipal Money)                           500            SSS (Robeco WPG Core Bond Fund                 100
                                                             - Retirement Class)
S (Government Money)                          500            TTT (Robeco WPG Core Bond Fund                 50
                                                             - Institutional Class)
T                                             500            UUU (Robeco WPG Tudor Fund -                   50
                                                             Institutional Fund)
U                                             500            VVV (Robeco WPG Large Cap                      50
                                                             Growth Fund - Institutional Class)
V                                             500            WWW (Senbanc Fund)                             50
W                                             100            XXX (Robeco WPG Core Bond Fund                 100
                                                             - Investor Class)
X                                             50             YYY (Bear Stearns CUFS MLP                     100
                                                             Mortgage Portfolio)
Y                                             50             Select (Money)                                 700
Z                                             50             Beta 2 (Municipal Money)                       1
AA                                            50             Beta 3 (Government Money)                      1
BB                                            50             Beta 4 (N.Y. Money)                            1
CC                                            50             Principal Class (Money)                        700
DD                                            100            Gamma 2 (Municipal Money)                      1
EE                                            100            Gamma 3 (Government Money)                     1
FF (n/i numeric Emerging Growth)              50             Gamma 4 (N.Y. Money)                           1
GG (n/i numeric Growth)                       50             Bear Stearns Money                             2,500
HH (n/i numeric Mid Cap)                      50             Bear Stearns Municipal Money                   1,500
II (Baker 500 Growth Fund)                    100            Bear Stearns Government Money                  1,000
JJ (Baker 500 Growth Fund)                    100            Delta 4 (N.Y. Money)                           1
KK                                            100            Epsilon 1 (Money)                              1
LL                                            100            Epsilon 2 (Municipal Money)                    1
MM                                            100            Epsilon 3 (Government Money)                   1
NN                                            100            Epsilon 4 (N.Y. Money)                         1
OO                                            100            Zeta 1 (Money)                                 1
PP                                            100            Zeta 2 (Municipal Money)                       1
QQ (Robeco Boston Partners                                   Zeta 3 (Government Money)                      1
Institutional Large Cap)                      100
RR (Robeco Boston Partners                                   Zeta 4 (N.Y. Money)                            1
Investors Large Cap)                          100
SS (Robeco Boston Partners Adviser                           Eta 1 (Money)                                  1
Large Cap)                                    100
TT (Robeco Boston Partners                                   Eta 2 (Municipal Money)                        1
Investors Mid Cap)                            100
UU (Robeco Boston Partners                                   Eta 3 (Government Money)                       1
Institutional Mid Cap)                        100
VV (Robeco Boston Partners                                   Eta 4 (N.Y. Money)                             1
Institutional All Cap Value)                  100
WW (Robeco Boston Partners                                   Theta 1 (Money)                                1
Investors All Cap Value)                      100
YY (Schneider Capital Small Cap                              Theta 2 (Municipal Money)                      1
Value)                                        100
ZZ                                            100            Theta 3 (Government Money)                     1
AAA                                           100            Theta 4 (N.Y. Money)                           1

      The classes of common stock have been grouped into separate "families." There are eight families that currently have operating portfolios, including: the Sansom Street Family, the Bedford Family, the Schneider Capital Management Family, the n/i numeric investors family of funds, the Robeco Investment Funds Family, the Bogle Investment Management Family, the Hilliard Lyons Family and the Bear Stearns Family. The Bedford Family and the Sansom Street Family represent interests in the Money Market Portfolio; the n/i numeric investors family of funds represents interests in four non-money market portfolios; the Robeco Investment Funds Family represents interests in eight non-money market portfolios; the Bogle Investment Management Family represents interests in one non-money market portfolio; the Schneider Capital Management Family represents interests in two non-money market portfolios; the Hilliard Lyons Family represents interests in one non-money market portfolio; and the Bear Stearns Family represents interests in one non-money market portfolio.

      Each Share that represents an interest in the Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other Share that represents an interest in the Portfolio. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, Shares of the Portfolio will be fully paid and non-assessable.

      The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company's amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of common stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

      Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution plan or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

      Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company's common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company's Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of common stock voting without regard to class (or portfolio).

      SHAREHOLDER APPROVALS. As used in this SAI and in the Prospectus, "shareholder approval" and a "majority of the outstanding shares" of the Portfolio means, with respect to the approval of the advisory agreement or a change in the Portfolio's fundamental investment limitations, the lesser of (1) 67% of the shares of the Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

                                  MISCELLANEOUS

COUNSEL

      Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Company and independent legal counsel to the Disinterested Directors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      ___________________, serves as the Portfolio's independent registered public accounting firm.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS

      A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

      "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      "A-2" - The obligor's capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the highest rating category.

      "A-3" - Obligor has adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      "B" - An obligation is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. Ratings of "B1", "B-2" and "B-3" may be assigned to indicate finer distinction within the "B" category.

      "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

      "D" - Obligations are in payment default. This rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Local Currency and Foreign  Currency  Risks - Country risk  considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

      Moody's Investors Service ("Moody's") short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

      Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

      "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

      "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

      "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

      "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

      Fitch Ratings, Inc. ("Fitch") short-term ratings scale applies to foreign currency and local currency. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

      "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

      "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

      "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

      "D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

      "NR" - This designation indicates that Fitch does not rate the issuer or issue in question.

      "Withdrawn" - A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch deems sufficient.

      The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:

      "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

      "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
(high)" credits by only a small degree. Given the extremely tough definition DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

      "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

      "R-2 (high)" - Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the "R-1 (low)" category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

      "R-2 (middle)" - Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. Relative to the "R-2 (high)" category, entities rated "R-2 (middle)" typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.

      "R-2 (low)" - Short-term debt rated "R-2 (low)" is considered to be of only adequate credit quality, one step up from being speculative. While not yet defined as speculative, the "R-2 (low)" category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

      "R-3 (high)," "R-3 (middle)," "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three sub-set grades, the capacity for timely repayment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

      "D" - A security rated "D" implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

LONG-TERM CREDIT RATINGS

      The following summarizes the ratings used by Standard & Poor's for long-term issues:

      "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      "AA" - An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments or the obligation.

      Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      "BB" - An obligation rated "BB" is less vulnerable in the near term to nonpayment than other lower-rated issues. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      "CCC" - An obligation rated "CCC" is currently vulnerable, and is dependent upon favorable business, financial and economic conditions to meet its financial commitments on the obligation.

      In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.

      "C" - A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

      "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

      "N.R." - Not rated.

      Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

      The following summarizes the ratings used by Moody's for long-term debt:

      "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

      "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

      "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

      "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

      "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

      "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

      "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

      "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

      "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

      Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

      The following summarizes long-term ratings used by Fitch:

      "AAA" - Securities considered to be of the highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      "AA" - Securities considered to be of very high credit quality. "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      "A" - Securities considered to be of high credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      "BBB" - Securities considered to be of good credit quality. "BBB" ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

      "BB" - Securities considered to be speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      "B" - Securities considered to be highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

      "RD" - Indicates an entity has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

      "D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

      Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

      "NR" indicates that Fitch does not rate the issuer or issue in question.

      The following summarizes the ratings used by DBRS for long-term debt:

      "AAA" - Long-term debt rated "AAA" is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable.

There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a "AAA" rating.

      "AA" - Long-term debt rated "AA" is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated "AAA" only to a small degree. Given the extremely restrictive definition DBRS has for the "AAA" category, entities rated "AA" are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

      "A" - Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of "AA" rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

      "BBB" - Long-term debt rated "BBB" is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

      "BB" - Long-term debt rated "BB" is defined to be speculative and non investment-grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the "BB" range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

      "B" - Long-term debt rated "B" is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

      "CCC", CC" and "C" -Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated "B." Long-term debt rated below "B" often has characteristics which, if not remedied, may lead to default. In practice, there is little difference between these categories, with "CC" and "C" normally used for lower ranking debt of companies for which the senior debt is rated in the "CCC" to "B" range.

      "D" - A security rated "D" implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

      ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.

MUNICIPAL NOTE RATINGS

      A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

      o Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

      o Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

      Note rating symbols are as follows:

      "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

      Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

      "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

      "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

      "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

      "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

      In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

      When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

      VMIG rating expirations are a function of each issue's specific structural or credit features.

      "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

      Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including rating on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit-ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

                                   APPENDIX B

                       BEAR STEARNS ASSET MANAGEMENT INC.

                      PROXY VOTING POLICIES AND PROCEDURES

      Bear Stearns Asset Management Inc. ("BSAM") has been authorized by the vast majority of its clients to vote proxies relating to the securities held in their portfolios. This authority carries with it the responsibility on BSAM's part to analyze the issues connected with shareholder votes, evaluate the probable impact on share prices and vote proxies in what it views to be the best interests of its clients. This duty arises from the fact that an investment adviser's proxy votes can affect the outcome of a shareholder vote and, consequently, the value of the securities held by its clients. Proxy-voting is therefore integral to an adviser's investment management process.

      At BSAM, the duty to monitor corporate developments and vote proxies falls upon its portfolio managers. Because BSAM's portfolio managers acquire an enormously diverse and substantial number of securities, BSAM has determined to augment its internal research on corporate governance with the services-of Institutional Shareholder Services, Inc. ("ISS"), an independent firm that specializes in analyzing shareholder voting matters, issuing research reports on such matters and making objective voting recommendations intended to maximize shareholder value. ISS currently covers domestic and foreign shareholder votes.

                                VOTING PROCEDURES

      AUTHORITY TO VOTE. As part of its fiduciary duty as an investment adviser, BSAM votes proxies for all clients who have not expressly reserved proxy-voting responsibility to themselves. Employee benefit plan clients covered by ERISA may reserve the right to vote proxies to themselves only if their governing instruments expressly provide therefor.

      INDEPENDENT PROXY RESEARCH. All proxies received by BSAM from issuers of securities held in BSAM's managed accounts are initially referred to ISS for its analysis and recommendation as to each matter being submitted for a vote. This referral of proxies to ISS is intended to avoid any possible conflict of interest that may exist between BSAM, BSAM's clients and the issuers of the securities whose proxies are being voted. ISS's recommendations are reported to the relevant BSAM portfolio managers who may or may not follow such recommendations depending upon the results of their own research and their familiarity with the companies and issues in question. Where and to the extent BSAM's portfolio managers agree with an ISS recommendation regarding a specific vote, ISS will vote the proxies reflecting its recommendation on behalf of BSAM's clients. Given the depth and breadth of ISS's corporate governance research, and given its single-minded focus on the objective pursuit of shareholder value, it is expected that BSAM's proxies will generally be voted in accordance with ISS's recommendations.

      To assure its own independence from issuers, ISS maintains and enforces a "Chinese Wall" that separates the staff and systems involved in proxy analysis operations and corporate governance consulting services. Additionally, ISS provides BSAM a representation confirming that ISS does not face a conflict of interest in respect to each issuer every time for which ISS casts a proxy vote.

      If a conflict of interest does arise, ISS will inform BSAM of their inability to vote. ISS's research group will provide a complete analytical summary, but will not issue a final vote recommendation. BSAM will have the responsibility to provide ISS with the specific voting recommendation.

      PORTFOLIO MANAGER ELECTION/PROXY COMMITTEE. In certain circumstances, one or more BSAM portfolio managers may disagree with an ISS recommendation and elect to diverge from ISS's recommendation. It is possible, that with respect to a particular vote, a BSAM portfolio manager may wish to vote proxies in accordance with ISS's recommendations for certain of its clients and differently for other clients with different investment objectives, risk profiles or time horizons. In each such case, the portfolio manager in question must notify BSAM's Proxy Committee of such an election before instructing ISS to vote any proxies. The Proxy Committee is responsible for determining whether any of the portfolio managers involved in the election or BSAM has a conflict of interest which would affect the proxies being voted. BSAM's Compliance Director will conduct the conflict investigation on behalf of the Proxy Committee and report his findings to the other members. If a conflict is found to exist, the portfolio manager challenging the ISS recommendation in question will not be permitted to vote the proxies and the proxies will be voted in accordance with ISS's recommendation. Where ISS does not cover a company or otherwise cannot recommend a vote, BSAM's portfolio managers will vote the proxies solely in accordance with their own views unless the Proxy Committee determines that a conflict of interest exists. If the Proxy Committee determines that a conflict of interest exists, the portfolio manager will refer the matter to his or her clients and recommend that they vote the proxies themselves. In any such case, the referral of a voting matter to clients will be undertaken jointly by the relevant portfolio managers and a member of BSAM's Legal & Compliance group in order to make certain that the voting issue and its implications for the company in question are described and discussed in an evenhanded manner, with full disclosure of the relevant conflict of interest.

      CONFLICTS OF INTEREST. Any circumstance or relationship which would compromise a portfolio manager's objectivity in voting proxies in the best interests of his/her clients would constitute a conflict of interest. Whether any such conflict exists for proxy-voting purposes will be determined by the Proxy Committee. The Proxy Committee is comprised of BSAM's General Counsel, Compliance Director, Chief Financial Officer, Head of Operations and Chief Investment Officers (or their respective designees). The Proxy Committee will deem a conflict to exist whenever BSAM or one of its portfolio managers has a personal or business interest in the outcome of a particular matter before shareholders. A conflict would arise, for example, in any case where BSAM has a business or financial relationship with a company whose management or shareholders are soliciting proxies. Another example of a conflict of interest would be where BSAM or one of its portfolio managers is related to an incumbent director or a candidate seeking a seat on the board. Putative conflicts of interest deemed by the Proxy Committee to be immaterial to a shareholder vote will not disable BSAM's portfolio managers from voting proxies where they disagree with ISS or ISS has given no voting recommendation. In addition, the existence of an issue with respect to which BSAM is determined to have a conflict of interest will not prevent its portfolio managers from voting on other issues on the same proxy with respect to which BSAM does not have a conflict of interest.

      In this regard, it should be noted that BSAM is a subsidiary of a world-wide, full-service investment banking and brokerage firm. As such, BSAM could be subject to a much wider array of potential conflicts of interest affecting its proxy votes on behalf of clients than if it were a stand-alone investment advisor. In order to minimize such conflicts with affiliated business units, however, BSAM has erected a Chinese Wall around itself which is designed to prevent BSAM and its affiliates from influencing each other's businesses and which has the consequential effect of minimizing inter-unit conflicts.

      As a matter of policy, BSAM's Proxy Committee will presume the existence of a conflict of interest for proxy-voting purposes whenever:

o a current BSAM client is affiliated with a company soliciting proxies or has communicated its view to BSAM on an impending proxy vote; or

o the portfolio manager responsible for voting a proxy has identified a personal or business interest either in a company soliciting proxies or in the outcome of a shareholder vote; or

o a third-party with an interest in the outcome of a shareholder vote has attempted to influence either BSAM or the portfolio manager responsible for voting a proxy; or

o a company with respect to which proxies are being solicited is on the Bear Steams Corporate Finance Restricted List.

      DUTY TO REPORT. Any Bear Stearns employee who is aware of any actual or apparent conflict of interest relevant to, or any attempt to improperly influence, how Bear Steams or an AR votes its proxies has a duty to disclose the existence of the situation to IA Compliance.

      CLIENT ELECTIONS. If a BSAM client who has authorized BSAM to vote proxies on its behalf nevertheless instructs BSAM to vote its proxy in a fashion different from ISS's recommendation with respect to such vote, BSAM will vote the proxy in accordance with the client's written instructions.

      SECURITIES ON LOAN. When a security held in an account managed by BSAM is loaned to a third party, the loan agreement normally provides for the borrower to vote any proxies on shareholder matters that arise during the term of the loan. If, in the opinion of BSAM's portfolio manager responsible for the account, it is important for any such proxy to be voted on behalf of client accounts notwithstanding the economic benefits attributable to the loan, the portfolio manager will arrange to terminate the loan prior to the date on which the proxy is to be voted. If the portfolio manager in question is uncertain as to whether a loan should be terminated in order to vote a proxy, he or she may refer the matter to the Proxy Committee for its determination.

      RECORD-KEEPING. BSAM will, for a period of at least five years, maintain or have ready access to the following documents:

      o     a copy of BSAM's current PROXY- VOTING POLICIES AND PROCEDURES.

      o a copy of each proxy statement received by BSAM regarding securities held on behalf of its clients (which may be obtained from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system and maintained by ISS).

      o a record of each vote cast by BSAM on behalf of its clients (maintained by ISS).

      o a copy of any document created by BSAM that was material to a proxy vote on behalf of clients.

      o a copy of each written request received from a client as to how BSAM voted proxies on its behalf and a copy of any written response from BSAM to any oral or written client request for information as to how BSAM voted proxies on its behalf.

      Where BSAM relies upon ISS to maintain any of the above records, it has obtained an undertaking from ISS to provide copies of such records promptly upon BSAM's request.

      DISCLOSURE TO CLIENTS. BSAM will include a summary of its PROXY-VOTING POLICIES AND PROCEDURES in Part II of its Form ADV. A copy of BSAM's PROXY-VOTING POLICIES AND PROCEDURES WILL also be made available to any client upon request. All BSAM clients will be provided with a contact at BSAM from whom they may obtain the proxy-voting records with respect to the securities held in their accounts.

      ISS PERFORMANCE REVIEW. Because BSAM is relying to a large extent on the corporate governance research and proxy-voting recommendations of ISS, its Proxy Committee will annually review the effectiveness of ISS's services from both substantive and administrative viewpoints. Substantive review will focus on evaluations by BSAM's portfolio managers as to whether ISS's voting recommendations were consistent with the maximization of shareholder value. Administrative review will focus on the timeliness and completeness of ISS's proxy-voting procedures.

                               ISS RECOMMENDATIONS

Following are BSAM's voting policies with respect to the most common matters submitted for shareholder votes. These policies are based on ISS's current voting recommendations.

                                                    OPERATIONAL MATTERS

------------------------------------------------------------------------------------------------------------------------------------
                  VOTE FOR:                                    VOTE AGAINST                          VOTE CASE-BY-CASE:
------------------------------------------------------------------------------------------------------------------------------------
MINOR BY-LAW OR CHARTER AMENDMENTS           ADJOURNMENT OF MEETING proposals to          SHAREHOLDER PROPOSALS TO PROHIBIT OR
changes that are of a housekeeping nature    provide management with the authority to     LIMIT AUDITORS FROM ENGAGING IN NON-AUDIT
(updates or corrections)                     adjourn an annual or special meeting absent  SERVICES
                                             compelling reasons to support the proposal

                                                                                          AUDIT FIRM ROTATION (taking into account
CHANGE OF CORPORATE NAME                     REDUCTION OF QUORUM REQUIREMENTS FOR         the tenure of the audit firm, the length
                                             SHAREHOLDER MEETINGS BELOW A MAJORITY        of rotation specified in the proposal, any
                                             (absent compelling reasons to support the    significant audit-related issues at the
                                             proposal)                                    company, and whether the company has a
                                                                                          periodic renewal process where the auditor
                                                                                           is evaluated for both audit quality and
                                                                                          competitive price.)

MANAGEMENT PROPOSALS TO CHANGE DATE,         SHAREHOLDER PROPOSALS TO CHANGE DATE,        Shareholder proposals asking companies to
TIME OR LOCATION OF ANNUAL MEETING           TIME OR LOCATION OF ANNUAL MEETING           prohibit or limit their auditors from
(unless the proposed change is unreasonable) (unless the current scheduling or            engaging in non-audit services.
                                             location is unreasonable)

RATIFICATION OF AUDITORS (unless an auditor  TRANSACTION OF OTHER BUSINESS has a financial interest in or association
with the company and is therefore not
independent; fees for non-audit services
are excessive; or there is reason to
believe that the independent auditor has
rendered an opinion which is neither
accurate nor indicative of the
company's financial position)
                                             Shareholder proposals asking companies to
                                             prohibit or limit their auditors from
                                             engaging in non-audit services

                               BOARD OF DIRECTORS

------------------------------------------------------------------------------------------------------------------------------------

         VOTE FOR:                        WITHHOLD                   VOTE AGAINST:                 VOTE CASE-BY-CASE:
------------------------------------------------------------------------------------------------------------------------------------
RESTORING SHAREHOLDER        VOTING ON DIRECTOR NOMINEES IN      PROPOSALS TO ENABLE               PROPOSALS TO ESTABLISH OR
ABILITY TO REMOVE            UNCONTESTED                         MANAGEMENT TO ALTER THE SIZE      AMEND DIRECTOR QUALIFICATIONS
DIRECTORS WITH OR WITHOUT    Elections (instances include        OF THE BOARD OUTSIDE OF A         (based on how reasonable the
CAUSE                        directors who attend less than 75   SPECIFIED RANGE WITHOUT           criteria are and to what
                             percent of the board and            SHAREHOLDER APPROVAL              degree they may preclude
                             committee meetings without a                                          dissident nominees from
                             valid excuse, implement or                                            joining the board)
                             renew a dead-hand or modified
                             dead-hand poison pill, ignore a
                             shareholder proposal that is
                             approved by a majority of the
                             shares outstanding, ignore a
                             shareholder proposal that is
                             approved by a majority of the
                             votes cast for two consecutive
                             years, failed to act on takeover
                             offers where the majority of the
                             shareholders tendered their
                             shares, are inside directors or
                             affiliated outsiders and sit on
                             the audit, compensation, or
                             nominating committees, are
                             inside directors or affiliated
                             outsiders and the full board
                             serves as the audit,
                             compensation, or nominating
                             committee or the company does
                             not have one of these
                             committees, are audit committee
                             members and the non-audit fees
                             paid to the auditor are
                             excessive, are inside directors
                             or affiliated outside directors
                             and the full board is less than
                             majority independent, sit on
                             more than six boards or are
                             members of a compensation
                             committee that has allowed a pay
                             for-performance disconnect as
                             described in Section 8
                             (Executive and Director
                             Compensation)

PROPOSALS PERMITTING         VOTING ON DIRECTOR NOMINEES IN      SHAREHOLDER PROPOSALS             SHAREHOLDER PROPOSALS
SHAREHOLDERS TO ELECT        UNCONTESTED ELECTIONS (directors    REQUIRING TWO                     REQUIRING POSITIONS OF
DIRECTORS TO FILL BOARD      who enacted egregious corporate     CANDIDATES PER BOARD              CHAIRMAN AND CEO TO BE
VACANCIES                    governance policies or failed to    SEAT                              HELD SEPARATELY (because
                             replace management as appropriate)                                    some companies have
                                                                                                   governance structures in place
                                                                                                   that counterbalance a
                                                                                                   combined position, the
                                                                                                   following factors should be
                                                                                                   taken into account in
                                                                                                   determining whether the
                                                                                                   proposal warrants support:
                                                                                                   designated lead director
                                                                                                   appointed from the ranks of
                                                                                                   the independent board
                                                                                                   members with clearly
                                                                                                   delineated duties; majority of
                                                                                                   independent directors on
                                                                                                   board; all-independent key
                                                                                                   committees; committee
                                                                                                   chairpersons nominated by the
                                                                                                   independent directors; CEO
                                                                                                   performance reviewed
                                                                                                   annually by a committee of
                                                                                                   outside directors; established
                                                                                                   governance guidelines; and
                                                                                                   company performance)

SHAREHOLDER PROPOSALS                                            CLASSIFICATION OR                 PERMISSION OR RESTORATION OF
REQUIRING A MAJORITY OR                                          DECLASSIFICATION OF THE           CUMULATIVE VOTING (relative
MORE OF DIRECTORS TO BE                                          BOARD (Shareholder or             to the company's other
INDEPENDENT (unless the                                          management proposals to           governance provisions)
board composition already                                        limit the tenure of outside
meets the proposed                                               directors either through
threshold                                                        term limits or mandatory
by ISS's definition of                                           retirement ages)
independence)

                               BOARD OF DIRECTORS

         VOTE FOR:                             WITHHOLD                       VOTE AGAINST:           VOTE CASE-BY-CASE:
---------------------------------------------------------------------------------------------------------------------------------
PROPOSALS SEEKING TO FIX THE                                              PROPOSALS PROVIDING       VOTING ON DIRECTOR
BOARD SIZE OR DESIGNATE A                                                 THAT DIRECTORS BE         NOMINEES IN UNCONTESTED
RANGE FOR THE BOARD SIZE                                                  REMOVED ONLY FOR          ELECTIONS (examining the
                                                                          CAUSE                     following factors:
                                                                                                    composition of the board &
                                                                                                    key board committees,
                                                                                                    attendance at board
                                                                                                    meetings, corporate governance
                                                                                                    provisions and takeover
                                                                                                    activity, long-term company
                                                                                                    performance relative to a
                                                                                                    market index, directors'
                                                                                                    investment in the company,
                                                                                                    whether the chairman is also
                                                                                                    serving as CEO, and whether
                                                                                                    a retired CEO sits on the
                                                                                                    board)

CLASSIFICATION/DECLASSIFICATION                                           PROPOSALS PROVIDING       PROPOSALS ON DIRECTOR AND
OF THE BOARD PROPOSALS                                                    THAT ONLY CONTINUING      OFFICER INDEMNIFICATION AND
to repeal classified boards                                               DIRECTORS MAY ELECT       LIABILITY PROTECTION (using
and to elect all directors                                                REPLACEMENTS TO FILL      Delaware law as a standard)
annually                                                                  BOARD VACANCIES

                               BOARD OF DIRECTORS


--------------------------------------------------------------------------------------------------------------------------
       VOTE FOR:                      WITHHOLD                  VOTE AGAINST:                  VOTE CASE-BY-CASE:
--------------------------------------------------------------------------------------------------------------------------
PROPOSALS PROVIDING SUCH                                     STOCK OWNERSHIP               SHAREHOLDER PROPOSALS
EXPANDED COVERAGE IN CASES                                   REQUIREMENTS                  ASKING FOR OPEN ACCESS
WHEN A DIRECTOR'S OR                                         SHAREHOLDER PROPOSALS         (taking into account the
OFFICER'S LEGAL DEFENSE WAS                                  MANDATING A MINIMUM           ownership threshold specified
UNSUCCESSFUL (if both of the                                 AMOUNT OF STOCK THAT          in the proposal and the
following apply: the director                                DIRECTORS MUST OWN IN         proponent's rationale for
was found to have acted in                                   ORDER TO QUALIFY AS           targeting the company in
good faith and in a manner                                   DIRECTORS OR TO REMAIN        terms of bard and director
that he reasonably believed                                  ON THE BOARD                  conduct)
was in the best interest of the
company and only if the
director's legal expenses
would be covered)

SHAREHOLDER PROPOSALS                                        SHAREHOLDER PROPOSALS         SHAREHOLDER PROPOSAL
ASKING THAT BOARD AUDIT,                                     TO LIMIT THE TENURE OF        ASKING FOR ADOPTION OF
COMPENSATION, AND/OR                                         OUTSIDE DIRECTORS             HOLDING OR RETENTION PERIOD
NOMINATING COMMITTEES BE                                                                   FOR EXECUTIVES (taking into
COMPOSED EXCLUSIVELY OF                                                                    account any stock ownership
INDEPENDENT DIRECTORS (if                                                                  requirements or holding
they currently do not meet                                                                 period/retention ratio already
that standard)                                                                             in place and the actual
                                                                                           ownership level of executives)

                                                             PROPOSALS TO ELIMINATE
                                                             CUMULATIVE VOTING

                                                             PROPOSALS TO ELIMINATE
                                                             ENTIRELY DIRECTORS' AND
                                                             OFFICERS' LIABILITY FOR
                                                             MONETARY DAMAGES FOR
                                                             VIOLATING THE DUTY OF
                                                             CARE

                                                             INDEMNIFICATION
                                                             PROPOSALS THAT WOULD
                                                             EXPAND COVERAGE
                                                             BEYOND JUST LEGAL
                                                             EXPENSES TO ACTIONS,
                                                             SUCH AS NEGLIGENCE, THAT
                                                             ARE MORE SERIOUS
                                                             VIOLATIONS OF FIDUCIARY
                                                             OBLIGATION THAN MERE
                                                             CARELESSNESS

                                 PROXY CONTESTS

------------------------------------------------------------------------------------------------------------------------------
            VOTE FOR:                              VOTE AGAINST:                        VOTE CASE-BY-CASE:
------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER PROPOSALS TO ADOPT                                          DIRECTOR NOMINEES IN CONTESTED ELECTIONS
CONFIDENTIAL VOTING, INDEPENDENT VOTE                                   (considering the following factors: long-term
TABULATORS AND INDEPENDENT INSPECTORS                                   financial performance of the target company
OF ELECTION (as long as the proposal                                    relative to its industry; management's track record;
includes a provision for proxy contests as                              background to the proxy contest; qualifications of
follows: in the case of a contested election,                           director nominees (both slates); evaluation of what
management should be permitted to request                               each side is offering shareholders as well as the
that the dissident group honor its                                      likelihood that the proposed objectives and goals
confidential voting policy. If the dissidents                           can be met; and stock ownership positions)
agree, the policy remains in place; if the
dissidents will not agree, the confidential
voting policy is waived)

MANAGEMENT PROPOSALS TO ADOPT                                           REIMBURSEMENT OF PROXY SOLICITATION EXPENSES
CONFIDENTIAL VOTING


                ANTI-TAKEOVER DEFENSES AND VOTING-RELATED ISSUES

------------------------------------------------------------------------------------------------------------------------------------
                      VOTE FOR:                                 VOTE AGAINST:                       VOTE CASE-BY-CASE:
------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER PROPOSALS REQUIRING               BYLAW AMENDMENTS WITHOUT  SHAREHOLDER   SHAREHOLDER PROPOSALS TO REDEEM POISON PILLS
SHAREHOLDER RATIFICATION OF POISON PILLS      CONSENT

PROPOSALS TO ALLOW OR SIMPLIFY                PROPOSALS TO RESTRICT OR PROHIBIT       MANAGEMENT PROPOSALS TO RATIFY POISON PILLS
SHAREHOLDER ACTION BY WRITTEN                 SHAREHOLDER ACTIONS BY WRITTEN
CONSENT                                       CONSENT

PROPOSALS REMOVING RESTRICTIONS ON THE        PROPOSALS TO RESTRICT OR PROHIBIT       ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER
RIGHT OF SHAREHOLDERS TO ACT                  SHAREHOLDER ABILITY TO CALL SPECIAL     PROPOSALS/NOMINATIONS (giving support to those
INDEPENDENTLY OF MANAGEMENT                   MEETINGS                                proposals that allow shareholders to submit
                                                                                      proposals as close to the meeting date as
                                                                                      reasonably possible and within the broadest
                                                                                      window possible)

Proposals to lower supermajority vote         Proposals to require a supermajority
requirements                                  shareholder vote

Proposals giving the board the ability to amend the bylaws in addition to shareholders

Proposals asking that any future pill be put to a shareholder vote

AMENDMENT OF BYLAWS WITHOUT
SHAREHOLDER CONSENT (proposals giving
the board the ability to amend the bylaws in addition to shareholders)

                      MERGERS AND CORPORATE RESTRUCTURINGS

------------------------------------------------------------------------------------------------------------------------------------
          VOTE FOR:                          VOTE AGAINST:                                 VOTE CASE-BY-CASE:
------------------------------------------------------------------------------------------------------------------------------------
PROPOSALS TO PROVIDE SHAREHOLDERS     FORMING A HOLDING COMPANY IF THE       PURCHASES OF ASSETS (considering the following
WITH APPRAISAL RIGHTS.                TRANSACTION INVOLVES AN ADVERSE        factors: purchase price; fairness opinion; financial
                                      CHANGE IN SHAREHOLDER RIGHTS (absent   and strategic benefits; how the deal was negotiated;
                                      compelling financial reasons to        conflicts of interest; other alternatives for the
                                      recommend the transaction)             business; and non-completion risk)

PROPOSALS TO RESTRUCTURE DEBT IF                                             SALES OF ASSETS (considering the following factors:
DISAPPROVAL IS LIKELY TO RESULT                                              impact on the balance sheet/working capital;
IN A BANKRUPTCY FILING                                                       potential elimination of diseconomies; anticipated
                                                                             financial and operating benefits; anticipated use of
                                                                             funds; value received for the asset; fairness opinion;
                                                                             how the deal was negotiated; and conflicts of
                                                                             interest)

CONVERSION OF SECURITIES IF                                                  BUNDLED OR CONDITIONED PROPOSALS (in the case of
DISAPPROVAL WOULD RESULT IN EITHER                                           items that are conditioned upon each other, examine
ONEROUS PENALTIES OR A BANKRUPTCY                                            the benefits and costs of the packaged items. In
FILING                                                                       instances when the joint effect of the conditioned
                                                                             items is not in shareholders' best interests, vote
                                                                             against the proposals. If the combined effect is
                                                                             positive, support such proposals)

PROPOSALS TO LIQUIDATE IF DISAPPROVAL                                        CONVERSION OF SECURITIES (when evaluating these
WOULD RESULT IN A BANKRUPTCY FILING                                          proposals, the investor should review the dilution to
                                                                             existing shareholders, the conversion price relative
                                                                             to market value, financial issues, control issues,
                                                                             termination penalties and conflicts of interest)

PRIVATE PLACEMENTS IF DISAPPROVAL IS                                         ISSUANCES OF NEW COMMON OR PREFERRED SHARES
LIKELY TO RESULT IN A BANKRUPTCY                                             IN CONNECTION WITH CORPORATE REORGANIZATIONS,
FILING                                                                       DEBT RESTRUCTURING, PREPACKAGED BANKRUPTCY
                                                                             PLANS, REVERSE LEVERAGED BUYOUTS OR WRAP
                                                                             PLANS (considering the following factors: dilution to
                                                                             existing shareholders' position; terms of the offer;
                                                                             financial issues; management's efforts to pursue
                                                                             other alternatives; control issues; and conflicts of
                                                                             interest)

                                                                             FORMATION OF HOLDING COMPANIES (considering
                                                                             the following factors: the reasons for the change;
                                                                             any financial or tax benefits; regulatory benefits;
                                                                             increases in capital structure; changes to the articles
                                                                             of incorporation or bylaws of the company)

                                                                             GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY
                                                                             SQUEEZE OUTS) (considering the following factors:
                                                                             offer price/premium, fairness opinion, how the deal was
                                                                             negotiated, conflicts of interest, other
                                                                             alternatives/offers considered and non-completion
                                                                             risk)

                                                                             JOINT VENTURES (considering the following
                                                                             factors: percentage of assets/business contributed,
                                                                             percentage ownership, financial and strategic
                                                                             benefits, governance structure, conflicts of interest,
                                                                             other alternatives and non-completion risk)

                                                                             LIQUIDATIONS (considering the following factors:
                                                                             management's efforts to pursue other alternatives,
                                                                             appraisal value of assets and the compensation plan
                                                                             for executives managing the liquidation)

                      MERGERS AND CORPORATE RESTRUCTURINGS

-----------------------------------------------------------------------------------------------------------------------------------
                VOTE FOR:                             VOTE AGAINST:                           VOTE CASE-BY-CASE:
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 MERGERS AND ACQUISITIONS (determining whether
                                                                                 the transaction enhances shareholder value by
                                                                                 giving consideration to the following: prospects
                                                                                 of the combined company; anticipated financial
                                                                                 and operating benefits; offer price; fairness
                                                                                 opinion; how the deal was negotiated; changes in
                                                                                 corporate governance; change in the capital
                                                                                 structure and conflicts of interest)


                                                                                 PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE
                                                                                 DEBENTURES (when evaluating these proposals, the
                                                                                 investor should review: dilution to existing
                                                                                 shareholders' position, terms of the offer,
                                                                                 financial issues, management's efforts to pursue
                                                                                 other alternatives, control issues and conflicts
                                                                                 of interest)


                                                                                 SPIN-OFFS (depending on: tax and regulatory
                                                                                 advantages; planned use of the sale proceeds;
                                                                                 valuation of spin-off, fairness opinion;
                                                                                 benefits to the parent company; conflicts of
                                                                                 interest; managerial incentives; corporate
                                                                                 governance changes and changes in the capital
                                                                                 structure). `

                                                                                 SHAREHOLDER PROPOSALS SEEKING TO MAXIMIZE
                                                                                 SHAREHOLDER VALUE BY HIRING A FINANCIAL ADVISOR
                                                                                 TO EXPLORE STRATEGIC ALTERNATIVES, SELLING THE
                                                                                 COMPANY OR LIQUIDATING THE COMPANY AND
                                                                                 DISTRIBUTING THE PROCEEDS TO SHAREHOLDERS
                                                                                 (considering the following factors: prolonged
                                                                                 poor performance with no turnaround in sight,
                                                                                 signs of entrenched board and management,
                                                                                 strategic plan in place for improving value,
                                                                                 likelihood of receiving reasonable value in a
                                                                                 sale or dissolution and whether company is
                                                                                 actively exploring its strategic options,
                                                                                 including retaining a financial advisor)

                                                                                 VALUE MAXIMIZATION PROPOSALS (on shareholder
                                                                                 proposals seeking to maximize shareholder value
                                                                                 by hiring a financial advisor to explore
                                                                                 strategic alternatives, selling the company or
                                                                                 liquidating the company and distributing the
                                                                                 proceeds to shareholders. These proposals should
                                                                                 be evaluated based on the following factors:
                                                                                 prolonged poor performance with no turnaround in
                                                                                 sight, signs of entrenched board and management,
                                                                                 strategic plan in place for improving value,
                                                                                 likelihood of receiving reasonable value in a
                                                                                 sale or dissolution, and whether company is
                                                                                 actively exploring its strategic options,
                                                                                 including retaining a financial advisor.)

                             STATE OF INCORPORATION

------------------------------------------------------------------------------------------------------------------------
           VOTE FOR:                                VOTE AGAINST:                         VOTE CASE-BY-CASE:
------------------------------------------------------------------------------------------------------------------------
OPTING OUT OF CONTROL SHARE              PROPOSALS TO AMEND CHARTERS TO           ADOPTION OF FAIR PRICE PROVISIONS
ACQUISITION STATUTES (unless             INCLUDE CONTROL SHARE ACQUISITION        (evaluating factors such as the vote
doing so would enable the                PROVISIONS                               required to approve the proposed
completion of a takeover that                                                     acquisition, the vote required to
would be detrimental to                                                           repeal the fair price provision and
shareholders)                                                                     the mechanism for determining the fair
                                                                                  price)

PROPOSALS TO RESTORE VOTING              FAIR PRICE PROVISIONS WITH               ANTI-GREENMAIL PROPOSALS (when they are
RIGHTS TO CONTROL SHARES                 SHAREHOLDER VOTE REQUIREMENTS            bundled with other charter or by-law
                                         GREATER THAN A MAJORITY OF               amendments)
                                         DISINTERESTED SHARES.

OPTING OUT OF CONTROL SHARE              PROPOSALS REQUESTING BOARD               REINCORPORATION (considering both
CASHOUT STATUTES                         CONSIDERATION OF NON-SHAREHOLDER         financial and corporate governance
                                         CONSTITUENCIES OR OTHER                  concerns, including the reasons for
                                         NON-FINANCIAL EFFECTS WHEN               reincorporating, a comparison of the
                                         EVALUATING A MERGER OR BUSINESS          governance provisions and a comparison
                                         COMBINATION                              of the jurisdictional laws)

REINCORPORATION (when the
economic factors outweigh any                                                     OPTING IN OR OUT OF STATE
neutral or negative governance                                                    ANTI-TAKEOVER STATUTES (including
changes)                                                                          control share acquisition statutes,
                                                                                  control share cash-out statutes,
                                                                                  freeze-out provisions, fair price
                                                                                  provisions, stakeholder laws, poison
                                                                                  pill endorsements, severance pay and
                                                                                  labor contract provisions,
                                                                                  anti-greenmail provisions, and
                                                                                  disgorgement provisions)

OPTING OUT OF DISGORGEMENT
STATUTES

OPTING OUT OF FREEZE-OUT
STATUTES

ADOPTION OF ANTI-GREENMAIL
CHARTER OR BY-LAW AMENDMENTS
(or other restrictions on a
company's ability to make
greenmail payments)


                                              CAPITAL STRUCTURE

----------------------------------------------------------------------------------------------------------------
           VOTE FOR:                                VOTE AGAINST:                      VOTE CASE-BY-CASE:
----------------------------------------------------------------------------------------------------------------
MANAGEMENT PROPOSALS TO REDUCE THE       PROPOSALS AT COMPANIES WITH DUAL-CLASS  PROPOSALS TO INCREASE THE
PAR VALUE OF COMMON STOCK                CAPITAL STRUCTURES TO INCREASE THE      NUMBER OF SHARES OF
                                         NUMBER OF AUTHORIZED SHARES OF STOCK    COMMON STOCK AUTHORIZED FOR
                                         CLASSES WITH SUPERIOR VOTING RIGHTS     ISSUANCE

PROPOSALS TO APPROVE INCREASES IN        PROPOSALS TO CREATE A NEW CLASS OF      SHAREHOLDER PROPOSAL SEEKING
AUTHORIZED SHARES BEYOND THE             COMMON STOCK WITH SUPERIOR VOTING       PREEMPTIVE RIGHTS (considering
ALLOWABLE INCREASES WHEN SHARES ARE IN   RIGHTS.                                 the size of a company, the
DANGER OF BEING DELISTED OR A                                                    characteristics of its
COMPANY'S ABILITY TO OPERATE AS A                                                shareholder base and the
GOING CONCERN IS UNCERTAIN                                                       liquidity of the stock)


PROPOSALS TO CREATE NEW CLASSES OF NON-  PROPOSALS THAT INCREASE AUTHORIZED      PROPOSALS TO INCREASE THE
VOTING OR SUB-VOTING COMMON Stock (if    COMMON STOCK FOR THE EXPLICIT PURPOSE   NUMBER OF BLANK
it is intended for financing purposes    OF IMPLEMENTING SHAREHOLDER RIGHTS      CHECK PREFERRED SHARES (after
with minimal or no dilution              PLANS (POISON PILLS)                    analyzing the number
to current shareholders and it is                                                of preferred shares
not designed to preserve the voting                                              available)
power of an insider or
significant shareholder)

                                CAPITAL STRUCTURE

--------------------------------------------------------------------------------------------------
        VOTE FOR:                    VOTE AGAINST:                  VOTE CASE-BY-CASE:
--------------------------------------------------------------------------------------------------
PROPOSALS TO CREATE              PROPOSALS AUTHORIZING      RECAPITALIZATIONS/RECLASSIFICATIONS
"DECLAWED" BLANK CHECK           THE CREATION OF            OF SECURITIES
PREFERRED STOCK (stock           NEW CLASSES OF             (considering the following
that cannot                      PREFERRED STOCK WITH       factors: more simplified
be used as a takeover            UNSPECIFIED VOTING,        capital structure, enhanced
defense)                         CONVERSION,                liquidity, fairness of
                                 DIVIDEND DISTRIBUTION      conversion terms, impact on
                                 AND OTHER RIGHTS           voting power and
                                 ("blank check"             dividends, reasons for the
                                 preferred stock)           reclassification and
                                                            conflicts of interest)

PROPOSALS TO AUTHORIZE           PROPOSALS TO INCREASE      PROPOSALS TO IMPLEMENT
THE ISSUANCE OF                  THE NUMBER OF              REVERSE STOCK SPLITS
PREFERRED STOCK (in              BLANK CHECK PREFERRED      THAT DO NOT PROPORTIONATELY
cases where the                  STOCK AUTHORIZED FOR       REDUCE THE NUMBER
company specifies the            ISSUANCE (when no shares   OF AUTHORIZED SHARES
voting, dividend,                have been issued or
conversion and other             reserved for specific
rights of such stock and         purposes)
the terms of the
preferred stock appear
reasonable)

MANAGEMENT PROPOSALS TO                                     TRACKING STOCK (weighing the
IMPLEMENT REVERSE STOCK                                     strategic value of
SPLITS WHEN THE NUMBER OF                                   the transaction against such
AUTHORIZED SHARES Will BE                                   factors as: adverse
PROPORTIONATELY REDUCED                                     governance changes, excessive
                                                            increases in
                                                            authorized capital stock,
                                                            unfair method of
                                                            distribution, diminution of
                                                            voting rights, adverse
                                                            conversion features, negative
                                                            impact on stock
                                                            option plans and other
                                                            alternatives such as spin-off)

MANAGEMENT PROPOSALS TO
IMPLEMENT REVERSE STOCK
SPLITS TO AVOID DELISTING

MANAGEMENT PROPOSALS TO
INSTITUTE OPEN-MARKET SHARE
REPURCHASE PLANS IN WHICH
All SHAREHOLDERS PARTICIPATE
ON EQUAL TERMS

MANAGEMENT PROPOSALS TO
INCREASE THE COMMON SHARE
AUTHORIZATION FOR A STOCK
SPLIT OR SHARE DIVIDEND
(provided that the
increase in authorized
shares would not result
in an excessive number of
shares available for
issuance)


                         SOCIAL AND ENVIRONMENTAL RESPONSIBILITY ISSUES

--------------------------------------------------------------------------------------------------
        VOTE FOR:                    VOTE AGAINST:                  VOTE CASE-BY-CASE:
--------------------------------------------------------------------------------------------------
REQUESTS FOR REPORTS             PROPOSALS SEEKING          ADVERTISING TO YOUTH
DISCLOSING THE                   STRONGER PRODUCT           (considering the company
COMPANY'S ENVIRONMENTAL          WARNINGS (such             following factors: whether the
POLICIES (unless it              decisions are better       complies with federal, state,
already has                      left to public             and local laws on
well-documented                  health authorities)        the marketing of tobacco or if
environmental                                               it has been fined
management systems that                                     for violations; whether the
are available to the                                        company has gone as
public)                                                     far as peers in restricting
                                                            advertising; whether
                                                            the company entered into the
                                                            Master Settlement
                                                            Agreement which restricts
                                                            marketing of tobacco
                                                            to youth and whether
                                                            restrictions on marketing
                                                            to youth extend to foreign
                                                            countries)

ANIMAL RIGHTS (proposals         PROPOSALS                  CEASING THE PRODUCTION OF
seeking a report on the          PROHIBITING                TOBACCO-RELATED
company's animal welfare         INVESTMENT IN              PRODUCTS OR SELLING PRODUCTS
standards unless: the            TOBACCO STOCKS             TO TOBACCO COMPANIES
company has already              (such decisions are        (considering the percentage
published a set of animal        better left to             of the company's business
welfare standards and            portfolio managers)        affected and the economic
monitors compliance the                                     loss of eliminating the
company's standards are                                     business versus any
comparable to or better                                     potential tobacco-related
than those of peer firms,                                   liabilities)
and there are no serious
controversies surrounding
the company's
treatment of animals)

                 SOCIAL AND ENVIRONMENTAL RESPONSIBILITY ISSUES

------------------------------------------------------------------------------------------------------
        VOTE FOR:                          VOTE AGAINST:                    VOTE CASE-BY-CASE:
------------------------------------------------------------------------------------------------------
SEXUAL ORIENTATION (proposals      PROPOSALS ASKING COMPANIES TO      SPINNING-OFF TOBACCO-RELATED
seeking to amend a company's       AFFIRM POLITICAL                   BUSINESSES (considering the
EEO statement in order to          NON-PARTISANSHIP IN THE            percentage of the company's
prohibit discrimination based on   WORKPLACE (so long as the          business affected, the
sexual orientation, unless         company is in compliance with      feasibility of a spin-off and
the change would result in         laws governing corporate           potential future liabilities
excessive costs for the            political activities and the       related to the company's
company)                           company has procedures in          tobacco business)
                                   place to ensure that employee
                                   contributions to
                                   company-sponsored political
                                   action committees (PACs) are
                                   strictly voluntary and not
                                   coercive)

GLASS CEILING (reports                                                SECOND-HAND SMOKE
outlining the company's                                               (whether the company
progress towards the Glass                                            complies with all local
Ceiling Commission's business                                         ordinances and
recommendations, unless: the                                          regulations, the degree
composition of senior                                                 that voluntary
management and the board is                                           restrictions beyond those
fairly inclusive, the company                                         mandated by law
has well- documented programs                                         might hurt the company's
addressing diversity                                                  competitiveness and
initiatives and leadership                                            the risk of any
development, the company                                              health-related
already issues public reports                                         liabilities)
on its company-wide
affirmative initiatives, and
provides data on its workforce
diversity, and the company has
had no recent, significant EEO
related violations or
litigation)

EQUAL EMPLOYMENT OPPORTUNITY                                          PROPOSALS TO ADOPT THE CERES
(EEO) (reports outlining the                                          PRINCIPLES (considering the
company's affirmative action                                          following factors; the
initiatives unless all of the                                         company's current
following apply: the company                                          environmental disclosure
has well-documented equal                                             beyond legal Requirements,
opportunity programs, the                                             including environmental health
company already publicly                                              and safety (EHS) audits and
reports on its company-wide                                           reports that may duplicate
affirmative initiatives and                                           CERES; the company's
provides data on its workforce                                        environmental performance
diversity, and the company has                                        record, including violations
no recent EEO- related                                                of federal and state
violations or litigation)                                             regulations, level of toxic
                                                                      emissions and accidental
                                                                      spills;
                                                                      environmentally-conscious
                                                                      practices of peer companies,
                                                                      including endorsement of
                                                                      CERES, and the costs of
                                                                      membership and implementation)

BOARD DIVERSITY (reports on                                           PROPOSALS TO LINK EXECUTIVE
the company's efforts to                                              COMPENSATION TO SOCIAL
diversify the board, unless:                                          PERFORMANCE (such as corporate
the board composition is                                              downsizing, customer or employee
reasonably inclusive in                                               satisfaction, community
relation to of similar size                                           involvement, human rights,
and business or the board                                             environmental performance,
already reports on its                                                predatory lending and
nominating procedures and                                             executive/employee pay
diversity initiatives)                                                disparities. Such resolutions
                                                                      should be evaluated in the
                                                                      context of: the relevance of
                                                                      the issue to be linked to pay;
                                                                      the degree that social
                                                                      performance is already
                                                                      included in the company's pay
                                                                      structure and disclosed; the
                                                                      degree that social performance
                                                                      is used by peer companies in
                                                                      setting pay; violations or
                                                                      complaints filed against the
                                                                      company relating to the
                                                                      particular social performance
                                                                      measure; artificial limits
                                                                      sought by the proposal, such
                                                                      as freezing or capping
                                                                      executive pay; independence of
                                                                      the compensation committee and
                                                                      current company pay levels)

                                                                      TOBACCO-RELATED PROPOSALS
                                                                      (considering the following
                                                                      factors: second-hand smoke:
                                                                      whether the company complies
                                                                      with all local ordinances and
                                                                      regulations; the degree that
                                                                      voluntary restrictions beyond
                                                                      those mandated by law might
                                                                      hurt the company's
                                                                      competitiveness and the risk
                                                                      of any health-related
                                                                      liabilities)

                 SOCIAL AND ENVIRONMENTAL RESPONSIBILITY ISSUES

------------------------------------------------------------------------------------------------------------------------------------
                VOTE FOR:                              VOTE AGAINST:                             VOTE CASE-BY-CASE:
------------------------------------------------------------------------------------------------------------------------------------
SPACED-BASED WEAPONIZATION (reports on A                                             ANIMAL RIGHTS (on proposals to phase out the
company's involvement in spaced-based                                                use of animals in product testing, taking into
weaponization unless: the information is                                             account: The nature of the product and the
already publicly available or the                                                    degree that animal testing is necessary or
disclosures sought could compromise                                                  federally mandated (such as medical products),
proprietary information)                                                             the availability and feasibility of
                                                                                     alternatives to animal testing to ensure
                                                                                     product safety, and the degree that competitors
                                                                                      are using animal-free testing.

ENVIRONMENTAL REPORTS (requests for        GENETICALLY MODIFIED FOODS                DRUG PRICING (on proposals asking the company
reports disclosing the company's           (proposals asking companies to            to implement price restraints on pharmaceutical
environmental policies unless it already   voluntarily label genetically engineered  products, taking into account: whether the
has well-documented environmental          (GE) ingredients in their products or     proposal focuses on a specific drug and region
management systems that are available to   alternatively to provide interim          whether the economic benefits of providing
the public)                                labeling and eventually eliminate         subsidized drugs (e.g., public goodwill)
                                           GE ingredients due to the costs           outweigh the costs in terms of reduced profits,
                                           and feasibility of labeling and/or        lower R&D spending, and harm to
                                           phasing out the use of GE ingredients.    competitiveness, the extent that reduced prices
                                                                                     can be offset through the company's marketing
                                                                                     budget without affecting R&D spending,
                                                                                     whether the company already limits price
                                                                                     increases of its products, whether the company
                                                                                     already contributes life-saving pharmaceuticals
                                                                                     to the needy and Third World countries, the
                                                                                     extent that peer companies implement price
                                                                                     restraints

GLOBAL WARMING (reports on the level of    GENETICALLY MODIFIED FOODS                GENETICALLY MODIFIED FOODS (on proposals
greenhouse gas emissions from the          (proposals seeking a report on the        asking for a report on the feasibility of
company's operations and products, unless  health and environmental effects of       labeling products containing GE ingredients
the report is duplicative of the           genetically modified organisms            taking into account: the relevance of the
company's current environmental            (GMOs). Health studies of this sort are   proposal in terms of the company's business and
disclosure and reporting or is not         better undertaken by regulators and the   the proportion of it affected by the
integral to the company's line of          scientific community.                     resolution, the quality of the company's
business. However, additional reporting                                              disclosure on GE product labeling and related
may be warranted if: the company's level                                             voluntary initiatives and how this disclosure
of disclosure lags that of its                                                       compares with peer company disclosure,
competitors, or the company has a poor                                               company's current disclosure on the
environmental track record, such as                                                  feasibility of GE product labeling, including
violations of federal and state                                                      information on the related costs, any voluntary
regulations)                                                                         labeling initiatives undertaken or considered
                                                                                     by the company.

SUSTAINABILITY REPORT (proposals           GENETICALLY MODIFIED FOODS                GENETICALLY MODIFIED FOODS (on proposals
requesting the company to report on its    (proposals to completely phase out GE     asking for the preparation of a report on the
policies and practices related to social,  ingredients from the company's            financial, legal, and environmental impact of
environmental, and economic                products or proposals asking for reports  continued use of GE ingredients/seeds. The
sustainability, unless the company is      outlining the steps necessary to          relevance of the proposal in terms of the
already reporting on its sustainability    eliminate GE ingredients from the         company's business and the proportion of it
initiatives through                        company's products. Such resolutions      affected by the resolution. The quality of the
existing reports such as: a combination    presuppose that there are proven health   company's disclosure on risks related to GE
of an EHS or other environmental report,   risks to GE ingredients (an issue better  product use and how this disclosure compares
code of conduct, and/or supplier/vendor    left to federal regulators) that          with peer company disclosure. The percentage
standards, and equal opportunity and       outweigh the economic benefits            of revenue derived from international
diversity data and programs, all of which  derived from biotechnology.)              operations, particularly in Europe, where GE
are publicly available, or a report based                                            products are more regulated and consumer
on Global Reporting Initiative (GRI) or                                              backlash is more pronounced.
similar guidelines)

                 SOCIAL AND ENVIRONMENTAL RESPONSIBILITY ISSUES

-------------------------------------------------------------------------------------------------------------------
            VOTE FOR:                        VOTE AGAINST:                         VOTE CASE-BY-CASE:
-------------------------------------------------------------------------------------------------------------------
SUSTAINABILITY REPORT              HANDGUNS (requests for reports on   HIV/AIDS (on requests for reports
(shareholder proposals asking      a company's policies aimed at       outlining the impact of the health
companies to provide a             curtailing gun violence in the      pandemic HIV/AIDS, malaria and
sustainability report applying     United States unless the report     tuberculosis) on the company's SubSaharan
the GRI guidelines unless: the     is confined to product safety       operations and how the company is
company already has a              information. Criminal misuse of     responding to it, taking into account: the
comprehensive sustainability       firearms is beyond company          nature and size of the company's
report or equivalent addressing    control and instead falls within    operations in SubSaharan Africa and the
the essential elements of the      the purview of law enforcement      number of local employees, the company's
GRI guidelines or the company      agencies.)                          existing healthcare policies, including
has publicly committed to using                                        benefits and healthcare access for local
the GRI format by a specific                                           workers, company donations to healthcare
date)                                                                  providers operating in the region).

RENEWABLE ENERGY (requests for     SEXUAL ORIENTATION (proposals       HIV/AIDS (on proposals asking companies to
reports on the feasibility of      to extend company benefits to       establish, implement, and report on a
developing renewable energy        or eliminate benefits from          standard of response to the HIV/AIDS,
sources, unless the report is      domestic partners. Benefits         tuberculosis and malaria health pandemic
duplicative of the company's       decisions should be left to the     in Africa and other developing countries,
current environmental disclosure   discretion of the company)          taking into account: the company's actions
and reporting or is not integral                                       in developing countries to address
to the company's line of                                               HIV/AIDS, tuberculosis and malaria,
business)                                                              including donations of pharmaceuticals and
                                                                       work with public health organizations, the
                                                                       company's initiatives in this regard
                                                                       compared to those of peer companies).

INTERNATIONAL CODES OF             EQUAL EMPLOYMENT OPPORTUNITY        PREDATORY LENDING (on requests for reports
CONDUCT/VENDOR STANDARDS           (EEO) (proposals seeking            on the company's procedures for preventing
(reports outlining vendor          information on the diversity        predatory lending, including the
standards compliance unless any    efforts of suppliers and            establishment of a board committee for
of the following apply: the        service providers, which can        oversight, taking into account whether the
company does not operate in        pose a significant cost and         company has adequately disclosed
countries with significant human   administration burden on the        mechanisms in place to prevent abusive
rights violations, the company     company.                            lending practices, whether the company has
has no recent human rights                                             adequately disclosed the financial risks
controversies or violations, or                                        of its subprime business, whether the
the company already publicly                                           company has been subject to violations of
discloses information on its                                           lending laws or serious lending
vendor standards compliance)                                           controversies, peer companies' policies to
                                                                       prevent abusive lending practices.

                                   NUCLEAR WEAPONS (proposals asking   BOARD DIVERSITY (on proposals asking the
                                   a company to cease production of    company to increase the representation of
                                   nuclear weapons components and      women and minorities on the board, taking
                                   delivery systems, including         into account: the degree of board
                                   disengaging from current and        diversity, comparison with peer companies,
                                   proposed contracts. Components      established process for improving board
                                   and delivery systems serve          diversity, existence of independent
                                   multiple military and non-          nominating committee, use of outside
                                   military uses, and withdrawal       search firm and history of EEO violations)
                                   from these contracts could have a
                                   negative impact on the company's
                                   business)


                                   FOREIGN MILITARY SALES/OFFSETS      OPERATIONS IN NATIONS SPONSORING
                                   (reports on foreign military        TERRORISM (IRAN) (on requests for a board
                                   sales or offsets. Such              committee review and report outlining the
                                   disclosures may involve sensitive   company's financial and reputational risks
                                   and confidential information.       from its operations in Iran, taking into
                                   Moreover, companies must comply     account current disclosure on: the nature
                                   with government controls and        and purpose of the Iranian operations and
                                   reporting on foreign military       the amount of business involved (direct
                                   sales)                              and indirect revenues and expenses) that
                                                                       could be affected by political disruption
                                                                       and Compliance with U.S. sanctions and
                                                                       LAWS)

                                   CHINA PRINCIPLES (proposals to      LANDMINES  AND CLUSTER  BOMBS (on proposals
                                   implement the China Principles      asking  a  company   to   renounce   future
                                   unless: there are serious           involvement   in   antipersonnel   landmine
                                   controversies surrounding the       production,  taking into  account:  whether
                                   company's China operations, and     the  company  has in the past  manufactured
                                   the company does not have a code    landmine components,  whether the company's
                                   of conduct with standards similar   peers have renounced future production)
                                   to those promulgated by the
                                   International Labor Organization
                                   (ILO)

                 SOCIAL AND ENVIRONMENTAL RESPONSIBILITY ISSUES

--------------------------------------------------------------------------------------------------------------------------------
          VOTE FOR:                         VOTE AGAINST:                               VOTE CASE-BY-CASE:
--------------------------------------------------------------------------------------------------------------------------------
                                CHARITABLE/POLITICAL CONTRIBUTIONS           LANDMINES AND CLUSTER BOMBS (on proposals
                                (proposals asking the company to affirm      asking a company to renounce future
                                political nonpartisanship in the workplace   involvement in cluster bomb production, taking
                                so long as: the company is in compliance     into account: what weapons classifications the
                                with laws governing corporate political      proponent views as cluster bombs, whether the
                                activities, and the company has procedures   company currently or in the past has
                                in place to ensure that employee             manufactured cluster bombs or their
                                contributions to company-sponsored           components, the percentage of revenue derived
                                political action committees (PACs) are       from cluster bomb manufacturing and whether
                                strictly voluntary and not coercive)         the company's peers have renounced future
                                                                             production)

                                CHARITABLE/POLITICAL CONTRIBUTIONS           COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS (on
                                (proposals to report or publish in           requests for reports detailing the company's
                                newspapers the company's political           operations in a particular country and steps to
                                contributions. Federal and state laws        protect human rights, based on: the nature and
                                restrict the amount of corporate             amount of company business in that country, the
                                contributions and include reporting          company's workplace code of conduct,
                                requirements)                                proprietary and confidential information
                                                                             involved, company compliance with U.S.
                                                                             regulations on investing in the country and level
                                                                             of peer company involvement in the country)

                                CHARITABLE/POLITICAL CONTRIBUTIONS           ARCTIC NATIONAL WILDLIFE REFUGE (REPORTS
                                (proposals disallowing the company from      outlining potential environmental damage from
                                making political contributions. Businesses   drilling in the Arctic National Wildlife Refuge
                                are affected by legislation at the federal,  (ANWR), taking into account: whether there are
                                state, and local level and barring           publicly available environmental impact reports,
                                contributions can put the company at a       whether the company has a poor environmental
                                competitive disadvantage)                    track record, such as violations of federal and
                                                                             state regulations or accidental spills and the
                                                                             current status of legislation regarding drilling
                                                                             in ANWR)

                                CHARITABLE/POLITICAL CONTRIBUTIONS           ENVIRONMENTAL-ECONOMIC RISK REPORT
                                (proposals restricting the company from      (proposals requesting reports assessing
                                making charitable contributions. Charitable  economic risks of environmental pollution or
                                contributions are generally useful for       climate change, taking into account whether the
                                assisting worthwhile causes and for          company has clearly disclosed the following in
                                creating goodwill in the community.          its public documents: approximate costs of
                                In the absence of bad faith, self-dealing,   complying with current or proposed
                                or gross negligence, management should       environmental laws, steps company is taking to
                                determine which contributions are in the     reduce greenhouse gasses or other
                                best interests of the company)               environmental pollutants, measurements of the
                                                                             company's emissions levels and reduction
                                                                             targets or goals for environmental pollutants
                                                                             including greenhouse gasses)

                                CHARITABLE/POLITICAL CONTRIBUTIONS
                                (proposals asking for a list of company
                                executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders)

                                                                             Recycling (proposals to adopt a comprehensive
                                                                             recycling strategy, taking into account: the
                                                                             nature of the company's business and the
                                                                             percentage affected, the extent that peer
                                                                             companies are recycling, the timetable
                                                                             prescribed by the proposal, the costs and
                                                                             methods of implementation and whether the
                                                                             company has a poor environmental track record,
                                                                             such as violations of federal and state
                                                                             regulations)

                 SOCIAL AND ENVIRONMENTAL RESPONSIBILITY ISSUES

----------------------------------------------------------------------------------------------------------------
             VOTE FOR:             VOTE AGAINST:                           VOTE CASE-BY-CASE:
----------------------------------------------------------------------------------------------------------------
                                                                RENEWABLE ENERGY (proposals to invest in
                                                                renewable energy sources, taking into account:
                                                                the nature of the company's business and the
                                                                percentage affected, the extent that peer
                                                                companies are switching from fossil fuels to
                                                                cleaner sources, the timetable and specific
                                                                action prescribed by the proposal, the costs of
                                                                implementation and the company's initiatives to
                                                                address climate change)

                                                                INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS
                                                                (proposals to implement certain human rights
                                                                standards at company facilities or those of its
                                                                suppliers and to commit to outside, independent
                                                                monitoring. In evaluating these proposals, the
                                                                following should be considered: the company's
                                                                current workplace code of conduct or adherence
                                                                to other global standards and the degree they
                                                                meet the standards promulgated by the
                                                                proponent, agreements with foreign suppliers to
                                                                meet certain workplace standards, whether
                                                                company and vendor facilities are monitored and
                                                                how, company participation in fair labor
                                                                organizations, type of business, proportion of
                                                                business conducted overseas, countries of
                                                                operation with known human rights abuses,
                                                                whether the company has been recently involved
                                                                in significant labor and human rights,
                                                                controversies or violations, peer company
                                                                standards and practices and union presence in
                                                                company's international factories)

                                                                MACBRIDE PRINCIPLES (proposals to endorse or
                                                                increase activity on the MacBride Principles,
                                                                taking into account: company compliance with or
                                                                violations of the Fair Employment Act of 1989,
                                                                company antidiscrimination policies that
                                                                already exceed the legal requirements, the cost
                                                                and feasibility of adopting all nine
                                                                principles, the cost of duplicating efforts to
                                                                follow two sets of standards (Fair Employment
                                                                and the MacBride Principles), the potential for
                                                                charges of reverse discrimination, the
                                                                potential that any company sales or contracts
                                                                in the rest of the United Kingdom could be
                                                                negatively impacted, the level of the company's
                                                                investment in Northern Ireland, the number of
                                                                company employees in Northern Ireland, the
                                                                degree that industry peers have adopted the
                                                                MacBride Principles and applicable state and
                                                                municipal laws that limit contracts with
                                                                companies that have not adopted the MacBride
                                                                Principles)

                       EXECUTIVE AND DIRECTOR COMPENSATION

                                                    EXECUTIVE AND DIRECTOR COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
             VOTE FOR                      WITHHOLD                      VOTE AGAINST:                       VOTE CASE-BY-CASE:
------------------------------------------------------------------------------------------------------------------------------------
Plans which provide a dollar-        EXECUTIVE AND        Plans that expressly permit the repricing  Votes with respect to
for-dollar cash for stock exchange   DIRECTOR             of underwater stock options without        equity-based compensation plans
                                     COMPENSATION (votes  shareholder approval
                                     from the
                                     Compensation
                                     Committee members)
DIRECTOR RETIREMENT PLANS                                 Plans in which the CEO  participates  if   DIRECTOR COMPENSATION
(shareholder proposals to                                 there is a disconnect  between the CEO's   (compensation plans for
eliminate retirement plans for                            pay   and   company    performance   (an   directors)
nonemployee directors)                                    increase   in  pay  and  a  decrease  in
                                                          performance)  and the main source of the
                                                          pay    increase     (over    half)    is
                                                          equity-based.  A decrease in performance
                                                          is based  on  negative  one- and  three-
                                                          year  total  shareholder   returns.   An
                                                          increase  in pay is based  on the  CEO's
                                                          total direct compensation  (salary, cash
                                                          bonus,  present value of stock  options,
                                                          face  value of  restricted  stock,  face
                                                          value  of   long-term   incentive   plan
                                                          payouts,  and  all  other  compensation)
                                                          increasing over the previous year

EMPLOYEE STOCK PURCHASE PLANS                             DIRECTOR RETIREMENT PLANS (Retirement      STOCK PLANS IN LIEU OF CASH
(employee stock purchase plans                            plans for nonemployee directors)           (plans which provide
where any of the following apply:                                                                    participants with the option
purchase price is less than 85                                                                       of taking all or a portion of
percent of fair market value, or                                                                     their cash compensation in the
offering period is greater than 27                                                                   form of stock)
months, or the number of shares
allocated to the plan is more than
ten percent of the outstanding
shares)

INCENTIVE BONUS PLANS AND TAX                             EMPLOYEE STOCK PURCHASE PLANS (employee    MANAGEMENT PROPOSALS SEEKING
DEDUCTIBILITY PROPOSALS                                   stock purchase plans where any of the      APPROVAL TO REPRICE OPTIONS
(OBRA-RELATED COMPENSATION                                following apply: purchase price is less    (consideration given to the
PROPOSALS) proposals that simply                          than 85 percent of fair market value, or   following: historic trading
amend shareholder-approved                                offering period is greater than 27 months, patterns, rationale for the
compensation plans to include                             or the number of shares allocated to the   repricing, value-for-value
administrative features or place a                        plan is more than 10 percent of the        exchange, option vesting, term
cap on the annual grants any one                          outstanding shares)                        of the option, exercise price
participant may receive to comply                                                                    and participation)
with the provisions of Section
162(m)

INCENTIVE BONUS PLANS AND TAX                             SHAREHOLDER PROPOSALS REGARDING EXECUTIVE  Employee Stock Purchase Plans
DEDUCTIBILITY PROPOSALS                                   AND DIRECTOR PAY (shareholder proposals
(OBRA-RELATED COMPENSATION                                seeking to set absolute levels on
PROPOSALS) proposals to add                               compensation or otherwise dictate the
performance goals to existing                             amount or  form of compensation)
compensation plans to comply with
the provisions of Section 162(m)
unless they are clearly
inappropriate

INCENTIVE BONUS PLANS AND TAX                             SHAREHOLDER PROPOSALS REGARDING EXECUTIVE  INCENTIVE BONUS PLANS AND TAX
DEDUCTIBILITY PROPOSALS                                   AND DIRECTOR PAY (shareholder proposals    DEDUCTIBILITY PROPOSALS (OBRA
(OBRA-RELATED COMPENSATION                                requiring director fees be paid in stock   RELATED COMPENSATION PROPOSALS)
PROPOSALS) cash or cash and stock                         only)                                      votes to amend existing plans
bonus plans that are submitted to                                                                    to increase shares reserved and
shareholders for the purpose of                                                                      to qualify for favorable tax
exempting compensation from taxes                                                                    treatment under the provisions
under the provisions of Section                                                                      of Section 162(m)
162(m) if no increase in shares is
requested

                      EXECUTIVE AND DIRECTOR COMPENSATION

------------------------------------------------------------------------------------------------------------------------------------
             VOTE FOR:                                WITHHOLD         VOTE AGAINST:                VOTE VASE-BY-CASE:
------------------------------------------------------------------------------------------------------------------------------------
EMPLOYEE STOCK OWNERSHIP PLANS                                                                 SHAREHOLDER PROPOSALS
(ESOPS) proposals to implement an ESOP                                                         REGARDING EXECUTIVE AND
or increase authorized shares for existing                                                     DIRECTOR PAY (basis for all other
ESOPs, unless the number of shares                                                             shareholder proposals regarding
allocated to the ESOP is excessive (more                                                       executive and director pay, taking
than five percent of outstanding shares                                                        into account company
                                                                                               performance, pay level versus
                                                                                               peers, pay level versus industry,
                                                                                               and long term corporate outlook)

401(K) EMPLOYEE BENEFIT PLANS (proposals                                                       GOLDEN PARACHUTES AND
to implement a 401(k) savings plan for                                                         EXECUTIVE SEVERANCE
employees)                                                                                     AGREEMENTS (proposals to ratify
                                                                                               or cancel golden parachutes. An
                                                                                               acceptable parachute should
                                                                                               include the following: the
                                                                                               parachute should be less attractive
                                                                                               than an ongoing employment
                                                                                               opportunity with the firm, the
                                                                                               triggering mechanism should be
                                                                                               beyond the control of management
                                                                                               and the amount should not exceed
                                                                                               three times base salary plus
                                                                                               guaranteed benefits)

SHAREHOLDER PROPOSALS REGARDING                                                                EXECUTIVE AND DIRECTOR
EXECUTIVE AND DIRECTOR PAY (shareholder                                                        COMPENSATION (votes for plans
proposals seeking additional disclosure of                                                     which do not provide a dollar-for
executive and director pay information,                                                        dollar cash for stock exchange)
provided the information requested is
relevant to shareholders' needs, would not
put the company at a competitive
disadvantage relative to its industry, and is
not unduly burdensome to the company)

SHAREHOLDER PROPOSALS REGARDING
EXECUTIVE AND DIRECTOR PAY (shareholder
proposals to put option repricings to a
shareholder vote)

OPTION EXPENSING (shareholder proposals
asking the company to expense stock
options, unless the company has already publicly committed to expensing options by a specific date)

PERFORMANCE-BASED STOCK OPTIONS
(shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless: the proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options) and the company demonstrates that it is using a substantial portion of performance-based awards for its top executives)

PENSION PLAN INCOME ACCOUNTING
(shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation)

                       EXECUTIVE AND DIRECTOR COMPENSATION

---------------------------------------------------------------------------------------------------------------
             VOTE FOR:                          WITHHOLD            VOTE AGAINST:      VOTE CASE-BY-CASE:
---------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL EXECUTIVE RETIREMENT
PLANS (SERPS) shareholder proposals
requesting to put extraordinary benefits
contained in SERP agreements to a
shareholder vote unless the company's
executive pension plans do not contain
excessive benefits beyond what is offered
under employee wide plans

GOLDEN PARACHUTES AND EXECUTIVE
SEVERANCE AGREEMENTS (shareholder
proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts)

                               THE RBB FUND, INC.
                                     PEA 103
                            PART C: OTHER INFORMATION


Item 23.          EXHIBITS

(a)         Articles of Incorporation.

      (1) Articles of Incorporation of Registrant are incorporated herein by reference to Registrant's Registration Statement (No. 33-20827) filed on March 24, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (2) Articles Supplementary of Registrant are incorporated herein by reference to Registrant's Registration Statement (No. 33-20827) filed on March 24, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (3) Articles of Amendment to Articles of Incorporation of Registrant are incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement (No. 33-20827) filed on July 12, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (4) Articles Supplementary of Registrant are incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement (No. 33-20827) filed on July 12, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (5) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant's Registration Statement (No. 33-20827) filed on April 27, 1990, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (6) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant's
            Registration Statement (No. 33-20827) filed on May 1, 1990, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (7) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (8) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant's Registration Statement (No. 33-20827) filed on October 22, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (9) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1993, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (10) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1993, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (11) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's
            Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (12) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's
            Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (13) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's
            Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (14) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's
            Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (15) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement (No. 33-20827) filed on March 31, 1995.

      (16) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

      (17) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant's Registration Statement (No. 33-20827) filed on October 11, 1996.

      (18) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant's Registration Statement (No. 33-20827) filed on May 9, 1997.

      (19) Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant's Registration Statement (No. 33-20827) filed on September 25, 1997.

      (20) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant's Registration Statement (No. 33-20827) filed on September 25, 1997.


      (21) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

      (22) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

      (23) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

      (24) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.


      (25) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant's Registration Statement (No. 33-20827) filed on September 30, 1999.


      (26) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant's Registration Statement (No. 33-20827) filed on November 29, 1999.

      (27) Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2000.

      (28) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2000.

      (29) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2000.

      (30) Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2000.

      (31) Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 73 to the Registrant's Registration Statement (No. 33-20827) filed on March 15, 2001.


      (32) Articles Supplementary of Registrant (BOSTON PARTNERS BOND FUND - INSTITUTIONAL CLASS AND BOSTON PARTNERS BOND FUND - INVESTOR CLASS) are incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant's Registration Statement (No. 33-20827) filed on May 15, 2002.

      (33) Articles of Amendment to Charter of the Registrant (BOSTON PARTNERS ALL-CAP VALUE FUND - INSTITUTIONAL CLASS AND BOSTON PARTNERS BOND FUND - INSTITUTIONAL CLASS) are incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant's Registration Statement (No. 33-20827) filed on May 15, 2002.

      (34) Articles Supplementary of Registrant (SCHNEIDER VALUE FUND) are incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 2002.

      (35) Articles Supplementary of Registrant (BAKER 500 GROWTH FUND - INSTITUTIONAL CLASS AND CLASS S) are incorporated herein by reference to Post-Effective Amendment No. 79 to the Registrant's Registration Statement (No. 33-20827) filed on September 18, 2002.

      (36) Articles Supplementary of Registrant (INSTITUTIONAL LIQUIDITY FUND FOR CREDIT UNIONS AND LIQUIDITY FUND FOR CREDIT UNION MEMBERS) are incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2003.


      (37) Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant's Registration Statement (No. 33-20827) filed on December 30, 2004.


      (38) Articles Supplementary of Registrant ((ROBECO WPG CORE BOND FUND - INVESTOR CLASS, ROBECO WPG CORE BOND FUND - INSTITUTIONAL CLASS, ROBECO WPG TUDOR FUND - INSTITUTIONAL CLASS, ROBECO WPG LARGE CAP GROWTH FUND - INSTITUTIONAL CLASS) are incorporated herein by reference to Post-Effective Amendment No. 93 to the Registrant's Registration Statement (No. 33-20827) filed on March 4, 2005.


      (39) Certificate of Correction of Registrant is incorporated herein by reference to Post-Effective Amendment No. 95 to the Registrant's Registration Statement (No. 33-20827) filed on March 23, 2005.


      (40) Articles Supplementary of Registrant (ROBECO WPG CORE BOND FUND - INVESTOR CLASS, ROBECO WPG CORE BOND FUND - INSTITUTIONAL CLASS, ROBECO WPG TUDOR FUND - INSTITUTIONAL CLASS, ROBECO WPG LARGE CAP GROWTH FUND - INSTITUTIONAL CLASS) are incorporated herein by reference to Post-Effective Amendment No. 95 to the Registrant's Registration Statement (No. 33-20827) filed on March 23, 2005.

      (41) Articles Supplementary of Registrant (SENBANC FUND) are incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant's Registration Statement (No. 33-20827) filed on June

            6, 2005.


      (42) Articles of Amendment of Registrant (ROBECO WPG CORE BOND FUND - RETIREMENT CLASS) are incorporated herein by reference to
            Post-Effective Amendment No. 97 to the Registrant's Registration Statement (No. 33-20827) filed on August 19, 2005.

      (43) Articles Supplementary of Registrant (ROBECO WPG CORE BOND FUND - INVESTOR CLASS) are incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant's Registration Statement (No. 33-20827) filed on September 27, 2005.

      (44) ARTICLES SUPPLEMENTARY OF REGISTRANT (BEAR STEARNS CUFS MLP MORTGAGE PORTFOLIO) ARE FILED HEREWITH.


(b)         By-Laws.

      (1)   By-Laws,   as  amended  are  incorporated  herein  by  reference  to
            Post-Effective Amendment No. 89 to the Registrant's Registration Statement (No. 33-20827) filed on December 30, 2004.

(c)         Instruments Defining Rights of Security Holders.

      (1) See Articles VI, VII, VIII, IX and XI of Registrant's Articles of 1 Incorporation dated February 17, 1988 which are incorporated herein by reference to Registrant's Registration Statement (No. 33-20827) filed on March 24, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.


      (2) See Articles II, III, VI, XIII, and XIV of Registrant's By-Laws as amended through August 25, 2004, which are incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant's Registration Statement (No. 33-20827) filed on December 30, 2004.


(d)         Investment Advisory Contracts.


      (1) Investment Advisory Agreement (MONEY MARKET) between Registrant and Provident Institutional Management Corporation, dated as of August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (2) Sub-Advisory Agreement (MONEY MARKET) between Provident Institutional Management Corporation and Provident National Bank, dated as of August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration
            Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (3) Assumption Agreement (MONEY MARKET FUND) between PNC Bank, N.A. and BlackRock Institutional Management Corporation (formerly PNC Institutional Management Corporation) dated April 29, 1998 is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant's Registration Statement (No. 33-20827) filed on September 30, 1999.

      (4) Investment Advisory Agreement (BOSTON PARTNERS LARGE CAP VALUE FUND) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

      (5) Investment Advisory Agreement (BOSTON PARTNERS MID CAP VALUE FUND) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

      (6) Investment Advisory Agreement (SCHNEIDER SMALL CAP VALUE FUND) between Registrant and Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

      (7) Investment Advisory Agreement (BOSTON PARTNERS SMALL CAP VALUE FUND II (FORMERLY MICRO CAP VALUE)) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-

            20827) filed on April 8, 2003.


      (8) Investment Advisory Agreement (BOSTON PARTNERS LONG/SHORT EQUITY FUND (FORMERLY MARKET NEUTRAL)) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

      (9) Investment Advisory Agreement (BOGLE SMALL CAP GROWTH FUND) between Registrant and Bogle Investment Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant's Registration Statement (No. 33-20827) filed on September 30, 1999.

      (10) Investment Advisory Agreement (BOSTON PARTNERS ALL-CAP VALUE FUND) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

      (11) Investment Advisory Agreement (SCHNEIDER VALUE FUND) between Registrant and Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

      (12) Form of Investment Advisory Agreement (INSTITUTIONAL LIQUIDITY FUND FOR CREDIT UNIONS) between Registrant and WesCorp Investment Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

      (13) Form of Investment Advisory Agreement (LIQUIDITY FUND FOR CREDIT UNIONS (FORMERLY THE CU MEMBERS' LIQUIDITY FUND)) between Registrant and WesCorp Investment Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

      (14) Investment Advisory Agreement (N/I GROWTH FUND) between Registrant and Numeric Investors LLC is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant's Registration Statement (No. 33-20827) filed on June 6, 2005.

      (15) Investment Advisory Agreement (N/I EMERGING GROWTH FUND) between Registrant and Numeric Investors LLC incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant's Registration Statement (No. 33-20827) filed on June 6, 2005.

      (16) Investment Advisory Agreement (N/I SMALL CAP VALUE FUND) between Registrant and Numeric Investors LLC is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant's Registration Statement (No. 33-20827) filed on June 6, 2005.

      (17) Investment Advisory Agreement (N/I MID CAP FUND) between Registrant and Numeric Investors LLC is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant's Registration Statement (No. 33-20827) filed on June 6, 2005.

      (18) Amendment No. 1 to Investment Advisory Agreement (N/I MID CAP FUND) between Registrant and Numeric Investors LLC is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant's Registration Statement (No. 33-20827) filed on June 6, 2005.

      (19) Amendment No. 1 to Investment Advisory Agreement (N/I GROWTH FUND) between Registrant and Numeric Investors LLC is incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant's Registration Statement (No. 33-20827) filed on August 19, 2005.

      (20) Amendment No. 1 to Investment Advisory Agreement (N/I SMALL CAP VALUE FUND) between Registrant and Numeric Investors LLC is incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant's Registration Statement (No. 33-20827) filed on August 19, 2005.

      (21) Amendment No. 2 to Investment Advisory Agreement (N/I MID CAP FUND) between Registrant and Numeric Investors LLC is incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant's Registration Statement (No. 33-20827) filed on August 19, 2005.

      (22)  Contractual Fee Waiver  Agreement  dated December 12, 2003,  between
            Registrant   and  Boston   Partners   Asset   Management,   L.P.  is
            incorporated herein by reference to Post-Effective Amendment

            No. 89 to the Registrant's Registration Statement (No. 33-20827) filed on December 30, 2004.


      (23) Contractual Fee Waiver Agreement (SCHNEIDER SMALL CAP VALUE FUND) dated November 21, 2005, between Registrant and Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No. 101 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2005.

      (24) Contractual Fee Waiver Agreement (SCHNEIDER VALUE FUND) dated November 21, 2005, between Registrant and Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No. 101 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2005.

      (25) Contractual Fee Waiver Agreement (BOGLE SMALL CAP GROWTH FUND) dated November 21, 2005, between Registrant and Bogle Investment Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 101 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2005.

      (26) Investment Advisory Agreement (ROBECO WPG CORE BOND FUND) between Registrant and Weiss, Peck & Greer Investments is incorporated herein by reference to Post-Effective Amendment No. 98 to the Registrant's Registration Statement (No. 33-20827) filed on August 30, 2005.

      (27) Investment Advisory Agreement (SENBANC FUND) dated August 31, 2005 between Registrant and Hilliard Lyons Research Advisors is incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant's Registration Statement (No. 33-20827) filed on September 27, 2005.

      (28) Investment Advisory Agreement (ROBECO WPG LARGE CAP GROWTH FUND) between Registrant and Weiss, Peck & Greer Investments is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

      (29) Investment Advisory Agreement (ROBECO WPG TUDOR FUND) between Registrant and Weiss, Peck & Greer Investments is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

      (30) Contractual Fee Waiver Agreement (ROBECO WPG CORE BOND FUND, ROBECO WPG LARGE CAP GROWTH FUND AND ROBECO WPG TUDOR FUND) dated April 29, 2005 between Registrant and Weiss, Peck & Greer Investments is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

      (31)  FORM  OF  INVESTMENT  ADVISORY  AGREEMENT  (BEAR  STEARNS  CUFS  MLP
            MORTGAGE PORTFOLIO) BETWEEN REGISTRANT AND BEAR STEARNS ASSET MANAGEMENT INC. IS FILED HEREWITH.


(e)         Underwriting Contracts.

      (1) Distribution Agreement between Registrant and PFPC Distributors, Inc. dated as of January 2, 2001 is incorporated herein by reference to Post-Effective Amendment No. 73 to the Registrant's Registration Statement (No. 33-20827) filed on March 15, 2001.


      (2) Distribution Agreement Supplement (BOSTON PARTNERS ALL-CAP VALUE FUND - INVESTOR CLASS) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

      (3) Distribution Agreement Supplement (BOSTON PARTNERS ALL-CAP VALUE FUND - INSTITUTIONAL CLASS) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to
            Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

      (4) Distribution Agreement Supplement (SCHNEIDER VALUE FUND) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

      (5) Form of Distribution Agreement Supplement (INSTITUTIONAL LIQUIDITY FUND FOR CREDIT UNIONS) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

      (6) Form of Distribution Agreement Supplement (LIQUIDITY FUND FOR CREDIT UNION MEMBERS (FORMERLY CU MEMBERS' LIQUIDITY FUND)) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

      (7) Distribution Agreement Supplement (SENBANC FUND) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

      (8) Distribution Agreement Supplement (ROBECO WPG CORE BOND FUND - INSTITUTIONAL CLASS) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 101 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2005.

      (9)   Distribution  Agreement Supplement (ROBECO WPG LARGE CAP GROWTH FUND
            - INSTITUTIONAL CLASS) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 101 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2005.

      (10) Distribution Agreement Supplement (ROBECO WPG TUDOR FUND - INSTITUTIONAL CLASS) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 101 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2005.

      (11) DISTRIBUTION AGREEMENT SUPPLEMENT (ROBECO WPG CORE BOND FUND - RETIREMENT CLASS) BETWEEN REGISTRANT AND PFPC DISTRIBUTORS, INC. IS FILED HEREIN.

      (12)  DISTRIBUTION   AGREEMENT  SUPPLEMENT  (ROBECO  WPG  CORE  BOND  FUND
            -INVESTOR CLASS) BETWEEN REGISTRANT AND PFPC DISTRIBUTORS, INC. IS FILED HEREIN.

      (13) FORM OF DISTRIBUTION AGREEMENT SUPPLEMENT (BEAR STEARNS CUFS MLP MORTGAGE PORTFOLIO) BETWEEN REGISTRANT AND PFPC DISTRIBUTORS, INC. IS FILED HEREWITH.


(f)         Bonus or Profit Sharing Contracts.

      (1) Fund Office Retirement Profit-Sharing and Trust Agreement, dated as of October 24, 1990, as amended is incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant's Registration Statement (No. 33-20827) filed on December 1, 1997.

      (2) Form of Amendment No. 1 to Fund Office Retirement Profit Sharing Plan and Trust Reflecting EGTRRA is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

(g)         Custodian Agreements.

      (1) Custodian Agreement between Registrant and Provident National Bank dated as of August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration
            Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (2) Sub-Custodian Agreement among The Chase Manhattan Bank, N.A., the Registrant and Provident National Bank, dated as of July 13, 1992, relating to custody of Registrant's foreign securities is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant's Registration Statement (No. 33-20827) filed on October 22, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (3) Amendment No. 1 to Custodian Agreement dated August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (4) Custodian Contract between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement (No. 33-20827) filed on October 28, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.


      (5) Custody Agreement (N/I MICRO CAP FUND, N/I GROWTH FUND AND N/I MID CAP FUND (FORMERLY GROWTH & VALUE) between Registrant and Custodial Trust Company is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

      (6) Custodian Agreement Supplement between Registrant and PNC Bank, National Association dated October 16, 1996 is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement (No. 33-20827) filed on November 27, 1996.

      (7) Custodian Agreement Supplement (BOSTON PARTNERS MID CAP VALUE FUND) between Registrant and PNC Bank, National Association is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant's Registration Statement (No. 33-20827) filed on September 25, 1997.

      (8) Custodian Agreement Supplement (BOSTON PARTNERS BOND FUND) between Registrant and PNC Bank, N.A. is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement (No. 33-20827) filed on December 8, 1997.

      (9) Custodian Agreement Supplement (SCHNEIDER SMALL CAP VALUE FUND) between Registrant and PNC Bank, N.A. is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

      (10) Custodian Agreement Supplement (BOSTON PARTNERS SMALL CAP VALUE FUND II (FORMERLY MICRO CAP VALUE)) between Registrant and PNC Bank, N.A. is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

      (11) Custodian Agreement Supplement (BOSTON PARTNERS LONG/SHORT EQUITY FUND (FORMERLY MARKET NEUTRAL)) between Registrant and PNC Bank, N.A. is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

      (12) Custodian Agreement Supplement (N/I SMALL CAP VALUE FUND) between Registrant and Custodial Trust Company is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

      (13) Form of Custodian Agreement Supplement (BOSTON PARTNERS FUND - FORMERLY LONG SHORT EQUITY) between Registrant and PFPC Trust Company is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant's Registration Statement (No. 33-20827) filed on May 19, 1999.

      (14) Custodian Agreement Supplement (BOGLE SMALL CAP GROWTH FUND) between Registrant and PFPC Trust Company is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant's Registration Statement (No. 33-20827) filed on September 30, 1999.


      (15) Letter Agreement among Registrant, The Chase Manhattan Bank and PFPC Trust Company, dated as of July 2, 2001, relating to custody of Registrant's foreign securities is incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant's Registration Statement (No. 33-20827) filed on May 15, 2002.


      (16) Custodian Agreement Supplement (BOSTON PARTNERS ALL-CAP VALUE FUND) between Registrant and PFPC Trust Company is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

      (17) Custodian Agreement Supplement (SCHNEIDER VALUE FUND) between Registrant and PFPC Trust Company is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

      (18) Form of Custodian Agreement Supplement (INSTITUTIONAL LIQUIDITY FUND FOR CREDIT UNIONS) between Registrant and PFPC Trust Company is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

      (19) Form of Custodian Agreement Supplement (LIQUIDITY FUND FOR CREDIT UNION MEMBERS (FORMERLY THE CU MEMBERS' LIQUIDITY FUND)) between Registrant and PFPC Trust Company is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

      (20) CUSTODIAN AGREEMENT (ROBECO WPG CORE BOND FUND, ROBECO WPG LARGE CAP GROWTH FUND, AND ROBECO WPG TUDOR FUND) BETWEEN REGISTRANT AND MELLON BANK N.A. IS FILED HEREWITH.

      (21) Custodian Agreement Supplement (SENBANC FUND) between Registrant and PFPC Trust Company is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.


      (22) Custodian Agreement among Registrant, PFPC Trust Company and Citibank, N.A., dated as of September 13, 2005, relating to custody of Registrant's foreign securities is incorporated herein by reference to Post-Effective Amendment No. 101 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2005.


      (23) FORM OF CUSTODIAN AGREEMENT SUPPLEMENT (BEAR STEARNS CUFS MLP MORTGAGE PORTFOLIO) SUPPLEMENT BETWEEN REGISTRANT AND PFPC TRUST COMPANY IS FILED HEREWITH.


(h)         Other Material Contracts.


      (1) Transfer Agency Agreement (SANSOM STREET) between Registrant and Provident Financial Processing Corporation, dated as of August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (2) Shareholder Servicing Agreement (SANSOM STREET MONEY MARKET) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (3) Shareholder Servicing Agreement (SANSOM STREET GOVERNMENT OBLIGATIONS MONEY Market) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration
            Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (4) Shareholder Services Plan (SANSOM STREET MONEY MARKET) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (5) Transfer Agency Agreement (BEDFORD MONEY MARKET) between Registrant and Provident Financial Processing Corporation, dated as of August 16, 1988 is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (6) Transfer Agency Agreement and Supplements (BRADFORD, BETA, GAMMA, DELTA, EPSILON, ZETA, ETA AND THETA) between Registrant and Provident Financial Processing Corporation dated as of November 5, 1991 is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's

            Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (7) Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company and PFPC Inc. dated February 1, 1995 is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement (No. 33-20827) filed on October 6, 1995.

      (8) Supplement to Transfer Agency and Service Agreement between Registrant, State Street Bank and Trust Company, Inc. and PFPC dated April 10, 1995 is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement (No. 33-20827) filed on October 6, 1995.

      (9) Amended and Restated Credit Agreement dated December 15, 1994 is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement (No. 33-20827) filed on October 25, 1995.


      (10) Transfer Agency Agreement Supplement (N/I MICRO CAP FUND, N/I GROWTH FUND AND N/I MID CAP FUND (FORMERLY GROWTH & VALUE)) between Registrant and PFPC Inc. dated April 14, 1996 is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

      (11)  Administration  and  Accounting  Services  Agreement  (N/I MICRO CAP
            FUND) between Registrant and PFPC INC. dated April 24, 1996 is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

      (12) Administration and Accounting Services Agreement (N/I GROWTH FUND) between Registrant and PFPC Inc. dated April 24, 1996 is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

      (13) Administration and Accounting Services Agreement (N/I MID CAP FUND (FORMERLY GROWTH & VALUE)) between Registrant and PFPC Inc. dated April 24, 1996 is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.


      (14) Transfer Agreement and Service Agreement between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant's Registration Statement (No. 33-20827) filed on July 30, 1996.


      (15) Administration and Accounting Services Agreement (BOSTON PARTNERS LARGE CAP VALUE FUND) between Registrant and PFPC Inc. dated October 16, 1996 is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant's Registration Statement (No. 33-20827) filed on May 9, 1997.

      (16) Transfer Agency Agreement Supplement (BOSTON PARTNERS LARGE CAP VALUE FUND, INSTITUTIONAL CLASS) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement (No. 33-20827) filed on November 27, 1996.

      (17) Transfer Agency Agreement Supplement (BOSTON PARTNERS LARGE CAP VALUE FUND - INVESTOR CLASS) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement (No. 33-20827) filed on November 27, 1996.

      (18) Transfer Agency Agreement Supplement (BOSTON PARTNERS MID CAP VALUE FUND - INSTITUTIONAL CLASS) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant's Registration Statement (No. 33-20827) filed on September 25, 1997.

      (19) Transfer Agency Agreement Supplement (BOSTON PARTNERS MID CAP VALUE FUND - INVESTOR CLASS) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant's Registration Statement (No. 33-20827) filed on September 25, 1997.

      (20) Administration and Accounting Services Agreement (BOSTON PARTNERS MID CAP VALUE FUND) between Registrant and PFPC Inc. dated, May 30, 1997 is incorporated herein by reference to Post-Effective

            Amendment No. 46 to the Registrant's Registration Statement (No. 33-20827) filed on September 25, 1997.


      (21) Administration and Accounting Services Agreement (SCHNEIDER SMALL CAP VALUE FUND) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

      (22)  Transfer  Agency  Agreement  Supplement  (SCHNEIDER  SMALL CAP VALUE
            FUND) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

      (23) Transfer Agency Agreement Supplement (BOSTON PARTNERS SMALL CAP VALUE FUND II (FORMERLY MICRO CAP VALUE) - INSTITUTIONAL CLASS) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

      (24) Transfer Agency Agreement Supplement (BOSTON PARTNERS SMALL CAP VALUE FUND II (FORMERLY MICRO CAP VALUE) - INVESTOR CLASS) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

      (25) Administration and Accounting Services Agreement (BOSTON PARTNERS MICRO CAP VALUE FUND) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.


      (26) Administrative Services Agreement between Registrant and Provident Distributors, Inc. dated as of May 29, 1998 and relating to the n/i family of funds, Schneider Small Cap Value Fund and Institutional Shares of the Boston Partners Funds is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant's Registration Statement (No. 33-20827) filed on June 25, 1998.


      (27) Administrative Services Agreement Supplement (BOSTON PARTNERS LONG/SHORT EQUITY FUND (FORMERLY MARKET NEUTRAL) - INSTITUTIONAL CLASS) between Registrant and Provident Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

      (28) Administrative and Accounting Services Agreement (BOSTON PARTNERS LONG/SHORT EQUITY FUND (FORMERLY MARKET NEUTRAL) - INSTITUTIONAL AND INVESTOR CLASSES) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

      (29) Transfer Agency Agreement Supplement (BOSTON PARTNERS LONG/SHORT EQUITY FUND (FORMERLY MARKET NEUTRAL) - INSTITUTIONAL AND INVESTOR CLASSES) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

      (30) Transfer Agency Agreement Supplement (N/I SMALL CAP VALUE FUND) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

      (31) Administration and Accounting Services Agreement (N/I SMALL CAP VALUE FUND) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

      (32) Co-Administration Agreement (N/I SMALL CAP VALUE FUND) between Registrant and Bear Stearns Funds Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

      (33) Administrative Services Agreement (N/I SMALL CAP VALUE FUND) between Registrant and Provident Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

      (34) Form of Transfer Agency Agreement Supplement (BOSTON PARTNERS FUND (FORMERLY LONG-SHORT EQUITY)) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective

            Amendment No. 65 to the Registrant's Registration Statement (No. 33-20827) filed on May 19, 1999.


      (35) Form of Administrative Services Agreement Supplement (BOSTON PARTNERS FUND (FORMERLY LONG-SHORT EQUITY) - INSTITUTIONAL SHARES) between Registrant and Provident Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant's Registration Statement (No. 33-20827) filed on May 19, 1999.

      (36) Form of Administration and Accounting Services Agreement (BOSTON PARTNERS FUND (FORMERLY LONG-SHORT EQUITY)) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant's Registration Statement (No. 33-20827) filed on May 19, 1999.

      (37) Transfer Agency Agreement Supplement (BOGLE SMALL CAP GROWTH FUND) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant's Registration Statement (No. 33-20827) filed on September 30, 1999.

      (38) Administrative Services Agreement (BOGLE SMALL CAP GROWTH FUND) between Registrant and Provident Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant's Registration Statement (No. 33-20827) filed on September 30, 1999.

      (39) Non 12b-1 Shareholder Services Plan and Agreement (BOGLE SMALL CAP GROWTH - INVESTOR SHARES) is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant's Registration Statement (No. 33-20827) filed on September 30, 1999.


      (40) Agreement between E*TRADE Group, Inc., Registrant and Registrant's principal underwriter is incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant's Registration Statement (No. 33-20827) filed on December 1, 1999.

      (41) Fee Waiver Agreement for n/i Numeric Investors Funds is incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant's Registration Statement (No. 33-20827) filed on December 1, 1999.


      (42) Administration and Accounting Services Agreement (BOGLE SMALL CAP GROWTH FUND) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant's Registration Statement (No. 33-20827) filed on December 1, 1999.


      (43) Solicitation Agreement between n/i numeric Investors and Shareholder Communications Corporation is incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant's Registration Statement (No. 33-20827) filed on December 1, 1999.

      (44) Administrative Services Assignment Agreement between Registrant and PFPC Distributors, Inc. dated January 2, 2001 is incorporated herein by reference to Post-Effective Amendment No. 73 to the Registrant's Registration Statement (No. 33-20827) filed on March 15, 2001.


      (45) Transfer Agency Supplement (BEAR STEARNS MONEY MARKET FAMILY) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant's Registration Statement (No. 33-20827) filed on December 4, 2001.

      (46)  Form of Transfer Agency  Supplement  (BOSTON  PARTNERS ALL-CAP VALUE
            FUND) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

      (47) Form of Administration and Accounting Services Agreement (BOSTON PARTNERS ALL-CAP VALUE FUND) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant's Registration Statement (No. 33-20827) filed on May 15, 2002.

      (48) Administrative Services Agreement Supplement (BOSTON PARTNERS ALL-CAP VALUE FUND) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

      (49) Transfer Agency Supplement (SCHNEIDER VALUE FUND) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

      (50) Form of Administration and Accounting Services Agreement (SCHNEIDER VALUE FUND) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 2002.

      (51) Administrative Services Agreement Supplement (SCHNEIDER VALUE FUND) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.


      (52) Non-12b-1 Shareholder Services Plan and Related Form of Shareholder Servicing Agreement is incorporated herein by reference to Post-Effective Amendment No. 79 to the Registrant's Registration Statement (No. 33-20827) filed on September 18, 2002.


      (53) Shareholder Servicing Agreement (BOGLE SMALL CAP GROWTH FUND) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

      (54)  Administrative  Services Agreement Supplement (BOSTON PARTNERS FUNDS
            - INVESTOR SHARES) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

      (55) Form of Administration and Accounting Services Agreement (INSTITUTIONAL LIQUIDITY FUND FOR CREDIT UNIONS) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

      (56) Form of Administrative Services Agreement Supplement (INSTITUTIONAL LIQUIDITY FUND FOR CREDIT UNIONS) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to
            Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

      (57) Form of Transfer Agency Agreement Supplement (INSTITUTIONAL LIQUIDITY FUND FOR CREDIT UNIONS) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

      (58) Amended and Restated Non-12b-1 Shareholder Services Plan (NUMERIC FUNDS) is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

      (59) Form of Administration and Accounting Services Agreement (LIQUIDITY FUND FOR THE CREDIT UNION MEMBERS (FORMERLY THE CU MEMBERS'
            LIQUIDITY FUND)) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

      (60) Form of Administrative Services Agreement Supplement (LIQUIDITY FUND FOR THE CREDIT UNION MEMBERS (FORMERLY THE CU MEMBERS' LIQUIDITY
            FUND)) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

      (61) Form of Transfer Agency Agreement Supplement (LIQUIDITY FUND FOR THE CREDIT UNION MEMBERS (FORMERLY THE CU MEMBERS' LIQUIDITY FUND)) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

      (62) Amended and Restated Non-12b-1 Shareholder Services Plan (LIQUIDITY FUND FOR THE CREDIT UNION MEMBERS (FORMERLY THE CU MEMBERS' LIQUIDITY FUND)) is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.


      (63) Form of Transfer Agency Agreement Supplement (Customer Identification Program) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2003.

      (64) Regulatory Administration Services Agreement between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant's Registration Statement (No. 33-20827) filed on December 29, 2003.


      (65) Administration and Accounting Services Agreement (ROBECO WPG CORE BOND FUND, ROBECO WPG LARGE CAP GROWTH FUND, AND ROBECO WPG TUDOR
            FUND) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

      (66)  Administrative  Services Agreement  Supplement (ROBECO WPG CORE BOND
            FUND) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

      (67) Administrative Services Agreement Supplement (ROBECO WPG LARGE CAP GROWTH FUND) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

      (68) Administrative Services Agreement Supplement (ROBECO WPG TUDOR FUND) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

      (69) Transfer Agency Agreement Supplement (ROBECO WPG CORE BOND FUND) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

      (70)  Transfer Agency  Agreement  Supplement  (ROBECO WPG LARGE CAP GROWTH
            FUND) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

      (71) Transfer Agency Agreement Supplement (ROBECO WPG TUDOR FUND) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

      (72) Non-12b-1 Shareholder Services Plan and Related Form of Shareholder Servicing Agreement (ROBECO WPG CORE BOND FUND - INSTITUTIONAL CLASS) is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

      (73) Non-12b-1 Shareholder Services Plan and Related Form of Shareholder Servicing Agreement (ROBECO WPG LARGE CAP GROWTH FUND - INSTITUTIONAL CLASS) is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

      (74) Non-12b-1 Shareholder Services Plan and Related Form of Shareholder Servicing Agreement (ROBECO WPG TUDOR FUND - INSTITUTIONAL CLASS) is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

      (75) Non-12b-1 Shareholder Services Plan and Related Form of Shareholder Servicing Agreement (ROBECO WPG CORE BOND FUND - RETIREMENT CLASS) is incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant's Registration Statement (No. 33-20827) filed on August 19, 2005.

      (76) Administration and Accounting Services Agreement (SENBANC FUND) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

      (77) Transfer Agency Agreement Supplement (SENBANC FUND) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

      (78) Administrative Services Agreement Supplement (SENBANC FUND) between Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

      (79) Amended Schedule A to Regulatory Administration Services Agreement (SENBANC FUND) between Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

      (80) FORM OF ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT (BEAR STEARNS CUFS MLP MORTGAGE PORTFOLIO) BETWEEN REGISTRANT AND PFPC INC. IS FILED HEREWITH.

      (81) FORM OF TRANSFER AGENCY AGREEMENT SUPPLEMENT (BEAR STEARNS CUFS MLP MORTGAGE PORTFOLIO) BETWEEN REGISTRANT AND PFPC INC. IS FILED HEREWITH.

      (82) FORM OF ADMINISTRATION SERVICES AGREEMENT SUPPLEMENT (BEAR STEARNS CUFS MLP MORTGAGE PORTFOLIO) BETWEEN REGISTRANT AND PFPC INC. IS FILED HEREWITH.

      (83)  FORM OF AMENDED  SCHEDULE A TO  REGULATORY  ADMINISTRATION  SERVICES
            AGREEMENT  (BEAR  STEARNS  CUFS  MLP  MORTGAGE   PORTFOLIO)  BETWEEN
            REGISTRANT AND PFPC INC. IS FILED HEREWITH.

(i)   (1)   Opinion and Consent of Counsel

            To be filed by amendment.

(j)   (1)   Consent of Independent Public Accountants

            To be filed by amendment.


(k)         None

(l)         Initial Capital Agreements.

      (1) Subscription Agreement, relating to Classes A through N, is incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement (No. 33-20827) filed on July 12, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (2) Subscription Agreement between Registrant and Planco Financial Services, Inc., relating to Classes O and P is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1990.

      (3) Subscription Agreement between Registrant and Planco Financial Services, Inc., relating to Class Q is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1990.

      (4) Subscription Agreement between Registrant and Counsellors Securities Inc. relating to Classes R, S, and Alpha 1 through Theta 4 is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.


      (5) Purchase Agreement between Registrant and Numeric Investors, L.P. relating to Class FF (N/I MICRO CAP FUND) is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

      (6) Purchase Agreement between Registrant and Numeric Investors, L.P. relating to Class GG (N/I GROWTH FUND) is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

      (7) Purchase Agreement between Registrant and Numeric Investors, L.P. relating to Class HH (N/I MID

            CAP FUND (FORMERLY GROWTH & VALUE)) is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (No. 33-20827) filed on May 16, 1996.

      (8) Purchase Agreement between Registrant and Boston Partners Asset Management, L.P. relating to Classes QQ, RR and SS (BOSTON PARTNERS LARGE CAP VALUE FUND) is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant's Registration Statement (No. 33-20827) filed on May 9, 1997.

      (9) Purchase Agreement between Registrant and Boston Partners Asset Management, L.P. relating to Classes TT and UU (BOSTON PARTNERS MID CAP VALUE FUND) is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant's Registration Statement (No. 33-20827) filed on September 25, 1997.

      (10) Purchase Agreement between Registrant and Boston Partners Asset Management L.P. relating to Classes VV and WW (BOSTON PARTNERS BOND
            FUND) is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement (No. 33-20827) filed on December 8, 1997.

      (11) Purchase Agreement between Registrant and Schneider Capital Management Company relating to Class YY (SCHNEIDER SMALL CAP VALUE
            FUND) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

      (12) Purchase Agreement between Registrant and Boston Partners Asset Management, L.P. relating to Classes DDD and EEE (BOSTON PARTNERS SMALL CAP VALUE FUND II (FORMERLY MICRO CAP VALUE)) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

      (13) Purchase Agreement between Registrant and Boston Partners Asset Management relating to Classes III and JJJ (BOSTON PARTNERS LONG/SHORT EQUITY FUND (FORMERLY MARKET NEUTRAL)) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

      (14) Purchase Agreement between Registrant and Provident Distributors, Inc. relating to Class MMM (N/I SMALL CAP VALUE FUND) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.

      (15) Form of Purchase Agreement between Registrant and Boston Partners Asset Management, L. P. relating to Classes KKK and LLL (BOSTON PARTNERS FUND (FORMERLY LONG-SHORT EQUITY)) is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant's Registration Statement (No. 33-20827) filed on May 19, 1999.

      (16) Purchase Agreement (BOGLE SMALL CAP GROWTH FUND) between Registrant and Bogle Investment Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant's Registration Statement (No. 33-20827) filed on September 30, 1999.

      (17) Purchase Agreement (BOSTON PARTNERS ALL-CAP VALUE FUND) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

      (18) Purchase Agreement (SCHNEIDER VALUE FUND) between Registrant and Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

      (19) Purchase Agreement (BAKER 500 GROWTH FUND) between Registrant and Baker 500 Corporation is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

      (20) Form of Purchase Agreement (INSTITUTIONAL LIQUIDITY FUND FOR CREDIT UNIONS) between Registrant and WesCorp Investment Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (No. 33-20827) filed on March 5, 2003.

      (21) Form of Purchase Agreement (LIQUIDITY FUND FOR CREDIT UNION MEMBERS (FORMERLY THE CU MEMBERS' LIQUIDITY FUND)) between Registrant and WesCorp Investment Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

      (22) Purchase Agreement (ROBECO WPG CORE BOND FUND ) between Registrant and Weiss, Peck & Greer Investments is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant's Registration Statement (No. 33-20827) filed on June 6, 2005.

      (23) Purchase Agreement (ROBECO WPG LARGE CAP GROWTH FUND) between Registrant and Weiss, Peck & Greer Investments is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant's Registration Statement (No. 33-20827) filed on June 6, 2005.

      (24) Purchase Agreement (ROBECO WPG TUDOR FUND) between Registrant and Weiss, Peck & Greer Investments is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant's Registration Statement (No. 33-20827) filed on June 6, 2005.

      (25) Purchase Agreement (SENBANC FUND) between Registrant and Hilliard Lyons Research Advisers is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.

      (26)  FORM  OF  PURCHASE   AGREEMENT   (BEAR  STEARNS  CUFS  MLP  MORTGAGE
            PORTFOLIO) BETWEEN REGISTRANT AND BEAR STEARNS ASSET MANAGEMENT INC. IS FILED HEREWITH.


(m)         Rule 12b-1 Plan.


      (1) Plan of Distribution (SANSOM STREET MONEY MARKET) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (2) Plan of Distribution (BEDFORD MONEY MARKET) is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement (No. 33-20827) filed on March 23, 1989, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (3) Amendment No. 1 to Plans of Distribution (CLASSES A THROUGH Q) is incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement (No. 33-20827) filed on October 24, 1991, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (4) Plan of Distribution (ZETA MONEY MARKET) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (5) Plan of Distribution (ETA MONEY MARKET) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (6) Plan of Distribution (THETA MONEY MARKET) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement (No. 33-20827) filed on July 15, 1992, and refilled electronically with Post-Effective Amendment No. 61 to Registrant's Registration Statement filed on October 30, 1998.

      (7) Plan of Distribution (BOSTON PARTNERS LARGE CAP VALUE FUND - INVESTOR CLASS) is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant's Registration Statement (No. 33-20827) filed on May 9, 1997.

      (8) Plan of Distribution (BOSTON PARTNERS MID CAP VALUE FUND - INVESTOR CLASS) is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant's Registration Statement (No. 33-

            20827) filed on May 9, 1997.


      (9) Plan of Distribution (BOSTON PARTNERS BOND FUND - INVESTOR CLASS) is incorporated herein by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement (No. 33-20827) filed on December 8, 1997.

      (10) Plan of Distribution (BOSTON PARTNERS SMALL CAP VALUE FUND II (FORMERLY MICRO CAP VALUE) - INVESTOR CLASS) is incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant's Registration Statement (No. 33-20827) filed on April 10, 1998.


      (11) Amendment to Plans of Distribution pursuant to Rule 12b-1 is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant's Registration Statement (No. 33-20827) filed on December 14, 1998.


      (12) Plan of Distribution (BOSTON PARTNERS LONG/SHORT EQUITY FUND (FORMERLY MARKET NEUTRAL) - INVESTOR CLASS) is incorporated herein by reference to Post-Effective Amendment No. 62 to the Registrant's Registration Statement (No. 33-20827) filed on November 12, 1998.

      (13) Plan of Distribution (PRINCIPAL MONEY MARKET) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement (No. 33-20827) filed on October 29, 1998.

      (14) Plan of Distribution (BOSTON PARTNERS FUND (FORMERLY LONG SHORT EQUITY) - INVESTOR CLASS) is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant's Registration Statement (No. 33-20827) filed on May 19, 1999.

      (15) Plan of Distribution pursuant to Rule 12b-1 (BOSTON PARTNERS ALL-CAP VALUE FUND) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant's Registration Statement (No. 33-20827) filed on November 1, 2002.

      (16) Plan of Distribution pursuant to Rule 12b-1 (LIQUIDITY FUND FOR CREDIT UNION MEMBERS (FORMERLY THE CU MEMBERS' LIQUIDITY FUND)) is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (No. 33-20827) filed on April 8, 2003.

      (17) Plan of Distribution pursuant to Rule 12b-1 (SENBANC FUND) is incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant's Registration Statement (No. 33-20827) filed on September 27, 2005.

      (18) Plan of Distribution pursuant to Rule 12b-1 (ROBECO CORE BOND FUND - INVESTOR CLASS) is incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant's Registration Statement (No. 33-20827) filed on September 27, 2005.

      (19) Agreement between Registrant, Bear, Stearns Securities Corp. and PFPC Distributors, Inc. dated as of November 17, 2005 is incorporated herein by reference to Post-Effective Amendment No. 101 to the Registrant's Registration Statement filed on December 29, 2005.


(n)         Rule 18f-3 Plan.

      (1) Amended Rule 18f-3 Plan is incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant's Registration Statement (No. 33-20827) filed on September 27, 2005.

(p)         Code of Ethics.


      (1)   CODE OF ETHICS OF THE REGISTRANT IS FILED HEREWITH.

      (2) CODE OF ETHICS OF BOSTON PARTNERS ASSET MANAGEMENT, L.P. IS FILED HEREWITH.

      (3)   CODE OF ETHICS OF NUMERIC INVESTORS LLC IS FILED HEREWITH.

      (4) CODE OF ETHICS OF SCHNEIDER CAPITAL MANAGEMENT COMPANY IS FILED HEREWITH.

      (5)   CODE OF ETHICS OF BOGLE INVESTMENT MANAGEMENT, L.P. IS FILED

            HEREWITH.

      (6)   CODE OF ETHICS OF PFPC DISTRIBUTORS, INC. IS FILED HEREWITH.


      (7) Code of Ethics of Weiss, Peck & Greer Investments is incorporated herein by reference to Post-Effective Amendment No. 88 to the Registrant's Registration Statement (No. 33-20827) filed on December 20, 2004.

      (8) Code Of Ethics of J.J.B. Hilliard W.L. Lyons, Inc. is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant's Registration Statement (No. 33-20827) filed on November 25, 2005.


      (9)   CODE OF  ETHICS  OF BEAR  STEARNS  ASSET  MANAGEMENT  INC.  IS FILED
            HEREWITH.


Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

Item 25. INDEMNIFICATION

Sections  1,  2,  3  and  4  of  Article  VIII  of   Registrant's   Articles  of
Incorporation, as amended, incorporated herein by reference as Exhibits (a)(1) and (a)(3), provide as follows:

Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its shareholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may by law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation law.

Section 3. No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Section 4. References to the Maryland General Corporation Law in this Article are to the law as from time to time amended. No further amendment to the Articles of Incorporation of the Corporation shall decrease, but may expand, any right of any person under this Article based on any event, omission or proceeding prior to such amendment. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Sections 2 and 3 of the Assumption Agreement between PNC Bank, N.A. ("PNC") and BlackRock Institutional Management Corporation ("BIMC"), dated April 29, 1998 and incorporated herein by reference to exhibit (d)(3), provide for the indemnification of BIMC and PNC against certain losses.

Section 13 of the Investment Advisory Agreements between Registrant and Numeric Investors, LLC ("Numeric"), each dated November 12, 2004 and incorporated herein by reference to exhibits (d)(15), (d)(16), (d)(17) and (d)(18), provides for the indemnification of Numeric against certain losses.

Section 12 of the Investment Advisory Agreements between Registrant and Boston Partners Asset Management, L.P. ("Boston Partners"), each dated October 25, 2002 and incorporated herein by reference to exhibits (d)(4), (d)(5), (d)(6), (d)(7),
(d)(8), and (d)(9), provides for the indemnification of Boston Partners against certain losses.

Section 12 of the Investment Advisory Agreement between Registrant and Bogle Investment Management, L.P. ("Bogle"), dated September 15, 1999 and incorporated herein by reference to exhibit (d) (10) provides for the indemnification of Bogle against certain losses.

Section 12 of the Investment Advisory Agreements between Registrant and WesCorp Investment Services, LLC is incorporated herein by reference as exhibits (d)(13) and (d)(14) provides for the indemnification of WesCorp Investment Services, LLC against certain losses.

Section 12 of the Investment Advisory Agreements between the Registrant and Weiss, Peck & Greer Investments is incorporated herein by reference as exhibits
(d)(27), (d)(28) and (d)(29) provides for the indemnification of Weiss, Peck & Greer Investments against certain losses.

Section 9 of the Distribution Agreement between Registrant and PFPC Distributors, Inc. ("PFPC"), dated January 2, 2001 and incorporated herein by reference to exhibit (e)(1) provides for the indemnification of PFPC Distributors against certain losses.


Section 12 of the Investment Advisory Agreement between the Registrant and Hilliard Lyons Research Advisors, a division of J. J. B. Hilliard, W. L. Lyons ("Hilliard") is incorporated herein by reference as exhibit (d)(27) provides for the indemnification of Hilliard against certain losses.

Section 12 of the Investment Advisory Agreement between the Registrant and Bear Stearns Asset Management Inc., ("Bear Stearns") is filed herewith as exhibit
(d)(31) provides for the indemnification of Bear Stearns against certain losses.


      Item 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS.

                  1.    BLACKROCK INSTITUTIONAL MANAGEMENT CORPORATION:

                        BlackRock Institutional Management Corporation ("BIMC") is an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc. BIMC's principal business address is 100 Bellevue Parkway, Wilmington, DE 19809. BIMC is registered under the Investment Advisers Act of 1940 and serves as an investment adviser for registered investment companies. Information as to the directors and officers of BIMC is as follows:

                        NAME AND POSITION WITH           OTHER COMPANY                POSITION WITH OTHER COMPANY
                        ----------------------           -------------                ---------------------------
                        BIMC
                        ----
                        Paul L. Audet                    BlackRock Provident          Treasurer
                        Director                         Institutional Funds
                                                         Wilmington, DE

                                                         BlackRock Funds              Treasurer
                                                         Wilmington, DE

                                                         BlackRock Capital            Director
                                                         Management, Inc.
                                                         Wilmington, DE

                                                         BlackRock Advisors, Inc.     Director
                                                         Wilmington, DE

                                                         BlackRock Financial          Director
                                                         Management, Inc.
                                                         New York, NY

                                                         BlackRock (Japan), Inc.      Chief Financial Officer &
                                                         New York, NY                 Managing Director

                                                         BlackRock International,     Chief Financial Officer &
                                                         Ltd.                         Managing Director
                                                         Edinburgh, Scotland

                                                         BlackRock, Inc.              Chief Financial Officer &
                                                         New York, NY                 Managing Director

                        Laurence J. Carolan              BlackRock Capital            Managing Director & Director
                        Managing Director and Director   Management, Inc.
                                                         Wilmington, DE

                                                         BlackRock, Inc.              Managing Director
                                                         New York, NY

                                                         BlackRock Advisors, Inc.     Managing Director & Director
                                                         Wilmington, DE

                        Robert P. Connolly               BlackRock Capital            Managing Director, General
                        Managing Director, General       Management, Inc.             Counsel & Secretary
                        Counsel and Secretary            Wilmington, DE

                                                         BlackRock, Inc.              Managing Director, General
                                                         New York, NY                 Counsel & Secretary

                                                         BlackRock International,     Managing Director, General
                                                         Ltd.                         Counsel & Secretary
                                                         Edinburgh, Scotland

                                                         BlackRock (Japan), Inc.      Managing Director, General
                                                         New York, NY                 Counsel & Secretary

                                                         BlackRock Advisors, Inc.     Managing Director, General
                                                         Wilmington, DE               Counsel & Secretary

                                                         BlackRock Financial          Managing Director, General
                                                         Management, Inc.             Counsel & Secretary
                                                         New York, NY

                                                         BlackRock Investments,       General Counsel & Secretary
                                                         Inc.
                                                         New York, NY

                        Laurence D. Fink                 BlackRock Funds              President  & Trustee
                        Chief Executive Officer          Wilmington, DE

                                                         BlackRock Capital            Chief Executive Officer
                                                         Management, Inc.
                                                         Wilmington, DE

                                                         BlackRock, Inc.              Chairman & CEO
                                                         New York, NY

                                                         BlackRock International,     Chairman & CEO
                                                         Ltd.
                                                         Edinburgh, Scotland

                                                         BlackRock (Japan), Inc.      Chairman & CEO
                                                         New York, NY

                                                         BlackRock Investments,       Chairman & CEO
                                                         Inc.
                                                         New York, NY

                                                         BlackRock Advisors, Inc.     Chief Executive Officer
                                                         Wilmington, DE

                                                         BlackRock Financial          Chairman & CEO
                                                         Management, Inc.
                                                         New York, NY

                                                         BlackRock HPB Management     Director
                                                         LLC
                                                         New York, NY

                        Robert S. Kapito                 BlackRock Capital            Vice Chairman & Director
                        Vice Chairman and Director       Management, Inc.
                                                         Wilmington, DE

                                                         BlackRock International,     Vice Chairman & Director
                                                         Ltd.
                                                         Edinburgh, Scotland

                                                         BlackRock, Inc.              Vice Chairman
                                                         New York, NY

                                                         BlackRock Advisors, Inc.     Vice Chairman & Director
                                                         Wilmington, DE

                                                         BlackRock (Japan), Inc.      Vice Chairman & Director
                                                         New York, NY

                                                         BlackRock Investments,       Director
                                                         Inc.
                                                         New York, NY

                                                         BlackRock Financial          Vice Chairman & Director
                                                         Management, Inc.

                                                         New York, NY

                        Kevin M. Klingert                BlackRock Capital            Managing Director & Director
                        Managing Director and Director   Management, Inc.
                                                         Wilmington, DE

                                                         BlackRock, Inc.              Managing Director
                                                         New York, NY

                                                         BlackRock Advisors, Inc.     Managing Director & Director
                                                         Wilmington, DE

                                                         BlackRock Financial          Managing Director
                                                         Management, Inc.

                                                         New York, NY

                        John P. Moran                    BlackRock Capital            Managing Director & Director
                        Managing Director and Director   Management, Inc.
                                                         Wilmington, DE

                                                         BlackRock, Inc.              Managing Director
                                                         New York, NY

                                                         BlackRock Advisors, Inc.     Managing Director & Director
                                                         Wilmington, DE

                                                         BlackRock Investments,       President
                                                         Inc.
                                                         New York, NY

                        Ralph L. Schlosstein             BlackRock Provident          Chairman & President
                        President and Director           Institutional Funds
                                                         Wilmington, DE

                                                         BlackRock Capital            President & Director
                                                         Management, Inc.
                                                         Wilmington, DE

                                                         BlackRock, Inc.              President & Director
                                                         New York, NY

                                                         BlackRock International,     President & Director
                                                         Ltd.
                                                         Edinburgh, Scotland

                                                         BlackRock (Japan), Inc.      President & Director
                                                         New York, NY

                                                         BlackRock Investments,       Director
                                                         Inc.
                                                         New York, NY

                                                         BlackRock Advisors, Inc.     President & Director
                                                         Wilmington, DE

                                                         BlackRock Financial          President & Director
                                                         Management, Inc.
                                                         New York, NY

                                                         BlackRock HPB Management     Director
                                                         LLC
                                                         New York, NY

                        Keith T. Anderson                BlackRock Capital            Managing Director
                        Managing Director                Management, Inc.
                                                         Wilmington, DE

                                                         BlackRock, Inc.              Managing Director
                                                         New York, NY

                                                         BlackRock Advisors, Inc.     Managing Director
                                                         Wilmington, DE

                                                         BlackRock Financial          Managing Director
                                                         Management, Inc.
                                                         New York, NY

                                                         BlackRock International,     Managing Director
                                                         Ltd.
                                                         Edinburgh, Scotland

                                                         BlackRock (Japan), Inc.      Managing Director
                                                         New York, NY

                  2.    NUMERIC INVESTORS, LLC:

                        The sole business activity of Numeric Investors, LLC ("Numeric"), One Memorial Drive, 4th Floor, Cambridge, Massachusetts 02142, is to serve as an investment adviser. Numeric is registered under the Investment Advisers Act of 1940.

                        Information as to the directors and officers of Numeric is as follows:

                        NAME AND POSITION WITH           OTHER COMPANY                POSITION WITH OTHER COMPANY
                        ----------------------           -------------                ---------------------------
                        NUMERIC
                        -------
                        P. Andrews McLane                TA Associates                Managing Director and Member of
                        Director of Numeric              Boston, MA                   the Executive Committee of Board

                        Michael Wilson                   TA Associates                Principal
                        Director of Numeric              Boston, MA

                  3.    BOGLE INVESTMENT MANAGEMENT, LP:

                        The sole business activity of Bogle Investment Management, LP ("Bogle"), 57 River Street, Suite 206, Wellesley, Massachusetts 02481, is to serve as an investment adviser. Bogle is registered under the Investment Advisers Act of 1940.

                        The directors and officers have not held any positions with other companies during the last two fiscal years.

                  4.    BOSTON PARTNERS ASSET MANAGEMENT, LLC:

                        The sole business activity of Boston Partners Asset Management, LLC ("BPAM"), 28 State Street, 21st Floor, Boston, Massachusetts 02109, is to serve as an investment adviser. BPAM is registered under the Investment Advisers Act of 1940.

                        BPAM is registered under the Investment Advisers Act of 1940 and serves as an investment adviser for registered investment companies. Information as to the directors and officers of Boston is as follows:

                        NAME AND POSITION WITH           OTHER COMPANY                POSITION WITH OTHER COMPANY
                        ----------------------           -------------                ---------------------------
                        BPAM
                        ----
                        William J. Kelly                 Robeco USA, LLC              Chief Financial Officer
                        Chief Executive Officer

                                                         Robeco USA, Inc.             Chief Executive Officer and
                                                                                      Treasurer

                        Mary Ann Iudice                  Robeco USA, LLC              Chief Compliance Officer
                        Compliance Officer

                                                         Robeco USA, Inc.             Chief Compliance Officer

                  5.    SCHNEIDER CAPITAL MANAGEMENT COMPANY:

                        The  sole   business   activity  of  Schneider   Capital
                        Management Company ("Schneider"), 460 E. Swedesford Road, Suite 1080, Wayne, PA 19087, is to serve as an investment adviser. Schneider is registered under the Investment Advisers Act of 1940.

                        Information   as  to  the   directors  and  officers  of
                        Schneider is as follows:

                        NAME AND POSITION WITH           OTHER COMPANY                POSITION WITH OTHER COMPANY
                        ----------------------           -------------                ---------------------------
                        SCHNEIDER
                        ---------
                        Arnold C. Schneider, III         Turnbridge Management        President
                        President and Chief Investment   Partners Corp.
                        Officer

                        Steven J. Fellin                 Turnbridge Management        Vice President
                        Sr. Vice President and Chief     Partners Corp.
                        Financial Officer

                  6.    WESCORP INVESTMENT SERVICES, LLC:

                        The sole business activity of WesCorp Investment Services, LLC, 924 Overland Court, San Dimas, California 91773 ("WesCorp"), is to serve as an investment adviser. WesCorp is registered under the Investment Advisers Act of 1940.

                        The directors and officers have not held any positions with other companies during the last two fiscal years.

                  7.    WEISS, PECK & GREER INVESTMENTS:

                        The sole business activity of Weiss, Peck & Greer Investments ("WPG"), 909 Third Avenue, New York, NY 10022, is to serve as an investment adviser. WPG is registered under the Investment Advisers Act of 1940.

                        Information as to the directors and officers of WPG is as follows:

                        NAME AND POSITION WITH           OTHER COMPANY                POSITION WITH OTHER COMPANY
                        ----------------------           -------------                ---------------------------
                        WPG
                        ---
                        Stan Bichel                      Robeco USA, LLC              Chief Executive Officer
                        Chief Executive Officer

                                                         Robeco USA, Inc.             Chairman of the Board

                        William J. Kelly                 Robeco USA, LLC              Chief Financial Officer
                        Chief Financial Officer

                                                         Robeco USA, Inc.             Chief Executive and Treasurer

                        Mary Ann Iudice                  Robeco USA, LLC              Chief Compliance Officer
                        Chief Compliance Officer

                                                         Robeco USA, Inc.             Chief Compliance Officer

                        Robert Kleinberg                 Robeco USA, Inc.             Chief Legal Officer
                        Chief Legal Officer

                  8.    HILLIARD LYONS RESEARCH ADVISORS:

                        The sole business activity of Hilliard Lyons Research Advisors ("Hilliard"), 501 South Fourth Street, Louisville, Kentucky 40202, is to serve as an investment adviser. Hilliard is registered under the Investment Advisers Act of 1940.

                        Information as to the directors and officers of Hilliard is as follows:

                        NAME AND POSITION WITH           OTHER COMPANY                POSITION WITH OTHER COMPANY
                        ----------------------           -------------                ---------------------------
                        HILLIARD
                        --------
                        James M. Rogers                  None
                        Executive Vice President,
                        Chief Operating Officer and
                        Director

                        James R. Allen                   None
                        President and Director

                        Paul J. Moretti                  None
                        Executive Vice President and
                        Chief Financial Officer

                        William S. Demchak               PNC Financial Services       Vice Chairman
                        Director                         Group, Inc.

                        Joseph C. Guyaux                 PNC Financial Services       President
                        Director                         Group, Inc.

                        Joan L. Gulley                   PNC Advisors                 Executive Vice President
                        Director

                        John R. Bugh                     None
                        Executive Vice President

                        Carmella Miller                  None
                        Executive Vice President,
                        Chief Administrative Officer
                        and Director


                  9.    BEAR STEARNS ASSET MANAGEMENT INC.

                        The sole business activity of Bear Stearns Asset Management Inc. ("Bear Stearns"), 383 Madison Avenue, New York, New York 10179 is to serve as an investment adviser. [Bear Stearns is registered under the Investment Advisers Act of 1940].

                        Information as to the directors and officers of Bear Stearns is as follows:

                        NAME AND POSITION WITH BEAR      OTHER COMPANY                POSITION WITH OTHER COMPANY
                        ---------------------------      -------------                ---------------------------
                        STEARNS
                        -------

                        [Information to be provided]


Item 27. PRINCIPAL UNDERWRITER


      (a) PFPC Distributors, Inc. ("the Distributor") is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. As of April 9, 2006, the Distributor acted as principal underwriter for the following investment companies:

                        AFBA 5 Star Funds, Inc.
                        Atlantic Whitehall Funds Trust
                        CRM Mutual Fund Trust
                        E.I.I. International Property Fund
                        E.I.I. Realty Securities
                        GuideStone Funds
                        Highland Floating Rate Fund
                        Highland Floating Rate Advantage Fund
                        Harris Insight Funds Trust
                        Kalmar Pooled Investment Trust
                        Matthews Asian Funds
                        Metropolitan West Funds

                        Old Westbury Funds
                        The RBB Fund, Inc.
                        RS Investment Trust
                        Stratton Growth Fund, Inc.
                        Stratton Monthly Dividend REIT Shares, Inc.
                        The Stratton Funds, Inc.
                        Van Wagoner Funds
                        Wilshire Mutual Funds, Inc.
                        Wilshire Variable Insurance Trust

            Distributed by ABN AMRO Distribution Services (USA), Inc., a wholly-owned subsidiary of PFPC Distributors, Inc.:

                        ABN AMRO Funds

            Distributed   by  BlackRock   Distributors,   Inc.,  a  wholly-owned
            subsidiary of PFPC Distributors, Inc.:

                        BlackRock Funds
                        BlackRock Bond Allocation Target Shares
                        BlackRock Liquidity Funds
                        International Dollar Reserve Fund I, Ltd.

            Distributed  by  MGI  Funds   Distributors,   Inc.,  a  wholly-owned
            subsidiary of PFPC Distributors, Inc.:

                        MGI Funds

            Distributed by Northern Funds Distributors, LLC, a wholly-owned subsidiary of PFPC Distributors, Inc.:


                        Northern Funds
                        Northern Institutional Funds




      (b) The Distributor is a Massachusetts corporation located at 301 Bellevue Parkway, Wilmington, DE 19809. The Distributor is a wholly-owned subsidiary of PFPC, Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., a publicly traded company.

            The following is a list of the directors and executive officers of the Distributor:

                  NAME                      POSITION(S) WITH DISTRIBUTOR
                  ----                      ----------------------------

                  Brian Burns               Chairman; Director;
                                            President; Chief Executive Officer

                  Michael Denofrio          Director
                  Nicholas Marsini          Director

                  Rita G. Adler             Chief Compliance Officer
                  John Munera               Anti-Money Laundering Officer
                  Christine P. Ritch        Chief Legal Officer;
                                            Assistant Secretary; Assistant Clerk

                  Bradley A. Stearns        Secretary; Clerk
                  Julie Bartos              Assistant Secretary; Assistant Clerk
                  Amy Brennan               Assistant Secretary; Assistant Clerk

                  Craig Stokarski           Treasurer; Chief Financial Officer;
                                            Financial & Operations Principal

                  Maria Schaffer            Assistant Treasurer; Controller

                  Bruno Di Stefano          Vice President
                  Susan K. Moscaritolo      Vice President


      (c)   Not applicable.

Item 28. LOCATION OF ACCOUNTS AND RECORDS

(1) PFPC Trust Company (assignee under custodian agreement), 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153 (records relating to its functions as sub-adviser and custodian).

(2) PFPC Distributors, Inc., 760 Moore Road, Valley Forge, Pennsylvania 19406. (records relating to its functions as distributor).

(3) BlackRock Institutional Management Corporation, Bellevue Corporate Center, 100 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment adviser, sub-adviser and administrator).

(4) PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as transfer agent and dividend disbursing agent).

(5) Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103 (Registrant's Articles of Incorporation, By-Laws and Minute Books).

(6) Numeric Investors LLC, 1 Memorial Drive, Cambridge, Massachusetts 02142 (records relating to its function as investment adviser).

(7) Boston Partners Asset Management, L.L.C., 28 State Street, Boston, Massachusetts 02111 (records relating to its function as investment adviser).

(8) Schneider Capital Management Co., 460 East Swedesford Road, Suite 1080, Wayne, Pennsylvania 19087 (records relating to its function as investment adviser).

(9) Bogle Investment Management, L.P., 57 River Street, Suite 206, Wellesley, Massachusetts 02481 (records relating to its function as investment adviser).

(10) Bear Stearns & Co. Inc., Funds Management Department, 383 Madison Avenue, New York, New York 10179 (records relating to its function as co-administrator for investment portfolios advised by Numeric Investors,
      LLC)

(11)  WesCorp  Investment   Services,   LLC,  924  Overland  Court,  San  Dimas,
      California 91773 (records relating to its function as investment adviser).

(12) Weiss, Peck & Greer Investments, 909 Third Avenue, New York, New York 10022 (records relating to its function as investment adviser).

(13) Hilliard Lyons Research Advisors, a division of J. J. B. Hilliard, W. L. Lyons, Inc., 501 South 4th Street, Louisville, Kentucky 40202 (records relating to its function as investment adviser).


(14) Bear Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179 (records relating to its function as investment adviser).

Item 29. MANAGEMENT SERVICES

      None.

Item 30. UNDERTAKINGS

(a) Registrant hereby undertakes to hold a meeting of shareholders for the purpose of considering the removal of directors in the event the requisite number of shareholders so request.

(b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 103 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Wilmington, and State of Delaware on the 18th day of July, 2006.

                                                   THE RBB FUND, INC.
                                                   BY: /s/ EDWARD J. ROACH
                                                   -----------------------
                                                   Edward J. Roach
                                                   President and Treasurer


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE                       TITLE                                              DATE
---------                       -----                                              ----


/s/ EDWARD J. ROACH             President (Principal Executive Officer) and          July 18, 2006
-------------------             Treasurer (Principal Financial and Accounting
Edward J. Roach                 Officer)

*J. RICHARD CARNALL             Director                                             July 18, 2006
-------------------
J. Richard Carnall

*FRANCIS J. MCKAY               Director                                             July 18, 2006
-----------------
Francis J. McKay

*MARVIN E. STERNBERG            Director                                             July 18, 2006
--------------------
Marvin E. Sternberg

*JULIAN A. BRODSKY              Director                                             July 18, 2006
------------------
Julian A. Brodsky

*ARNOLD M. REICHMAN             Director                                             July 18, 2006
-------------------
Arnold M. Reichman

*ROBERT SABLOWSKY               Director                                             July 18, 2006
-----------------
Robert Sablowsky

*ROBERT STRANIERE               Director                                             July 18, 2006
-----------------
Robert Straniere


*BY: /s/ EDWARD J. ROACH
------------------------
Edward J. Roach
Attorney-in-Fact

                               THE RBB FUND, INC.
                                 (the "Company")

                                POWER OF ATTORNEY

            Know All Men by These Presents, that the undersigned, Francis J. McKay, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:   November 9, 2000


         /s/ FRANCIS J. MCKAY
         --------------------
         Francis J. McKay

                               THE RBB FUND, INC.
                                 (the "Company")

                                POWER OF ATTORNEY

            Know All Men by These Presents, that the undersigned, Marvin E. Sternberg, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:   November 9, 2000


         /s/ MARVIN E. STERNBERG
         -----------------------
         Marvin E. Sternberg

                               THE RBB FUND, INC.
                                 (the "Company")

                                POWER OF ATTORNEY

            Know All Men by These Presents, that the undersigned, Julian Brodsky, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:   November 9, 2000


         /s/ JULIAN BRODSKY
         ------------------
         Julian Brodsky

                               THE RBB FUND, INC.
                                 (the "Company")

                                POWER OF ATTORNEY

            Know All Men by These Presents, that the undersigned, Arnold Reichman, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:   November 9, 2000


         /s/ ARNOLD REICHMAN
         -------------------
         Arnold Reichman

                               THE RBB FUND, INC.
                                 (the "Company")

                                POWER OF ATTORNEY

            Know All Men by These Presents, that the undersigned, Robert Sablowsky, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:   November 9, 2000


         /s/ ROBERT SABLOWSKY
         --------------------
         Robert Sablowsky

                               THE RBB FUND, INC.
                                 (the "Company")

                                POWER OF ATTORNEY

            Know All Men by These Presents, that the undersigned, J. Richard Carnall, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:   September 10, 2002


         /s/ J. RICHARD CARNALL
         ----------------------
         J. Richard Carnall

                               THE RBB FUND, INC.
                                 (the "Company")

                                POWER OF ATTORNEY

            Know All Men by These Presents, that the undersigned, Robert Straniere, hereby constitutes and appoints Edward J. Roach and Michael P. Malloy, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:   June 8, 2006


         /s/ ROBERT STRANIERE
         --------------------
         Robert Straniere

EXHIBIT INDEX


The following exhibits are filed as part of this Registration Statement.




EXHIBIT     DESCRIPTION
-------     -----------

(a)(44) Articles Supplementary of Registrant (Bear Stearns CUFS MLP Mortgage Portfolio)

(d)(31) Form of Investment Advisory Agreement between Registrant and Bear Stearns Asset Management Inc.

(e)(11) Distribution Agreement Supplement between Registrant and PFPC Distributors, Inc. (Robeco WPG Core Bond Fund - Retirement Class)

(e)(12) Distribution Agreement Supplement between Registrant and PFPC Distributors, Inc. (Robeco WPG Core Bond Fund - Investor Class)

(e)(13) Form of Distribution Agreement Supplement between Registrant and PFPC Distributors, Inc. (Bear Stearns CUFS MLP Mortgage Portfolio)

(g)(20) Custodian Agreement (ROBECO WPG CORE BOND FUND, ROBECO WPG LARGE CAP GROWTH FUND, AND ROBECO WPG TUDOR FUND) between Registrant and Mellon Bank N.A.

(g)(23) Form of Custodian Agreement Supplement between Registrant and PFPC Trust Company (Bear Stearns CUFS MLP Mortgage Portfolio)

(h)(80) Form of Administration and Accounting Services Agreement between Registrant and PFPC Inc. (Bear Stearns CUFS MLP Mortgage Portfolio)

(h)(81) Form of Transfer Agency Agreement Supplement between Registrant and PFPC Inc. (Bear Stearns CUFS MLP Mortgage Portfolio)

(h)(82) Form of Administrative Services Agreement Supplement between Registrant and PFPC Inc. (Bear Stearns CUFS MLP Mortgage Portfolio)

(h)(83) Form of Amended Schedule A to Regulatory Administration Services Agreement between Registrant and PFPC Inc. (Bear Stearns CUFS MLP Mortgage Portfolio)

(l)(26) Form of Purchase Agreement between Registrant and Bear Stearns Asset Management Inc. (Bear Stearns CUFS MLP Mortgage Portfolio)

(p)(1)      Code of Ethics of the Registrant

(p)(2)      Code of Ethics of Boston Partners Asset Management, L.P.

(p)(3)      Code of Ethics of Numeric Investors, Inc.

(p)(4)      Code of Ethics of Schneider Capital Management Company

(p)(5)      Code of Ethics of Bogle Investment Management, L.P.

(p)(6)      Code of Ethics of PFPC Distributors, Inc.

(p)(9)      Code of Ethics of Bear Stearns Asset Management Inc.